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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395
                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through April 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class B     PGHBX
                        Class C     PGYCX
                        Class Y     GHYYX
                        Class Z     PGHZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          56

Notes to Financial Statements                                                 65

Approval of Investment Advisory Agreement                                     77

Trustees, Officers and Service Providers                                      81

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*   Dividends are not guaranteed.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

High-yielding bonds, including emerging market and corporate debt, performed well in markets throughout the world during the six months ended April 30, 2013, as confidence grew among investors in the strength of the global economic recovery. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, a senior vice president and portfolio manager at Pioneer, is lead manager on the Fund, and Tracy Wright, a senior vice president and portfolio manager at Pioneer, is the assistant portfolio manager on the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended April 30, 2013?

A Pioneer Global High Yield Fund's Class A shares returned 6.66% at net asset value during the six months ended April 30, 2013, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus Index and the BofA ML High Yield Master II Index, returned 6.50% and 7.26%, respectively. During the same period, the average return of the 556 mutual funds in Lipper's High Current Yield Funds category was 6.88%.

Q How would you describe the investment environment in the high-yield fixed-income market during the six months April 30, 2013?

A The six-month period saw a good environment for investing in lower-rated, higher-yielding debt in general, led by U.S. high-yield corporate bonds and emerging market debt. The six-month period began in November 2012 in the midst of a rally triggered by growing investor confidence that a series of actions taken by central banks in the United States, Europe and China would help stimulate greater growth in the global economy. Higher-yielding, credit-sensitive fixed-income securities generated solid returns, outperforming U.S. Treasuries and other higher-quality, but low-yielding, investments.

    The rally had begun in August 2012 when the new leader of the European Central Bank (ECB) declared that the bank would do "whatever it takes" to protect the European Union and the euro currency from the effects of the sovereign-debt problems plaguing several European nations. Subsequent to the ECB's announcement, the U.S. Federal Reserve Board (the Fed) announced its third round of quantitative easing aimed at encouraging lower interest rates through the purchases of mortgage-backed and other government securities in the open market. In addition, Chinese officials

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 announced that they would lower short-term interest rates to stimulate growth. Strong growth trends in select emerging markets added to the growing market confidence.

    During the first quarter of 2013, global economic data was somewhat mixed, but the markets still took encouragement when a new national government in Japan took office. The new Japanese government favors more-stimulative economic policies, including an increasingly accommodative monetary stance by the Bank of Japan, to which a new governor was appointed.

    In the United States, meanwhile, improvements in the manufacturing and housing sectors as well as the nation's unemployment rate strengthened confidence. While investors did worry about the effects of relentless partisan fighting in Washington over fiscal matters, including disputes over the nation's debt ceiling, tax rates and spending policies, a series of temporary measures agreed to by Congress and the President in the first weeks of the new year calmed fears enough to allow the rally in credit-sensitive securities to continue through the end of the period. Investors also appeared to take comfort from signs of increased fiscal consolidation by the U.S. government at a time when the private sector appeared to be strengthening.

Q How did you manage the Fund in that environment and how did your investment strategies affect the Fund's performance during the six months ended April 30, 2013?

A The Fund's emphasis on the credit sectors - notably high-yield corporates and emerging market corporates - helped drive solid absolute returns during the six-month period. A portfolio underweight to higher-quality securities, including U.S. Treasuries and emerging market sovereign debt, supported results. However, our decision to underweight the portfolio to the euro currency, given our concerns about underlying fundamentals, held back benchmark-relative results as the euro appreciated against other currencies during the six-month period. The euro's strength during the period derived mainly from the higher yields related to the sovereign-debt problems in the region, which attracted some investors.

    The Fund's out-of-benchmark positioning in floating-rate bank loans contributed to results on an absolute basis, even though the performance of the asset class trailed that of fixed-rate, high-yielding bonds. We invested the Fund in bank loans because they offer more protection than fixed-rate securities against the potential risk of rising market interest rates. We also like bank loans' senior position in the corporate debt structure, which means that bank-loan holders would be the first to be paid in any corporate restructuring. To further protect the Fund against the potential of rising

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 5 market interest rates, we kept the portfolio's duration well below that of the BofA ML Global High Yield and Emerging Markets Plus (GHY and EMP) Index. On April 30, 2013, the Fund's effective duration was 3.25 years, compared with about 4.7 years for the BofA ML GHY and EMP Index. Duration is intended to reflect a portfolio's price sensitivity to changes in interest rates, and lower durations are less sensitive to interest-rate changes than higher durations. The Fund's shorter duration did not help benchmark-relative results during the six-month period, however, as market interest rates generally declined. Despite the performance setback, we continue to think that a shorter-duration stance is a prudent way to reduce the Fund's overall interest-rate risk in the current low-rate environment, which will come to an end at some point.

    In the emerging markets, the Fund's performance was helped by portfolio exposures to the currency of Mexico and to corporate bonds in the Philippines during the six-month period. We have taken profits and reduced the Fund's position in the Philippines, while we have added to the portfolio's exposure to Mexico. We also have added portfolio exposures to the higher-yielding currencies of Nigeria, Russia and Romania.

Q Which individual investments had the biggest effect on the Fund's performance during the six months ended April 30, 2013?

A Emerging market bonds performed quite well for the Fund during the period, with exposure to local government bonds in the Philippines faring particularly well; smaller Fund positions in local government bonds from Nigeria and sovereign bonds from Ukraine also contributed to returns. Among emerging corporate bonds, the Fund enjoyed healthy gains from holdings of bonds of two Brazilian beef companies: Minerva and Marfrig. Both companies grew earnings as the price of beef rose and exports increased. Other Latin American corporate bonds in the portfolio that performed strongly during the period included the debt of Banco Galicia, a financial institution in Argentina, and of two Mexico-based materials companies, mining company Vedanta Resources and global building materials company CEMEX.

    In Europe, the Fund's investment in the corporate bonds of Ono Cable, a Spanish telecommunication services provider, gained in value during the period as the company demonstrated the ability to execute its business plan in a weak local economy.

    Among the Fund's domestic corporate holdings, the convertible bond of Chesapeake Energy appreciated in value during the six-month period as the company strengthened its balance sheet and changed chief executive officers.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

    Underperforming holdings in the portfolio included the bonds of Mexican home-builders Urbi, Homex and Grupo Geo. The bonds experienced price losses during the period as each of the companies dealt with problems in the Mexican home-building industry brought about by new government housing policies. Together, the bonds represented only a small position in the Fund's overall portfolio. We have sold the Grupo Geo bonds, but have retained the other two positions. A holding of the debt of Codere, a Spanish firm with extensive gambling operations in Europe and Latin America, also hurt the Fund's relative performance as the debt declined in value due to problems with the company's operations in Argentina. Another detractor was the Fund's investment in the securities issued by Suntech, a Chinese solar energy equipment company that defaulted on its debt in March 2013. We have reduced the Fund's position in the Suntech bonds.

Q Did the use of derivatives affect the Fund's performance during the six months ended April 30, 2013?

A The Fund invested in currency forward contracts during the period to reduce the risks posed by changes in the relative values of different currencies. The use of the derivatives had a minimal impact on Fund performance.

Q   What is your investment outlook?

A We believe global economies will continue to grow, although at modest pace, allowing the world's major central banks, including the Fed, to maintain their accommodative, low-interest-rate policies. That should create a good environment for credit-sensitive securities, in particular. Our outlook is not so optimistic for very high-quality, lower-yielding government securities, including U.S. Treasuries. Their prices appear high, and they are realizing negative yields when inflation is taken into consideration ("real yields"). At some point, market interest rates will start rising, and when that happens, Treasury values will suffer and potentially affect other sectors of the bond market.

    To help mitigate the risks of rising interest rates, we intend to keep the Fund's duration below that of the BofA ML GHY and EMP Index benchmark. To further reduce the potential effects of rising market interest rates, we also have maintained out-of-benchmark portfolio allocations to bank loans and event-linked (catastrophe) bonds issued by insurance companies. Both bank loans and catastrophe bonds offer floating interest rates, which would rise along with market interest rates. In addition, we have increased the Fund's exposure to higher-yielding emerging market currencies, where we see good potential as the economic prospects in the emerging markets continue to improve.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 7

    Going forward, we think individual security selection is likely to become even more important to generating solid performance in the fixed-income market. We believe that should play to Pioneer's strengths, as we place great emphasis on the analysis of the business fundamentals and credit-worthiness of individual companies.

    We intend to focus on fundamental research and to continue to maintain a well-diversified* portfolio of higher-yielding investments.

* Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 18-55 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Portfolio Summary | 4/30/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                      0.8%
AA                                                                       0.2%
A                                                                        1.4%
BBB                                                                      9.4%
BB                                                                      20.4%
B                                                                       43.8%
CCC                                                                     13.0%
Not Rated                                                                8.3%
Cash Equivalents                                                         2.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                       50.5%
Luxembourg                                           5.4%
Cayman Islands                                       4.7%
Netherlands                                          4.0%
Mexico                                               3.9%
Argentina                                            3.8%
Ireland                                              3.6%
United Kingdom                                       2.5%
Brazil                                               1.8%
Canada                                               1.5%
China                                                1.4%
Bermuda                                              1.3%
Peru                                                 1.2%
Singapore                                            1.2%
Australia                                            1.1%
Indonesia                                            1.1%
Other (individually less than 1%)                   11.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   COMM 2000-C1 Mortgage Trust, Floating Rate Note, 8/15/33 (144A)      2.40%
--------------------------------------------------------------------------------
 2.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                         1.26
--------------------------------------------------------------------------------
 3.   Ford Motor Co., 4.25%, 11/15/16                                      0.97
--------------------------------------------------------------------------------
 4.   Mexican Udibonos, 2.0%, 6/9/22                                       0.95
--------------------------------------------------------------------------------
 5.   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                          0.90
--------------------------------------------------------------------------------
 6.   Goldman Sachs Capital II, Floating Rate Note, 6/1/43                 0.86
--------------------------------------------------------------------------------
 7.   EP Energy LLC, 9.375%, 5/1/20                                        0.78
--------------------------------------------------------------------------------
 8.   Alliance One International, Inc., 10.0%, 7/15/16                     0.77
--------------------------------------------------------------------------------
 9.   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                         0.76
--------------------------------------------------------------------------------
10.   Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)                     0.76
--------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 9

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         4/30/13                        10/31/12
--------------------------------------------------------------------------------
          A                            $10.44                          $10.13
--------------------------------------------------------------------------------
          B                            $10.45                          $10.14
--------------------------------------------------------------------------------
          C                            $10.41                          $10.10
--------------------------------------------------------------------------------
          Y                            $10.26                          $ 9.96
--------------------------------------------------------------------------------
          Z                            $10.74                          $10.43
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A              $0.3560                 $--                  $--
--------------------------------------------------------------------------------
          B              $0.3148                 $--                  $--
--------------------------------------------------------------------------------
          C              $0.3204                 $--                  $--
--------------------------------------------------------------------------------
          Y              $0.3650                 $--                  $--
--------------------------------------------------------------------------------
          Z              $0.3795                 $--                  $--
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-15.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                     Net Asset      Public Offering
Period               Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
10 Years              9.21%         8.71%
5 Years               8.02          7.04
1 Year               12.93          7.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       BofA ML Global High Yield
                Pioneer Global    BofA ML High Yield   and Emerging Markets
                High Yield Fund   Master II Index      Plus Index
4/30/2003       $    9,550        $  10,000            $   10,000
4/30/2004       $   11,235        $  11,474            $   11,493
4/30/2005       $   12,742        $  12,216            $   12,684
4/30/2006       $   14,220        $  13,324            $   13,958
4/30/2007       $   16,158        $  14,978            $   15,773
4/30/2008       $   15,671        $  14,854            $   16,046
4/30/2009       $   11,102        $  12,672            $   13,763
4/30/2010       $   17,957        $  18,273            $   19,304
4/30/2011       $   20,699        $  20,712            $   21,893
4/30/2012       $   20,409        $  21,778            $   22,966
4/30/2013       $   23,047        $  24,836            $   26,399

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                     If             If
Period               Held           Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)            7.49%         7.49%
5 Years               7.21          7.21
1 Year               12.02          8.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       BofA ML Global High Yield
                Pioneer Global    BofA ML High Yield   and Emerging Markets
                High Yield Fund   Master II Index      Plus Index
4/30/2003      $    10,000       $   10,000           $   10,000
4/30/2004       $    10,277       $   11,474           $   11,493
4/30/2005       $    11,563       $   12,216           $   12,684
4/30/2006       $    12,811       $   13,324           $   13,958
4/30/2007       $    14,430       $   14,978           $   15,773
4/30/2008       $    13,879       $   14,854           $   16,046
4/30/2009       $     9,745       $   12,672           $   13,763
4/30/2010       $    15,660       $   18,273           $   19,304
4/30/2011       $    17,923       $   20,712           $   21,893
4/30/2012       $    17,545       $   21,778           $   22,966
4/30/2013       $    19,654       $   24,836           $   26,399

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                     If             If
Period               Held           Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)            7.47%          7.47%
5 Years               7.29           7.29
1 Year               12.09          12.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       BofA ML Global High Yield
                Pioneer Global    BofA ML High Yield   and Emerging Markets
                High Yield Fund   Master II Index      Plus Index
11/30/2003      $   10,000        $   10,000           $   10,000
4/30/2004       $   10,211        $   11,474           $   11,493
4/30/2005       $   11,487        $   12,216           $   12,684
4/30/2006       $   12,724        $   13,324           $   13,958
4/30/2007       $   14,343        $   14,978           $   15,773
4/30/2008       $   13,810        $   14,854           $   16,046
4/30/2009       $    9,699        $   12,672           $   13,763
4/30/2010       $   15,592        $   18,273           $   19,304
4/30/2011       $   17,853        $   20,712           $   21,893
4/30/2012       $   17,512        $   21,778           $   22,966
4/30/2013       $   19,629        $   24,836           $   26,399

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 13

Performance Update | 4/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                     If             If
Period               Held           Redeemed
--------------------------------------------------------------------------------
10 Years              9.28%          9.28%
5 Years               8.34           8.34
1 Year               13.27          13.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                       BofA ML Global High Yield
                Pioneer Global    BofA ML High Yield   and Emerging Markets
                High Yield Fund   Master II Index      Plus Index
4/30/2003       $     5,000,000   $     5,000,000      $    5,000,000
4/30/2004       $     5,882,265   $     5,736,945      $    5,746,369
4/30/2005       $     6,671,633   $     6,108,106      $    6,341,810
4/30/2006       $     7,317,040   $     6,661,867      $    6,978,938
4/30/2007       $     8,341,535   $     7,488,774      $    7,886,569
4/30/2008       $     8,138,611   $     7,426,792      $    8,023,011
4/30/2009       $     5,794,185   $     6,335,837      $    6,881,655
4/30/2010       $     9,386,624   $     9,136,528      $    9,651,793
4/30/2011       $    10,833,958   $    10,355,795      $   10,946,641
4/30/2012       $    10,723,319   $    10,888,995      $   11,482,837
4/30/2013       $    12,145,833   $    12,417,772      $   13,199,476

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                     If             If
Period               Held           Redeemed
--------------------------------------------------------------------------------
10 Years              9.67%          9.67%
5 Years               8.70           8.70
1 Year               13.17          13.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       BofA ML Global High Yield
                Pioneer Global    BofA ML High Yield   and Emerging Markets
                High Yield Fund   Master II Index      Plus Index
4/30/2003       $   10,000        $   10,000           $   10,000
4/30/2004       $   11,765        $   11,474           $   11,493
4/30/2005       $   13,343        $   12,216           $   12,684
4/30/2006       $   14,891        $   13,324           $   13,958
4/30/2007       $   16,921        $   14,978           $   15,773
4/30/2008       $   16,594        $   14,854           $   16,046
4/30/2009       $   12,043        $   12,672           $   13,763
4/30/2010       $   19,490        $   18,273           $   19,304
4/30/2011       $   22,556        $   20,712           $   21,893
4/30/2012       $   22,247        $   21,778           $   22,966
4/30/2013       $   25,176        $   24,836           $   26,399

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C                Y               Z
--------------------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00       $1,000.00        $1,000.00       $1,000.00        $1,000.00
 Value on 11/1/12
--------------------------------------------------------------------------------------------------------
 Ending Account            $1,066.60       $1,062.30        $1,063.20       $1,067.70        $1,067.00
 Value (after expenses)
 on 4/30/13
--------------------------------------------------------------------------------------------------------
 Expenses Paid             $    5.64       $    9.97        $    9.26       $    4.15        $    4.46
 During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.95%, 1.81%, 0.81%, and 0.87% for Class A, Class B, Class C, Class Y and Class Z shares, respectively multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2012, through April 30, 2013.

-------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C                Y               Z
-------------------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00       $1,000.00        $1,000.00       $1,000.00        $1,000.00
 Value on 11/1/12
-------------------------------------------------------------------------------------------------------
 Ending Account            $1,019.34       $1,015.12        $1,015.82       $1,020.78        $1,020.48
 Value (after expenses)
 on 4/30/13
-------------------------------------------------------------------------------------------------------
 Expenses Paid             $    5.51       $    9.74        $    9.05       $    4.06        $    4.36
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.95%,1.81%, 0.81%, and 0.87% for Class A, Class B, Class C, Class Y and Class Z shares, respectively multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 17

Schedule of Investments | 4/30/13 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 5.8%
                                              ENERGY -- 1.5%
                                              Oil & Gas Drilling -- 0.1%
         2,475,000                    NR/NR   Vantage Drilling Co., 7.875%,
                                              9/1/42                                       $    2,802,938
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 0.7%
         4,130,000                  BB-/Ba3   Chesapeake Energy Corp., 2.5%,
                                              5/15/37                                      $    3,944,150
         9,000,000                    NR/NR   Cobalt International Energy, Inc.,
                                              2.625%, 12/1/19                                  10,063,125
                                                                                           --------------
                                                                                           $   14,007,275
---------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.7%
        14,830,000                    B+/NR   Alpha Appalachia Holdings, Inc.,
                                              3.25%, 8/1/15                                $   14,088,500
         1,305,000                    CC/B2   James River Coal Co., 3.125%,
                                              3/15/18                                             238,162
                                                                                           --------------
                                                                                           $   14,326,662
                                                                                           --------------
                                              Total Energy                                 $   31,136,875
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.6%
                                              Construction Materials -- 0.6%
        10,300,000                    NR/NR   Cemex SAB de CV, 3.75%, 3/15/18              $   13,570,250
---------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.0%+
        12,150,000                    NR/WR   Sino-Forest Corp., 5.0%, 8/1/13              $       60,750
                                                                                           --------------
                                              Total Materials                              $   13,631,000
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.1%
                                              Electrical Components &
                                              Equipment -- 0.1%
         1,250,000                     B/B2   General Cable Corp., 4.5%,
                                              11/15/29 (Step)                              $    1,521,094
                                                                                           --------------
                                              Total Capital Goods                          $    1,521,094
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.9%
                                              Automobile Manufacturers -- 0.9%
        12,029,000                 BB+/Baa3   Ford Motor Co., 4.25%, 11/15/16              $   19,802,741
                                                                                           --------------
                                              Total Automobiles & Components               $   19,802,741
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.3%
                                              Homebuilding -- 0.3%
         4,640,000                     B/B2   KB Home, 1.375%, 2/1/19                      $    5,379,500
                                                                                           --------------
                                              Total Consumer Durables & Apparel            $    5,379,500
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                                              Tobacco -- 0.1%
         1,635,000                CCC+/Caa2   Alliance One International, Inc.,
                                              5.5%, 7/15/14                                $    1,649,306
                                                                                           --------------
                                              Total Food, Beverage & Tobacco               $    1,649,306
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.1%
                                              Real Estate Operating
                                              Companies -- 0.1%
         2,805,000                     B/B3   Forest City Enterprises, Inc., 4.25%,
                                              8/15/18                                      $    3,167,897
                                                                                           --------------
                                              Total Real Estate                            $    3,167,897
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.5%
                                              Internet Software &
                                              Services -- 0.1%
         3,485,000                    NR/NR   WebMD Health Corp., 2.5%, 1/31/18            $    3,193,131
---------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.4%
         1,025,000                    NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31          $    1,208,859
         6,365,000                   BB-/NR   Nuance Communications, Inc.,
                                              2.75%, 11/1/31                                    6,647,447
                                                                                           --------------
                                                                                           $    7,856,306
                                                                                           --------------
                                              Total Software & Services                    $   11,049,437
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                              Computer Storage &
                                              Peripherals -- 0.4%
         6,435,000                    BB/NR   SanDisk Corp., 1.5%, 8/15/17                 $    8,092,012
---------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.1%
         1,605,000                   BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                              5/15/41 (144A)                               $    1,510,706
                                                                                           --------------
                                              Total Technology Hardware
                                              & Equipment                                  $    9,602,718
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 1.2%
                                              Semiconductor Equipment -- 0.6%
         3,400,000                BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18           $    3,876,000
         5,515,000                  BBB-/NR   Novellus Systems, Inc., 2.625%,
                                              5/15/41                                           8,155,306
                                                                                           --------------
                                                                                           $   12,031,306
---------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.6%
         4,650,000                    NR/NR   JA Solar Holdings Co., Ltd., 4.5%,
                                              5/15/13                                      $    4,394,250
        10,750,000                    NR/NR   ReneSola, Ltd., 4.125%, 3/15/18
                                              (144A)                                            5,529,531

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 19

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Semiconductors -- (continued)
         2,182,000                    NR/NR   SunPower Corp., 4.75%, 4/15/14               $    2,216,094
         5,230,000                    NR/NR   Suntech Power Holdings Co., Ltd.,
                                              3.0%, 3/15/13 (c)                                 1,451,325
                                                                                           --------------
                                                                                           $   13,591,200
                                                                                           --------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                      $   25,622,506
---------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE
                                              CORPORATE BONDS
                                              (Cost $114,366,901)                          $  122,563,074
---------------------------------------------------------------------------------------------------------

Shares
---------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 1.3%
                                              ENERGY -- 0.2%
                                              Oil & Gas Storage &
                                              Transportation -- 0.2%
           131,100        7.62       B+/Ba2   NuStar Logistics LP, Floating Rate
                                              Note, 1/15/43                                $    3,605,250
                                                                                           --------------
                                              Total Energy                                 $    3,605,250
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Hotels, Resorts & Cruise
                                              Lines -- 0.1%
            17,350                    NR/NR   Perseus Holding Corp., 14.0%,
                                              4/15/14 (144A)                               $    1,431,375
                                                                                           --------------
                                              Total Consumer Services                      $    1,431,375
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.6%
                                              Other Diversified Financial
                                              Services -- 0.5%
           355,600        8.12      CCC+/B3   GMAC Capital Trust I, Floating Rate
                                              Note, 2/15/40                                $    9,739,884
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.1%
             3,100                  CCC+/B3   Ally Financial, Inc., 7.0% (Perpetual)
                                              (144A)                                       $    3,059,410
                                                                                           --------------
                                              Total Diversified Financials                 $   12,799,294
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.2%
                                              Reinsurance -- 0.2%
         4,500,000        0.00        NR/NR   Altair RE, Floating Rate Note,
                                              4/30/16                                      $    4,521,600
                                                                                           --------------
                                              Total Insurance                              $    4,521,600
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.2%
                                              Electric Utilities -- 0.2%
           212,000                  BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                              4/30/73                                      $    5,562,880
                                                                                           --------------
                                              Total Utilities                              $    5,562,880
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
                     Floating   S&P/Moody's
Shares               Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $24,757,855)                           $   27,920,399
---------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCK -- 0.0%+
                                              BANKS -- 0.0%+
                                              Diversified Banks -- 0.0%+
               445                 BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)          $      587,289
---------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCK
                                              (Cost $467,249)                              $      587,289
---------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 0.9%
                                              ENERGY -- 0.1%
                                              Oil & Gas Drilling -- 0.1%
            46,147                            Rowan Companies Plc*                         $    1,501,162
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 0.0%+
                 1                            Norse Energy Corp ASA*                       $            0
                                                                                           --------------
                                              Total Energy                                 $    1,501,162
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.3%
                                              Diversified Metals & Mining -- 0.2%
         6,615,974                            Blaze Recycling & Metals LLC
                                              (Class A) Units (d)*                         $      727,757
            95,846                            Freeport-McMoRan Copper & Gold, Inc.              2,916,594
                                                                                           --------------
                                                                                           $    3,644,351
---------------------------------------------------------------------------------------------------------
                                              Steel -- 0.1%
           134,106                            Vale SA (A.D.R.)                             $    2,180,564
---------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.0%+
           244,090                            Ainsworth Lumber Co., Ltd.*                  $      944,724
        14,559,000                            Sino-Forest Corp.*                                   72,795
                                                                                           --------------
                                                                                           $    1,017,519
                                                                                           --------------
                                              Total Materials                              $    6,842,434
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.0%+
                                              Building Products -- 0.0%+
               894                            Panolam Holdings Co.*                        $      715,200
                                                                                           --------------
                                              Total Capital Goods                          $      715,200
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.2%
                                              Marine -- 0.2%
         2,370,345                            Horizon Lines, Inc.*                         $    3,318,483
                                                                                           --------------
                                              Total Transportation                         $    3,318,483
---------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 21

---------------------------------------------------------------------------------------------------------
                     Floating   S&P/Moody's
Shares               Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.0%+
                                              Auto Parts & Equipment -- 0.0%+
             7,541                            Lear Corp.                                   $      435,719
                                                                                           --------------
                                              Total Automobiles & Components               $      435,719
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Leisure Products -- 0.1%
         4,074,747                            Emerald Plantation Holdings, Ltd.*           $    1,426,161
                                                                                           --------------
                                              Total Consumer Durables & Apparel            $    1,426,161
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Other Diversified Financial
                                              Services -- 0.2%
            24,638                            BTA Bank JSC (G.D.R.) (144A)*                $       17,914
            33,500                            Lorenz Re*                                        3,350,000
                                                                                           --------------
                                                                                           $    3,367,914
                                                                                           --------------
                                              Total Diversified Financials                 $    3,367,914
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.0%+
                                              Real Estate Development -- 0.0%+
           161,215                            Newhall Land Development LLC*                $      411,098
                                                                                           --------------
                                              Total Real Estate                            $      411,098
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.0%+
                                              Data Processing & Outsourced
                                              Services -- 0.0%+
            33,046                            Perseus Holdings, Ltd.*                      $       82,615
                                                                                           --------------
                                              Total Software & Services                    $       82,615
---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $27,195,514)                           $   18,100,786
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 1.4%
                                              MATERIALS -- 0.1%
                                              Aluminum -- 0.1%
         1,500,000        6.55        B-/B3   Security National Mortgage Loan
                                              Trust 2007-1, Floating Rate Note,
                                              4/25/37 (144A)                               $    1,470,306
---------------------------------------------------------------------------------------------------------
                                              Steel -- 0.0%+
           448,469        0.29       CCC/Ca   ACE Securities Corp Home Equity
                                              Loan Trust Series 2007-HE1,
                                              Floating Rate Note, 1/25/37                  $      151,012

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
         1,350,000        1.25       AA+/A3   Bear Stearns Asset Backed
                                              Securities I Trust 2004-BO1,
                                              Floating Rate Note, 10/25/34                 $    1,278,837
                                                                                           --------------
                                                                                           $    1,429,849
                                                                                           --------------
                                              Total Materials                              $    2,900,155
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.7%
                                              Thrifts & Mortgage Finance -- 0.7%
           921,817        1.48     CCC/Caa3   Amortizing Residential Collateral
                                              Trust 2002-BC1, Floating Rate Note,
                                              1/25/32                                      $      542,492
           675,000                    BB/NR   CarNow Auto Receivables Trust
                                              2012-1, 6.9%, 11/15/16 (144A)                       676,930
         8,090,000        0.40     CCC/Caa2   Carrington Mortgage Loan Trust
                                              Series 2007-FRE1, Floating Rate
                                              Note, 2/25/37                                     7,144,417
         1,700,000        1.18     CCC/Caa1   Countrywide Asset-Backed
                                              Certificates, Floating Rate Note,
                                              11/25/34                                          1,417,477
           740,554        0.33        B-/B3   GSAMP Trust 2006-HE8, Floating
                                              Rate Note, 1/25/37                                  702,698
         4,000,000                   BBB/NR   Leaf Receivables Funding 4 LLC,
                                              5.5%, 2/20/22 (144A)                              3,780,800
           927,495        0.36      BB+/Ba1   RAMP Series 2006-RZ3 Trust,
                                              Floating Rate Note, 8/25/36                         871,846
                                                                                           --------------
                                                                                           $   15,136,660
                                                                                           --------------
                                              Total Banks                                  $   15,136,660
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.6%
                                              Other Diversified Financial
                                              Services -- 0.2%
         7,969,931        0.68     CCC/Caa1   Aircraft Finance Trust, Floating Rate
                                              Note, 5/15/24 (144A)                         $    3,666,168
           426,040                    BB/NR   Sierra Timeshare 2011-3
                                              Receivables Funding LLC, 9.31%,
                                              7/20/28 (144A)                                      441,725
                                                                                           --------------
                                                                                           $    4,107,893
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.4%
         9,970,451        0.59    CCC+/Caa2   Lease Investment Flight Trust,
                                              Floating Rate Note, 7/15/31                  $    7,328,282
           868,435        0.63    CCC+/Caa2   Lease Investment Flight Trust,
                                              Floating Rate Note, 7/15/31                         638,300
                                                                                           --------------
                                                                                           $    7,966,582
                                                                                           --------------
                                              Total Diversified Financials                 $   12,074,475
---------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $26,788,446)                           $   30,111,290
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 23

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 1.2%
                                              BANKS -- 0.5%
                                              Thrifts & Mortgage Finance -- 0.5%
           186,361        6.85         B/NR   COMM 2000-C1 Mortgage Trust,
                                              Floating Rate Note, 8/15/33 (144A)           $      185,932
         1,700,000                    NR/NR   Extended Stay America Trust
                                              2013-ESH MZ, 7.625%, 12/5/19
                                              (144A)                                            1,831,988
           373,485        5.67        NR/NR   First Horizon Mortgage Pass-Through
                                              Trust 2004-6, Floating Rate Note,
                                              11/25/34                                            352,777
           752,300        5.73         B/NR   GSR Mortgage Loan Trust 2004-3F,
                                              Floating Rate Note, 2/25/34                         733,578
         2,829,942        4.62      BB/Caa3   JP Morgan Mortgage Trust 2005-A1,
                                              Floating Rate Note, 2/25/35                       2,360,520
         4,315,000                    BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                              (144A)                                            4,466,901
                                                                                           --------------
                                                                                           $    9,931,696
                                                                                           --------------
                                              Total Banks                                  $    9,931,696
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Other Diversified Financial
                                              Services -- 0.0%+
           784,214                  NR/Caa1   CSMC Mortgage-Backed Trust 2007-3,
                                              5.0%, 4/25/37                                $      785,516
---------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.2%
         3,450,000        6.94      BBB-/NR   Bear Stearns Commercial Mortgage
                                              Sec Inc Series 2001-top2, Floating
                                              Rate Note, 2/15/35 (144A)                    $    3,453,202
                                                                                           --------------
                                              Total Diversified Financials                 $    4,238,718
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.4%
                                              Mortgage REIT -- 0.4%
         1,012,766        2.43      BBB-/B2   American Home Mortgage Investment
                                              Trust 2005-1, Floating Rate Note,
                                              6/25/45                                      $      974,336
         1,502,000        5.14       CCC/B3   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              10/15/39 (144A)                                   1,412,185
         9,000,000        7.08         D/NR   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/15/35 (144A)                                   7,091,100
                                                                                           --------------
                                                                                           $    9,477,621
                                                                                           --------------
                                              Total Real Estate                            $    9,477,621
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.1%
        19,261,114        1.28       NR/Aaa   Government National Mortgage
                                              Association, Floating Rate Note,
                                              10/16/52 (f)                                 $    1,095,726
                                                                                           --------------
                                              Total Government                             $    1,095,726
---------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $26,543,332)                           $   24,743,761
---------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 72.2%
                                              ENERGY -- 8.6%
                                              Oil & Gas Drilling -- 1.2%
         1,250,000                     B/B3   Hercules Offshore, Inc., 10.5%,
                                              10/15/17 (144A)                              $    1,359,375
         8,900,000                CCC+/Caa3   Ocean Rig UDW, Inc., 9.5%,
                                              4/27/16 (144A)                                    9,389,500
         6,395,000                    B+/B2   Pioneer Energy Services Corp.,
                                              9.875%, 3/15/18                                   7,026,506
         2,835,000                     B/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                              11/1/18 (144A)                                    3,033,450
         3,765,000                   BB-/B2   Unit Corp., 6.625%, 5/15/21                       4,028,550
                                                                                           --------------
                                                                                           $   24,837,381
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.2%
         1,297,000                     B/B3   Expro Finance Luxembourg SCA,
                                              8.5%, 12/15/16 (144A)                        $    1,384,548
            54,000                    NR/NR   Green Field Energy Services, Inc.,
                                              13.25%, 11/15/16 (144A)                              55,620
         2,275,000                 CCC/Caa2   Green Field Energy Services, Inc.,
                                              13.25%, 11/15/16 (144A)                           2,343,250
                                                                                           --------------
                                                                                           $    3,783,418
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 4.9%
         2,000,000                    B-/B3   Carrizo Oil & Gas, Inc., 7.5%,
                                              9/15/20                                      $    2,170,000
         2,870,000                    B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                              10/15/18                                          3,178,525
         4,740,000                    B-/B3   Comstock Resources, Inc., 7.75%,
                                              4/1/19                                            5,071,800
        13,700,000                     B/B2   EP Energy LLC, 9.375%, 5/1/20                    15,960,500
         2,080,000                     B/B3   EPE Holdings LLC, 8.125%,
                                              12/15/17 (144A) (PIK)                             2,215,200
         4,980,000                  B-/Caa1   EPL Oil & Gas, Inc., 8.25%,
                                              2/15/18 (144A)                                    5,353,500
         3,260,000                     B/NR   GeoPark Latin America, Ltd., Agencia
                                              en Chile, 7.5%, 2/11/20 (144A)                    3,365,950

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 25

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- (continued)
         5,035,000                 CCC/Caa1   Goodrich Petroleum Corp., 8.875%,
                                              3/15/19                                      $    5,286,750
         4,990,000                  CCC+/B3   Gulfport Energy Corp., 7.75%,
                                              11/1/20 (144A)                                    5,376,725
         6,250,000                CCC+/Caa1   Halcon Resources Corp., 8.875%,
                                              5/15/21 (144A)                                    6,703,125
         1,000,000                BBB-/Baa3   KazMunayGas National Co., JSC,
                                              4.4%, 4/30/23 (144A)                              1,010,000
         5,215,000                    B-/B3   Kodiak Oil & Gas Corp., 8.125%,
                                              12/1/19                                           5,932,062
         5,800,000                     B/B2   Linn Energy LLC, 6.25%,
                                              11/1/19 (144A)                                    6,061,000
        12,850,000                    B+/NR   MIE Holdings Corp., 9.75%,
                                              5/12/16 (144A)                                   13,942,250
NOK     12,000,000                    NR/NR   Norwegian Energy Co., AS, 10.25%,
                                              4/27/16                                           2,087,098
NOK     10,500,000                    NR/NR   Norwegian Energy Co., AS, 12.9%,
                                              11/20/14                                          1,884,760
         2,840,000                     B/B3   Oasis Petroleum, Inc., 6.5%, 11/1/21              3,124,000
         1,920,000                    B-/B3   Samson Investment Co., 9.75%,
                                              2/15/20 (144A)                                    2,040,000
         3,800,000                    B-/B3   Stone Energy Corp., 7.5%, 11/15/22                4,161,000
         2,919,000                    B-/B3   Stone Energy Corp., 8.625%, 2/1/17                3,145,222
         3,020,000                CCC+/Caa1   Talos Production LLC, 9.75%,
                                              2/15/18 (144A)                                    2,974,700
CAD      2,775,000                     B/NR   Trilogy Energy Corp., 7.25%,
                                              12/13/19 (144A)                                   2,864,090
                                                                                           --------------
                                                                                           $  103,908,257
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- 0.5%
         2,030,000        7.00    BBB-/Baa2   Enterprise Products Operating LLC,
                                              Floating Rate Note, 6/1/67                   $    2,192,400
NOK     12,000,000        7.04        NR/NR   Golar LNG Partners LP, Floating Rate
                                              Note, 10/12/17                                    2,120,950
         6,220,000                  BB+/Ba3   Sabine Pass Liquefaction LLC,
                                              5.625%, 2/1/21 (144A)                             6,437,700
           950,000        3.32       BB/Ba1   Southern Union Co., Floating Rate
                                              Note, 11/1/66                                       827,688
                                                                                           --------------
                                                                                           $   11,578,738
---------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 1.8%
           815,000                    B+/B2   Alpha Natural Resources, Inc., 6.0%,
                                              6/1/19                                       $      762,025
        11,063,000                   BB-/B1   Berau Capital Resources Pte, Ltd.,
                                              12.5%, 7/8/15 (144A)                             11,782,095
         3,750,000                   BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                              3/13/17 (144A)                                    3,721,875

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Coal & Consumable
                                              Fuels -- (continued)
        12,200,000                     B/B2   Bumi Capital Pte, Ltd., 12.0%,
                                              11/10/16 (144A)                              $   10,461,500
         1,900,000                    NR/B1   Indo Energy Finance II BV, 6.375%,
                                              1/24/23 (144A)                                    1,930,780
         4,435,000                  CCC+/B3   James River Coal Co., 7.875%, 4/1/19              1,840,525
         2,706,000                     B/B3   Murray Energy Corp., 10.25%,
                                              10/15/15 (144A)                                   2,760,120
EURO     1,650,000                    B-/B3   New World Resources NV, 7.875%,
                                              1/15/21 (144A)                                    1,742,262
         2,070,000                    B-/B2   Penn Virginia Resource Partners LP,
                                              8.25%, 4/15/18                                    2,209,725
                                                                                           --------------
                                                                                           $   37,210,907
                                                                                           --------------
                                              Total Energy                                 $  181,318,701
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 10.7%
                                              Commodity Chemicals -- 1.8%
        11,343,000                  BBB-/WR   Basell Finance Co., BV, 8.1%,
                                              3/15/27 (144A)                               $   15,624,982
         5,715,000                    B-/NR   Hexion US Finance Corp., 6.625%,
                                              4/15/20 (144A)                                    5,957,888
EURO     2,500,000                   CCC/B3   KP Germany Erste GmbH, 11.625%,
                                              7/15/17 (144A)                                    3,717,793
        11,320,000                   BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18
                                              (144A)                                           12,084,100
           615,000                  B-/Caa1   US Coatings Acquisition, Inc.,
                                              7.375%, 5/1/21 (144A)                               656,512
                                                                                           --------------
                                                                                           $   38,041,275
---------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.7%
EURO    10,935,000                  B-/Caa1   INEOS Group Holdings SA, 7.875%,
                                              2/15/16 (144A)                               $   14,622,082
           800,000                  B-/Caa1   INEOS Group Holdings SA, 8.5%,
                                              2/15/16 (144A)                                      813,000
                                                                                           --------------
                                                                                           $   15,435,082
---------------------------------------------------------------------------------------------------------
                                              Fertilizers & Agricultural
                                              Chemicals -- 0.1%
         1,100,000                    BB/NR   EuroChem Mineral & Chemical Co
                                              OJSC via EuroChem GI, Ltd., 5.125%,
                                              12/12/17 (144A)                              $    1,126,400
---------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 1.2%
        12,050,000                   C/Caa3   AGY Holding Corp., 11.0%,
                                              11/15/14                                     $    6,205,750
         4,275,000                     B/NR   Cemex Espana Luxembourg, 9.875%,
                                              4/30/19 (144A)                                    4,894,875
         9,006,000                     B/NR   Cemex Finance LLC, 9.5%, 12/14/16
                                              (144A)                                            9,681,450

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 27

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Construction Materials -- (continued)
         3,750,000                     B/NR   Cemex SAB de CV, 9.0%, 1/11/18
                                              (144A)                                       $    4,087,500
                                                                                           --------------
                                                                                           $   24,869,575
---------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 1.3%
         4,105,000                    B-/B3   AEP Industries, Inc., 8.25%,
                                              4/15/19                                      $    4,474,450
        10,095,892                CCC+/Caa1   ARD Finance SA, 11.125%, 6/1/18
                                              (144A) (PIK)                                     11,370,498
         3,200,000                  CCC+/B3   Ardagh Packaging Finance Plc, 7.0%,
                                              11/15/20 (144A)                                   3,384,000
         5,000,000                  CCC+/B3   Ardagh Packaging Finance Plc,
                                              9.125%, 10/15/20 (144A)                           5,650,000
 EURO    2,100,000                  CCC+/B3   Ardagh Packaging Finance Plc,
                                              9.25%, 10/15/20 (144A)                            3,067,130
                                                                                           --------------
                                                                                           $   27,946,078
---------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 1.9%
        10,175,000                 CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                              2/15/18 (144A)                               $    6,613,750
        11,725,000                  B-/Caa1   Mirabela Nickel, Ltd., 8.75%,
                                              4/15/18 (144A)                                    9,966,250
         5,300,000                  CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                     5,194,000
         1,700,000                    B+/B2   Mongolian Mining Corp., 8.875%,
                                              3/29/17 (144A)                                    1,740,460
         1,560,000                   B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                              12/15/19 (144A)                                   1,739,400
        12,660,000                   BB/Ba3   Vedanta Resources Plc, 8.25%,
                                              6/7/21 (144A)                                    13,799,400
         1,080,000                   BB/Ba3   Vedanta Resources Plc, 9.5%,
                                              7/18/18 (144A)                                    1,236,600
                                                                                           --------------
                                                                                           $   40,289,860
---------------------------------------------------------------------------------------------------------
                                              Steel -- 2.7%
         9,410,000                 CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                              6/15/15 (144A)                               $    7,433,900
        11,475,000                   B/Caa1   Ferrexpo Finance Plc, 7.875%,
                                              4/7/16 (144A)                                    11,388,938
         4,340,000                     B/B3   JMC Steel Group, Inc., 8.25%,
                                              3/15/18 (144A)                                    4,540,725
         1,800,000                  BB-/Ba2   Metalloinvest Finance, Ltd., 5.625%,
                                              4/17/20 (144A)                                    1,797,390
        10,460,000                   NR/Ba2   Metalloinvest Finance, Ltd., 6.5%,
                                              7/21/16 (144A)                                   11,061,450
         7,620,000                    NR/B3   Metinvest BV, 10.25%,
                                              5/20/15 (144A)                                    8,134,350
        11,550,000                    NR/B3   Metinvest BV, 8.75%, 2/14/18 (144A)              11,781,000
                                                                                           --------------
                                                                                           $   56,137,753
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.1%
         4,405,131                    NR/NR   Emerald Plantation Holdings, Ltd.,
                                              6.0%, 1/15/20                                $    2,753,207
---------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.9%
        13,490,000                    B+/B1   Grupo Papelero Scribe SA de CV,
                                              8.875%, 4/7/20 (144A)                        $   13,355,100
         5,685,000                  BB-/Ba3   Resolute Forest Products, Inc.,
                                              5.875%, 5/15/23 (144A)                            5,613,938
                                                                                           --------------
                                                                                           $   18,969,038
                                                                                           --------------
                                              Total Materials                              $  225,568,268
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 5.5%
                                              Aerospace & Defense -- 0.7%
         3,180,000                   BB/Ba2   Bombardier, Inc., 6.125%, 1/15/23
                                              (144A)                                       $    3,438,375
         3,070,000                    BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21
                                              (144A)                                            3,100,700
         5,408,000                    B-/B2   DynCorp International, Inc.,
                                              10.375%, 7/1/17                                   5,340,400
         1,995,000                CCC+/Caa1   Silver II Borrower, 7.75%, 12/15/20
                                              (144A)                                            2,139,638
                                                                                           --------------
                                                                                           $   14,019,113
---------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.2%
         4,050,000                   NR/Ba2   China Liansu Group Holdings, Ltd.,
                                              7.875%, 5/13/16 (144A)                       $    4,313,250
---------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 1.3%
         6,900,000                     B/B2   Abengoa Finance SAU, 8.875%,
                                              11/1/17 (144A)                               $    6,624,000
         2,230,000                  BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                              1/15/21                                           2,408,400
         7,900,000                    B+/B1   Empresas ICA SAB de CV, 8.9%,
                                              2/4/21 (144A)                                     7,663,000
         9,175,000                  CC/Caa3   New Enterprise Stone & Lime Co.,
                                              Inc., 11.0%, 9/1/18                               6,078,438
         4,400,000                   BB-/NR   OAS Investments GmbH, 8.25%,
                                              10/19/19 (144A)                                   4,606,800
                                                                                           --------------
                                                                                           $   27,380,638
---------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.4%
EURO     2,000,000                   B+/Ba2   Belden, Inc., 5.5%, 4/15/23 (144A)           $    2,698,837
         4,120,000                     B/B3   Coleman Cable, Inc., 9.0%, 2/15/18                4,459,900
         1,540,000                     B/B3   WireCo WorldGroup, Inc., 9.5%,
                                              5/15/17                                           1,593,900
                                                                                           --------------
                                                                                           $    8,752,637
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 29

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.7%
         2,980,000                    B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                              4/1/22 (144A)                                $    3,132,725
EURO     1,600,000                  BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                              12/15/17 (144A)                                   2,286,860
         1,200,000                  CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                              4/1/21                                            1,323,000
         7,300,000                 BBB/Baa3   Votorantim Cimentos SA, 7.25%,
                                              4/5/41 (144A)                                     8,303,750
                                                                                           --------------
                                                                                           $   15,046,335
---------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery
                                              & Heavy Trucks -- 0.6%
         8,405,000                  CCC+/B3   Navistar International Corp., 8.25%,
                                              11/1/21                                      $    8,751,706
         4,400,000                    NR/NR   OSX 3 Leasing BV, 9.25%, 3/20/15
                                              (144A)                                            4,070,000
                                                                                           --------------
                                                                                           $   12,821,706
---------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 1.1%
         5,075,000                     B/B2   Constellation Enterprises LLC,
                                              10.625%, 2/1/16 (144A)                       $    5,385,844
         5,322,000                    NR/WR   Indalex Holding Corp., 11.5%,
                                              2/1/14 (c)                                           39,915
         5,080,000                   B/Caa2   Liberty Tire Recycling, 11.0%,
                                              10/1/16 (144A)                                    5,207,000
        14,600,000                     B/NR   WPE International Cooperatief UA,
                                              10.375%, 9/30/20 (144A)                          13,359,000
                                                                                           --------------
                                                                                           $   23,991,759
---------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.5%
         9,497,000                    B-/B3   INTCOMEX, Inc., 13.25%, 12/15/14             $    9,591,970
                                                                                           --------------
                                              Total Capital Goods                          $  115,917,408
---------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                              Environmental & Facilities
                                              Services -- 0.0%+
         6,510,000                    NR/WR   Old AII, Inc., 10.0%, 12/15/16 (e)           $       13,020
---------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.3%
         6,365,000                  B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18
                                              (144A)                                       $    6,333,175
                                                                                           --------------
                                              Total Commercial Services
                                              & Supplies                                   $    6,346,195
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 2.8%
                                              Air Freight & Logistics -- 0.3%
         7,061,000                      D/C   CEVA Group Plc, 11.5%, 4/1/18
                                              (144A) (c)                                   $    4,589,650
         2,445,000                   C/Caa2   CEVA Group Plc, 11.625%, 10/1/16
                                              (144A)                                            2,527,519
                                                                                           --------------
                                                                                           $    7,117,169
---------------------------------------------------------------------------------------------------------
                                              Airlines -- 0.7%
         1,213,302                  BB+/Ba2   Continental Airlines 1998-1 Class B
                                              Pass Through Trust, 6.748%,
                                              3/15/17                                      $    1,277,001
         2,125,000                 BBB-/Ba2   Continental Airlines 2012-1 Class B
                                              Pass Through Trust, 6.25%,
                                              4/11/20                                           2,231,250
         7,363,000                    B-/NR   Gol Finance, 9.25%, 7/20/20
                                              (144A)                                            6,571,478
         4,250,000                   BB-/NR   TAM Capital 3, Inc., 8.375%, 6/3/21
                                              (144A)                                            4,717,500
                                                                                           --------------
                                                                                           $   14,797,229
---------------------------------------------------------------------------------------------------------
                                              Marine -- 0.4%
         2,100,000                    NR/NR   Far Eastern Shipping Co., 8.0%,
                                              5/2/18 (144A)                                $    2,112,882
         1,345,000                    B+/B3   Navios South American Logistics, Inc.,
                                              9.25%, 4/15/19                                    1,469,412
         3,540,000                    NR/NR   Navios South American Logistics, Inc.,
                                              9.25%, 4/15/19 (144A)                             3,867,450
                                                                                           --------------
                                                                                           $    7,449,744
---------------------------------------------------------------------------------------------------------
                                              Railroads -- 0.1%
         2,606,147                 CCC/Caa3   Florida East Coast Holdings Corp.,
                                              10.5%, 8/1/17 (PIK)                          $    2,710,393
---------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.9%
         6,600,000                  BB-/Ba3   Aeropuertos Dominicanos Siglo XXI
                                              SA, 9.25%, 11/13/19                          $    7,161,000
         6,918,241                   NR/Ba2   Inversiones Alsacia SA, 8.0%,
                                              8/18/18 (144A)                                    5,776,731
         6,125,000                     B/B3   Syncreon Global Ireland, Ltd., 9.5%,
                                              5/1/18 (144A)                                     6,523,125
                                                                                           --------------
                                                                                           $   19,460,856
---------------------------------------------------------------------------------------------------------
                                              Airport Services -- 0.4%
         4,345,250                    B-/B3   Aeropuertos Argentina 2000 SA,
                                              10.75%, 12/1/20 (144A)                       $    4,073,672
         3,900,000                     B/B2   Aguila 3 SA, 7.875%, 1/31/18
                                              (144A)                                            4,202,250
                                                                                           --------------
                                                                                           $    8,275,922
                                                                                           --------------
                                              Total Transportation                         $   59,811,313
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 31

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.6%
                                              Auto Parts & Equipment -- 1.2%
         1,200,000                   BB/Ba2   Lear Corp., 4.75%, 1/15/23 (144A)            $    1,203,000
         4,800,000                    B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                              4/15/16 (144A)                                    4,944,000
         4,365,000                 CCC/Caa1   Stanadyne Corp., 10.0%, 8/15/14                   4,337,719
        16,550,000                CCC-/Caa3   Stanadyne Holdings, Inc., 12.0%,
                                              2/15/15 (Step)                                   11,564,312
         2,814,000                    B+/B1   Tower Automotive Holdings USA LLC,
                                              10.625%, 9/1/17 (144A)                            2,993,421
                                                                                           --------------
                                                                                           $   25,042,452
---------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.1%
         2,810,000                    B+/B1   The Goodyear Tire & Rubber Co.,
                                              7.0%, 5/15/22                                $    3,038,312
---------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.3%
         1,605,000                     B/B1   Chrysler Group LLC, 8.0%, 6/15/19            $    1,797,600
         5,000,000                     B/B3   Hyva Global BV, 8.625%, 3/24/16
                                              (144A)                                            4,919,000
                                                                                           --------------
                                                                                           $    6,716,600
                                                                                           --------------
                                              Total Automobiles & Components               $   34,797,364
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 3.8%
                                              Home Furnishings -- 0.2%
         4,705,000                    B+/B3   Tempur-Pedic International, Inc.,
                                              6.875%, 12/15/20 (144A)                      $    5,134,331
---------------------------------------------------------------------------------------------------------
                                              Homebuilding -- 1.2%
         8,750,000                 CCC/Caa2   Beazer Homes USA, Inc., 9.125%,
                                              6/15/18                                      $    9,603,125
         2,100,000                   BB-/B2   Brookfield Residential Properties,
                                              Inc., 6.5%, 12/15/20 (144A)                       2,260,125
         9,802,000                    NR/B2   Desarrolladora Homex SAB de CV,
                                              9.5%, 12/11/19 (144A)                             5,930,210
         4,450,000                  BB-/Ba3   Lennar Corp., 4.75%, 11/15/22
                                              (144A)                                            4,483,375
         7,500,000                  NR/Caa2   Urbi Desarrollos Urbanos SAB de
                                              CV, 9.75%, 2/3/22 (144A)                          2,287,500
                                                                                           --------------
                                                                                           $   24,564,335
---------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 1.9%
         2,400,000                CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                              2/15/21                                      $    2,547,000
         7,490,000                CCC+/Caa2   Reynolds Group Issuer, Inc., 8.5%,
                                              5/15/18                                           7,976,850
         2,735,000                CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                              4/15/19                                           2,953,800

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- (continued)
         7,675,000                CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                              8/15/19                                      $    8,615,188
        11,165,000                  CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                              2/15/17                                          11,569,843
         5,775,000                CCC+/Caa1   YCC Holdings LLC, 10.25%,
                                              2/15/16 (PIK)                                     5,962,745
                                                                                           --------------
                                                                                           $   39,625,426
---------------------------------------------------------------------------------------------------------
                                              Leisure Products -- 0.5%
EURO     4,700,000                 CCC/Caa2   Heckler & Koch GmbH, 9.5%,
                                              5/15/18 (144A)                               $    5,805,474
         5,000,000                  CCC+/B3   Icon Health & Fitness, Inc., 11.875%,
                                              10/15/16 (144A)                                   4,187,500
                                                                                           --------------
                                                                                           $    9,992,974
                                                                                           --------------
                                              Total Consumer Durables & Apparel            $   79,317,066
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 2.0%
                                              Casinos & Gaming -- 0.9%
        10,750,000                    NR/WR   Buffalo Thunder Development Authority,
                                              9.375%, 12/15/14 (144A) (c)                  $    2,902,500
         4,395,000                 CCC/Caa3   Codere Finance Luxembourg SA,
                                              9.25%, 2/15/19 (144A)                             3,208,350
         2,052,000                    B-/NR   Little Traverse Bay Bands of Odawa
                                              Indians, 9.0%, 8/31/20 (144A)                     1,990,440
EURO     1,000,000        8.25       BB/Ba2   Lottomatica Group S.p.A., Floating
                                              Rate Note, 3/31/66 (144A)                         1,424,196
         5,965,000                    NR/WR   Mashantucket Western Pequot Tribe,
                                              8.5%, 11/15/15 (144A) (c)                           417,550
EURO     6,335,000                CCC+/Caa1   Peermont Global Pty, Ltd., 7.75%,
                                              4/30/14 (144A)                                    8,148,042
         1,725,000                 CCC/Caa2   Shingle Springs Tribal Gaming
                                              Authority, 9.375%, 6/15/15 (144A)                 1,725,000
                                                                                           --------------
                                                                                           $   19,816,078
---------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.3%
         3,800,000                    B-/B3   Good Sam Enterprises LLC, 11.5%,
                                              12/1/16                                      $    4,061,250
         2,860,000                    B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                              (144A)                                            3,196,050
                                                                                           --------------
                                                                                           $    7,257,300
---------------------------------------------------------------------------------------------------------
                                              Leisure Facilities -- 0.5%
EURO     6,950,000                    B+/B3   Cirsa Funding Luxembourg SA, 8.75%,
                                              5/15/18 (144A)                               $    9,556,326
---------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.1%
BRL      4,250,000                   NR/Ba2   Arcos Dorados Holdings, Inc., 10.25%,
                                              7/13/16 (144A)                               $    2,234,104
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 33

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.2%
         4,225,000                CCC-/Caa1   Cambium Learning Group, Inc.,
                                              9.75%, 2/15/17                               $    3,475,062
                                                                                           --------------
                                              Total Consumer Services                      $   42,338,870
---------------------------------------------------------------------------------------------------------
                                              MEDIA -- 1.5%
                                              Broadcasting -- 1.3%
         4,000,000                CCC+/Caa2   Intelsat Luxembourg SA, 7.75%,
                                              6/1/21 (144A)                                $    4,220,000
         4,300,000                    B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                              12/1/18 (144A)                                    4,601,000
EURO    10,950,000                    B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                              12/1/18 (144A)                                   15,488,611
EURO     1,925,000                  B-/Caa1   Ono Finance II Plc, 11.125%,
                                              7/15/19 (144A)                                    2,729,216
         1,755,000                    B-/B3   Telesat Canada, 12.5%, 11/1/17                    1,866,881
                                                                                           --------------
                                                                                           $   28,905,708
---------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
         1,560,000                    B-/B3   Regal Entertainment Group, 5.75%,
                                              2/1/25                                       $    1,571,700
---------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.1%
         1,675,000                    B-/B3   MPL 2 Acquisition Canco, Inc.,
                                              9.875%, 8/15/18 (144A)                       $    1,704,312
                                                                                           --------------
                                              Total Media                                  $   32,181,720
---------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.6%
                                              Department Stores -- 0.6%
        10,855,000                     B/NR   Grupo Famsa SAB de CV, 11.0%,
                                              7/20/15 (144A)                               $   11,614,850
                                                                                           --------------
                                              Total Retailing                              $   11,614,850
---------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 7.7%
                                              Distillers & Vintners -- 0.7%
         3,975,000                  BB+/Ba1   Constellation Brands, Inc., 3.75%,
                                              5/1/21                                       $    3,975,000
         4,925,000                  BB+/Ba1   Constellation Brands, Inc., 4.25%,
                                              5/1/23                                            4,925,000
EURO     4,012,332                    NR/NR   Belvedere SA, 7.692%, 11/10/19 (c)                  427,634
EURO       320,792        7.69        NR/NR   Belvedere SA, Floating Rate Note,
                                              11/10/19                                              3,377
         7,512,000                     D/Ca   CEDC Finance Corp International,
                                              Inc., 9.125%, 12/1/16 (144A) (c)                  5,821,800
                                                                                           --------------
                                                                                           $   15,152,811
---------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.3%
         1,500,000                   BB-/NR   Comfeed Finance BV, 6.0%, 5/2/18
                                              (144A)                                       $    1,502,390

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- (continued)
         4,400,000                     B/NR   Tonon Bioenergia SA, 9.25%,
                                              1/24/20 (144A)                               $    4,565,000
                                                                                           --------------
                                                                                           $    6,067,390
---------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 6.0%
         1,960,000                     B/B2   Agrokor DD, 8.875%, 2/1/20
                                              (144A)                                       $    2,189,320
EURO     3,200,000                     B/B2   Agrokor DD, 9.875%, 5/1/19
                                              (144A)                                            4,778,986
         6,000,000                   BB/Ba3   Bertin SA, 10.25%, 10/5/16
                                              (144A)                                            6,825,000
         4,450,000                    B+/B1   CFG Investment SAC, 9.75%,
                                              7/30/19 (144A)                                    4,071,750
         2,770,000                     B/B1   Chiquita Brands International, Inc.,
                                              7.875%, 2/1/21 (144A)                             2,970,825
         9,720,000                    B+/B2   Corp Pesquera Inca SAC, 9.0%,
                                              2/10/17 (144A)                                   10,429,560
         9,600,000                     B/B3   FAGE Dairy Industry SA, 9.875%,
                                              2/1/20 (144A)                                    10,608,000
         2,969,595                    NR/NR   Independencia International, Ltd.,
                                              12.0%, 12/30/16 (144A) (c)                            7,424
         8,690,000                   BB/Ba3   JBS Finance II, Ltd., 8.25%,
                                              1/29/18 (144A)                                    9,385,200
         3,000,000                    B+/B2   Marfrig Holding Europe BV, 9.875%,
                                              7/24/17 (144A)                                    2,805,000
        20,248,000                    B+/B2   Marfrig Overseas, Ltd., 9.5%,
                                              5/4/20 (144A)                                    18,425,680
         3,783,000                    B+/B2   Marfrig Overseas, Ltd., 9.625%,
                                              11/16/16 (144A)                                   3,574,935
         6,300,000                     B/NR   MHP SA, 8.25%, 4/2/20 (144A)                      6,220,393
         4,755,000                   BB-/B1   Minerva Luxembourg SA, 12.25%,
                                              2/10/22 (144A)                                    5,872,425
        24,000,000                   BB-/B1   Minerva Luxembourg SA, 7.75%,
                                              1/31/23 (144A)                                   25,624,804
         6,500,000                    B+/B2   Pesquera Exalmar S.A.A., 7.375%,
                                              1/31/20 (144A)                                    6,457,750
         3,995,000                   B/Caa1   Pilgrim's Pride Corp., 7.875%,
                                              12/15/18                                          4,334,575
         1,430,000                    B+/B2   Wells Enterprises, Inc., 6.75%,
                                              2/1/20 (144A)                                     1,551,550
                                                                                           --------------
                                                                                           $  126,133,177
---------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.7%
        14,855,000                    B-/B3   Alliance One International, Inc.,
                                              10.0%, 7/15/16                               $   15,774,524
                                                                                           --------------
                                              Total Food, Beverage & Tobacco               $  163,127,902
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 35

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                              Personal Products -- 0.2%
         4,450,000                     B/B1   Revlon Consumer Products Corp.,
                                              5.75%, 2/15/21 (144A)                        $    4,583,500
                                                                                           --------------
                                              Total Household &
                                              Personal Products                            $    4,583,500
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                              Health Care Equipment -- 0.4%
         8,850,000                CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17              $    8,429,625
---------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.5%
         5,750,000                   B/Caa1   ConvaTec Healthcare E SA, 10.5%,
                                              12/15/18 (144A)                              $    6,468,750
         3,200,000                  B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                   3,672,000
                                                                                           --------------
                                                                                           $   10,140,750
---------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.3%
         4,253,000                CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                              9/1/18                                       $    4,423,120
         2,975,000                CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                              7/15/17 (144A)                                    3,101,438
                                                                                           --------------
                                                                                           $    7,524,558
---------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.1%
         1,550,000                    B-/B3   Kindred Healthcare, Inc., 8.25%,
                                              6/1/19                                       $    1,594,562
                                                                                           --------------
                                              Total Health Care Equipment
                                              & Services                                   $   27,689,495
---------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY &
                                              LIFE SCIENCES -- 0.9%
                                              Biotechnology -- 0.5%
         9,652,000                   B/Caa2   Lantheus Medical Imaging, Inc.,
                                              9.75%, 5/15/17                               $    9,555,480
---------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.4%
         7,820,000                   BB-/B1   Valeant Pharmaceuticals International,
                                              6.375%, 10/15/20 (144A)                      $    8,660,650
                                                                                           --------------
                                              Total Pharmaceuticals,
                                              Biotechnology & Life Sciences                $   18,216,130
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 4.6%
                                              Diversified Banks -- 2.9%
TRY      4,500,000                  NR/Baa2   Akbank TAS, 7.5%, 2/5/18 (144A)              $    2,548,704
         3,150,000                  NR/Baa3   Banco de Bogota SA, 5.375%,
                                              2/19/23 (144A)                                    3,298,050

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Diversified Banks -- (continued)
         6,875,000        9.75       BB+/NR   Banco de Credito del Peru Panama,
                                              Floating Rate Note, 11/6/69
                                              (144A)                                       $    8,421,875
         6,600,000                  B-/Caa1   Banco de Galicia y Buenos Aires,
                                              8.75%, 5/4/18 (144A)                              5,742,000
         2,900,000        6.25        BB/NR   Banco do Brasil SA, Floating Rate
                                              Note, 12/29/49 (Perpetual) (144A)                 2,895,650
         1,750,000                   NR/Ba1   Banco do Estado do Rio Grande do
                                              Sul SA, 7.375%, 2/2/22 (144A)                     1,925,000
         5,000,000                    NR/B1   Banco GNB Sudameris SA, 7.5%,
                                              7/30/22 (144A)                                    5,561,316
         2,870,000        9.75      NR/Caa3   Banco Macro SA, Floating Rate Note,
                                              12/18/36                                          2,080,750
         3,880,000                    NR/B2   Bank CenterCredit, 8.625%,
                                              1/30/14 (144A)                                    3,983,712
         1,250,000                  NR/Baa2   BBVA Bancomer SA Texas, 6.75%,
                                              9/30/22 (144A)                                    1,437,500
EURO     2,600,000                   NR/Aaa   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Netherlands, 6.875%, 3/19/20                      3,870,234
         5,250,000                   NR/Ba3   CorpGroup Banking SA, 6.75%,
                                              3/15/23 (144A)                                    5,558,438
IDR 11,650,000,000                   NR/Aaa   Inter-American Development Bank,
                                              4.5%, 2/4/16                                      1,212,953
BRL     11,200,000                  AAA/Aaa   International Finance Corp., 5.0%,
                                              12/21/15                                          5,455,470
         1,500,000                   NR/Ba2   Turkiye Is Bankasi, 6.0%, 10/24/22
                                              (144A)                                            1,638,750
         5,000,000                BBB-/Baa2   VTB Bank OJSC Via VTB Capital SA,
                                              6.95%, 10/17/22 (144A)                            5,300,000
                                                                                           --------------
                                                                                           $   60,930,402
---------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 1.5%
         3,165,000        8.50        NR/B1   Banco Internacional del Peru SAA,
                                              Floating Rate Note, 4/23/70 (144A)           $    3,529,703
        13,430,000        6.75     BBB/Baa3   The PNC Financial Services Group,
                                              Inc., Floating Rate Note, 7/29/49
                                              (Perpetual)                                      15,424,261
        10,650,000                  BBB-/NR   UBS AG, 7.625%, 8/17/22                          12,349,144
                                                                                           --------------
                                                                                           $   31,303,108
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.2%
         4,000,000                  BB-/Ba2   Alfa Bank OJSC Via Alfa Bond
                                              Issuance Plc, 7.5%, 9/26/19 (144A)           $    4,310,800
                                                                                           --------------
                                              Total Banks                                  $   96,544,310
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 37

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 6.1%
                                              Other Diversified
                                              Financial Services -- 3.4%
EURO       800,000       10.50        B-/NR   ATLAS VI Capital, Ltd., Floating Rate
                                              Note, 4/7/14 (Cat Bond) (144A)               $    1,080,745
         2,000,000        6.50       BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                              5/24/13 (Cat Bond) (144A)                         2,004,400
           675,000        0.00       BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                              3/7/16 (Cat Bond) (144A)                            677,160
         7,245,000        5.35        NR/B1   Citigroup, Inc., Floating Rate Note,
                                              4/29/49 (Perpetual)                               7,264,967
         1,500,000       10.25       BB-/NR   Compass Re, Ltd., Floating Rate
                                              Note, 1/8/15 (Cat Bond) (144A)                    1,560,300
         1,000,000       11.25        B+/NR   Compass Re, Ltd., Floating Rate
                                              Note, 1/8/15 (Cat Bond) (144A)                    1,026,000
         5,525,000                    NR/B3   DTEK Finance Plc, 7.875%, 4/4/18
                                              (144A)                                            5,461,462
           400,000        9.00        BB/NR   East Lane Re V, Ltd., Floating Rate
                                              Note, 3/16/16 (Cat Bond) (144A)                     433,480
           500,000        7.35       BB-/NR   Embarcadero Reinsurance, Ltd.,
                                              Floating Rate Note, 2/13/15
                                              (Cat Bond) (144A)                                   518,300
TRY     12,410,000                  AAA/Aaa   European Investment Bank,
                                              3/2/15 (e)                                        6,381,791
         1,250,000        8.35       BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                              2/5/15 (Cat Bond) (144A)                          1,281,750
         1,925,000       13.50        B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                              2/5/15 (Cat Bond) (144A)                          1,937,512
TRY        800,000                     A/A2   JPMorgan Chase & Co., 10/4/17
                                              (144A) (e)                                          334,418
           500,000        6.00        BB/NR   Lodestone Re, Ltd., Floating Rate
                                              Note, 1/8/14 (Cat Bond) (144A)                      502,400
         4,250,000        7.25        BB/NR   Lodestone Re, Ltd., Floating Rate
                                              Note, 1/8/14 (Cat Bond) (144A)                    4,278,050
           350,000        6.25        BB/NR   Lodestone Re, Ltd., Floating Rate
                                              Note, 5/17/13 (Cat Bond) (144A)                     350,350
         4,000,000        8.25       BB-/NR   Lodestone Re, Ltd., Floating Rate
                                              Note, 5/17/13 (Cat Bond) (144A)                   4,007,200
         4,100,000                    BB/NR   Magnesita Finance, Ltd., 8.625%,
                                              4/29/49 (Perpetual) (144A)                        4,396,313
         4,565,000                    B+/B2   National Money Mart Co., 10.375%,
                                              12/15/16                                          4,913,081
         2,500,000        7.50       BB-/NR   Queen Street II Capital, Ltd., Floating
                                              Rate Note, 4/9/14 (Cat Bond)
                                              (144A)                                            2,520,500
         2,000,000        7.50       BB-/NR   Queen Street IV Capital, Ltd., Floating
                                              Rate Note, 4/9/15 (Cat Bond)
                                              (144A)                                            2,023,200
           900,000        8.50        B+/NR   Queen Street V Re, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                      924,930

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Other Diversified
                                              Financial Services -- (continued)
           250,000       13.00        B-/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                            $      251,900
         1,750,000        7.25        NR/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                                 1,757,000
         1,500,000        6.60        BB/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                                 1,506,150
           750,000        9.00       BB-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15
                                              (Cat Bond) (144A)                                   789,450
         3,450,000       12.00        B-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15
                                              (Cat Bond) (144A)                                 3,561,435
         2,300,000                    NR/NR   Sector Re V, Ltd., 12/1/17 (Cat Bond)             2,456,400
         3,250,000                    NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                              (144A)                                            3,294,850
           900,000        0.00        B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                              5/9/16 (Cat Bond) (144A)                            927,900
         2,750,000                    NR/NR   Unison Ground Lease Funding LLC,
                                              5.78%, 3/15/20 (144A)                             2,752,442
                                                                                           --------------
                                                                                           $   71,175,836
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.8%
         6,210,000                   BB/Ba3   Ausdrill Finance Pty, Ltd., 6.875%,
                                              11/1/19 (144A)                               $    6,272,100
         7,675,000                  BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                   8,007,074
         1,000,000        5.25       BB+/NR   Kibou, Ltd., Floating Rate Note,
                                              2/16/15 (Cat Bond) (144A)                         1,043,800
         1,700,000                     B/B1   Oxford Finance LLC, 7.25%,
                                              1/15/18 (144A)                                    1,802,000
           850,000        0.00        NR/NR   Sanders Re, Ltd., Floating Rate Note,
                                              5/5/17 (Cat Bond) (144A)                            850,000
                                                                                           --------------
                                                                                           $   17,974,974
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.5%
        10,395,000                    NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17
                                              (144A)                                       $    9,771,300
---------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.4%
        20,515,000        4.00      BB+/Ba2   Goldman Sachs Capital II, Floating
                                              Rate Note, 6/1/43                            $   17,499,295
        10,600,000                 BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21             12,649,266
                                                                                           --------------
                                                                                           $   30,148,561
                                                                                           --------------
                                              Total Diversified Financials                 $  129,070,671
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 39

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 3.7%
                                              Insurance Brokers -- 1.4%
        14,000,000                CCC+/Caa2   Hub International, Ltd., 8.125%,
                                              10/15/18 (144A)                              $   15,067,500
         4,900,000                 CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                              1/15/21 (144A)                                    5,047,000
GBP      1,200,000                    NR/NR   Towergate Finance Plc Floating Rate
                                              Note, 2/15/18 (144A)                              1,863,540
GBP      4,840,000                  B-/Caa2   Towergate Finance Plc, 10.5%,
                                              2/15/19 (144A)                                    7,967,254
                                                                                           --------------
                                                                                           $   29,945,294
---------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- 0.1%
         1,375,000        5.20    BBB+/Baa3   Prudential Financial, Inc., Floating
                                              Rate Note, 3/15/44                           $    1,399,062
---------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.2%
         5,100,000        6.46    BBB-/Baa1   AXA SA, Floating Rate Note,
                                              12/29/49 (Perpetual) (144A)                  $    5,138,250
---------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.4%
         8,535,000        7.51      BB+/Ba2   Sirius International Group, Ltd.,
                                              Floating Rate Note, 5/29/49
                                              (Perpetual) (144A)                           $    9,034,007
---------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 1.6%
           450,000        8.15       BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                              Rate Note, 1/7/16 (Cat Bond) (144A)          $      461,340
           250,000        6.12       BB+/NR   Blue Danube, Ltd., Floating Rate
                                              Note, 4/10/15 (Cat Bond) (144A)                     260,875
           250,000       14.00        B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                              5/28/13 (Cat Bond) (144A)                           251,750
         1,250,000       17.75        NR/NR   Combine Re, Ltd., Floating Rate
                                              Note, 1/7/15 (Cat Bond) (144A)                    1,411,375
           750,000       10.00       NR/Ba2   Combine Re, Ltd., Floating Rate
                                              Note, 1/7/15 (Cat Bond) (144A)                      809,475
         1,950,000        5.00       BB+/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/25/15 (Cat Bond)                          2,014,545
         2,000,000        5.75        BB/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/3/14 (Cat Bond) (144A)                    2,013,800
         2,500,000       12.00         B/NR   Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                         2,668,500
           800,000        8.71        B+/NR   Mythen Re, Ltd. Series 2012-2
                                              Class A, Floating Rate Note, 1/5/17
                                              (Cat Bond) (144A)                                   825,680
           650,000       11.94        B-/NR   Mythen Re, Ltd. Series 2012-2
                                              Class A, Floating Rate Note,
                                              11/10/16 (Cat Bond) (144A)                          638,105
         2,800,000       11.22        NR/B2   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                          3,041,640

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (coninued)
           750,000       13.75        NR/NR   Pelican Re, Ltd., Floating Rate Note,
                                              4/13/15 (Cat Bond) (144A)                    $      801,150
           300,000       10.35         B/NR   Queen Street VI Re, Ltd., Floating
                                              Rate Note, 4/9/15 (Cat Bond)
                                              (144A)                                              312,120
           750,000        8.60         B/NR   Queen Street VII Re, Ltd., Floating
                                              Rate Note, 4/8/16 (Cat Bond)
                                              (144A)                                              753,075
         1,800,000       12.75        NR/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16
                                              (Cat Bond) (144A)                                 1,866,240
           450,000        5.75        BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16
                                              (Cat Bond) (144A)                                   461,880
           950,000       19.00        NR/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16
                                              (Cat Bond) (144A)                                   989,425
         1,100,000       10.00       BB-/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16
                                              (Cat Bond) (144A)                                 1,210,990
         1,000,000        8.00        BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16
                                              (Cat Bond) (144A)                                 1,079,300
         1,850,000       22.00        NR/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16
                                              (Cat Bond) (144A)                                 1,938,985
         1,125,000       14.68        B-/NR   Successor X, Ltd. Class III-S3,
                                              Floating Rate Note, 1/7/14
                                              (Cat Bond) (144A)                                 1,123,988
         4,000,000       13.00        NR/NR   Successor X, Ltd. Class IV-AL3,
                                              Floating Rate Note, 2/25/14
                                              (Cat Bond) (144A)                                 4,040,400
           875,000       16.50        NR/NR   Successor X, Ltd., Floating Rate Note,
                                              1/27/15 (Cat Bond) (144A)                           906,150
         2,600,000       16.18        NR/NR   Successor X, Ltd., Floating Rate Note,
                                              1/7/14 (Cat Bond) (144A)                          2,570,360
           375,000       11.25        B-/NR   Successor X, Ltd., Floating Rate Note,
                                              11/10/15 (Cat Bond) (144A)                          378,112
                                                                                           --------------
                                                                                           $   32,829,260
                                                                                           --------------
                                              Total Insurance                              $   78,345,873
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.1%
                                              Diversified Real
                                              Estate Activities -- 0.4%
         8,000,000                   BB/Ba1   BR Malls International Finance, Ltd.,
                                              8.5%, 1/29/49 (Perpetual) (144A)             $    8,719,002
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 41

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Real Estate Operating Companies -- 0.7%
         6,750,000                    B-/NR   Alto Palermo SA, 7.875%, 5/11/17
                                              (144A)                                       $    6,007,500
         8,405,000                    B-/NR   IRSA Inversiones y Representaciones
                                              SA, 8.5%, 2/2/17 (144A)                           7,774,625
                                                                                           --------------
                                                                                           $   13,782,125
                                                                                           --------------
                                              Total Real Estate                            $   22,501,127
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 1.2%
                                              Data Processing &
                                              Outsourced Services -- 0.3%
         3,597,000                  B-/Caa1   First Data Corp., 12.625%,
                                              1/15/21                                      $    3,902,745
         2,395,000                  BB-/Ba3   NeuStar, Inc., 4.5%, 1/15/23
                                              (144A)                                            2,323,150
                                                                                           --------------
                                                                                           $    6,225,895
---------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.2%
         7,044,000                CCC-/Caa2   Allen Systems Group, Inc., 10.5%,
                                              11/15/16 (144A)                              $    4,472,940
---------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.7%
        15,622,996                    NR/NR   Pegasus Solutions, Inc., 13.0%,
                                              4/15/14 (144A) (PIK)                         $   14,998,076
                                                                                           --------------
                                              Total Software & Services                    $   25,696,911
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                              Electronic Equipment
                                              Manufacturers -- 0.3%
         6,150,000                   BB-/B1   Viasystems, Inc., 7.875%, 5/1/19
                                              (144A)                                       $    6,565,125
---------------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.2%
         1,395,000                  BB+/Ba1   Flextronics International, Ltd.,
                                              4.625%, 2/15/20 (144A)                       $    1,426,388
         2,320,000                  BB+/Ba1   Flextronics International, Ltd., 5.0%,
                                              2/15/23 (144A)                                    2,366,400
                                                                                           --------------
                                                                                           $    3,792,788
                                                                                           --------------
                                              Total Technology Hardware
                                              & Equipment                                  $   10,357,913
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.2%
                                              Semiconductor Equipment -- 0.2%
         3,200,000                  B+/Caa1   MEMC Electronic Materials, Inc.,
                                              7.75%, 4/1/19                                $    2,976,000
---------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.0%+
   CNY  14,000,000                   BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14           $      825,033
                                                                                           --------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                      $    3,801,033
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 4.8%
                                              Integrated Telecommunication
                                              Services -- 3.5%
         6,477,000                     B/B1   Cincinnati Bell, Inc., 8.25%,
                                              10/15/17                                     $    6,930,390
         5,790,000                     B/B1   Cincinnati Bell, Inc., 8.375%,
                                              10/15/20                                          6,209,775
         8,378,000                  CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18             8,545,560
         5,200,000                  BB-/Ba2   Frontier Communications Corp.,
                                              7.125%, 1/15/23                                   5,382,000
         2,940,000                  BB-/Ba2   Frontier Communications Corp.,
                                              8.5%, 4/15/20                                     3,381,000
        10,345,000                  BB-/Ba2   Frontier Communications Corp.,
                                              8.75%, 4/15/22                                   11,638,125
  EURO   1,600,000                    B+/B1   Telenet Finance V Luxembourg SCA,
                                              6.25%, 8/15/22 (144A)                             2,189,491
         5,260,000                    NR/B1   Windstream Corp., 6.375%, 8/1/23                  5,444,100
         6,285,000                     B/B1   Windstream Corp., 7.5%, 6/1/22                    6,929,212
         2,300,000                     B/B1   Windstream Corp., 7.75%, 10/1/21                  2,541,500
         6,765,000                     B/B1   Windstream Corp., 7.75%,
                                              10/15/20                                          7,424,588
         7,345,000                     B/B1   Windstream Corp., 8.125%, 9/1/18                  8,079,500
                                                                                           --------------
                                                                                           $   74,695,241
---------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- 1.3%
         1,000,000                  NR/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18
                                              (144A)                                       $    1,107,500
         3,600,000                  NR/Caa1   Digicel Group, Ltd., 8.25%, 9/30/20
                                              (144A)                                            3,852,000
         2,300,000                    NR/NR   Richland Towers Funding LLC, 7.87%,
                                              3/15/16 (144A)                                    2,486,854
         7,800,000                   BB/Ba3   Vimpel Communications Via VIP
                                              Finance Ireland, Ltd., OJSC, 7.748%,
                                              2/2/21 (144A)                                     8,921,250
         5,375,000                   BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                              3/1/22 (144A)                                     6,073,750

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 43

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- (continued)
RUB    130,000,000                   BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                              2/13/18 (144A)                               $    4,374,447
                                                                                           --------------
                                                                                           $   26,815,801
                                                                                           --------------
                                              Total Telecommunication Services             $  101,511,042
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.1%
                                              Electric Utilities -- 0.9%
        12,081,000                   CCC/NR   Cia de Transporte de Energia Electrica
                                              en Alta Tension Transener SA, 9.75%,
                                              8/15/21 (144A)                               $    5,255,235
         7,150,000        5.25      BBB+/A3   Electricite de France SA, Floating Rate
                                              Note, 1/29/49 (Perpetual) (144A)                  7,191,970
         5,256,000                  B-/Caa1   Empresa Distribuidora Y
                                              Comercializadora Norte, 9.75%,
                                              10/25/22 (144A)                                   2,444,040
           627,013                    B/Ba2   FPL Energy National Wind Portfolio
                                              LLC, 6.125%, 3/25/19 (144A)                         553,587
           598,995                    B/Ba2   FPL Energy Wind Funding LLC,
                                              6.876%, 6/27/17 (144A)                              515,136
         2,695,000                 CCC/Caa3   Texas Competitive Electric Holdings
                                              Co., LLC, 11.5%, 10/1/20 (144A)                    2,122,312
                                                                                           --------------
                                                                                           $   18,082,280
---------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.4%
         2,437,000                    B-/B2   Star Gas Partners LP, 8.875%,
                                              12/1/17                                      $    2,522,295
         7,966,000                    B-/B3   Transportadora de Gas del Sur SA,
                                              7.875%, 5/14/17 (144A)                            6,890,590
                                                                                           --------------
                                                                                           $    9,412,885
---------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.3%
         6,474,795                    NR/NR   Ormat Funding Corp., 8.25%,
                                              12/30/20                                     $    6,021,559
---------------------------------------------------------------------------------------------------------
                                              Independent Power Producers
                                              & Energy Traders -- 0.5%
         1,500,000        6.65        BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                              3/13/15 (Cat Bond) (144A)                    $    1,561,050
           940,000                  NR/Baa3   Instituto Costarricense de Electricidad,
                                              6.95%, 11/10/21 (144A)                            1,073,950
         2,800,000                     B/B1   InterGen NV, 9.0%, 6/30/17 (144A)                 2,835,000
           244,150                    NR/NR   Juniper Generation LLC, 6.79%,
                                              12/31/14 (144A)                                     231,336
         2,170,000                   BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                 2,514,488
         2,200,000                   BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                   2,431,000
           357,000                  BB+/Ba1   NSG Holdings LLC, 7.75%,
                                              12/15/25 (144A)                                     383,775
                                                                                           --------------
                                                                                           $   11,030,599
                                                                                           --------------
                                              Total Utilities                              $   44,547,323
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.4%
          5,250,000                  BBB/NR   Brazil Minas SPE via State of Minas
                                              Gerais, 5.333%, 2/15/28 (144A)               $    5,943,000
TRY       4,200,000                  AAA/NR   European Bank for Reconstruction &
                                              Development, 0.5%, 2/26/15                        2,166,001
                                                                                           --------------
                                                                                           $    8,109,001
                                                                                           --------------
                                              Total Government                             $    8,109,001
---------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $1,534,131,514)                        $1,523,313,986
---------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 6.6%
BRL       2,950,000                BBB/Baa2   Brazilian Government International
                                              Bond, 10.25%, 1/10/28                        $    1,838,913
         13,000,000                 B-/Caa1   City of Buenos Aires Argentina,
                                              12.5%, 4/6/15 (144A)                             12,740,000
COP   6,986,000,000                BBB/Baa3   Colombia Government International
                                              Bond, 12.0%, 10/22/15                             4,575,080
COP   1,626,000,000                  NR/Ba1   Empresa de Telecomunicaciones de
                                              Bogota, 7.0%, 1/17/23 (144A)                        944,608
GHS       3,660,000                   NR/NR   Ghana Government Bond, 21.0%,
                                              10/26/15                                          1,946,686
IDR  53,000,000,000                 NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                              5/15/22                                           6,048,847
IDR 101,459,000,000                 NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                              6/15/32                                          12,513,607
EURO      4,040,000                 NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                              4.5%, 5/1/23                                      5,577,371
MXN       4,800,000                 A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                         504,844
MXN     218,733,240                 A-/Baa1   Mexican Udibonos, 2.0%, 6/9/22                   19,489,575
MXN      10,190,981                 A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17                    940,574
NGN     760,000,000                   NR/NR   Nigeria Government Bond, 16.0%,
                                              6/29/19                                           5,612,937
NGN     634,000,000                   NR/NR   Nigeria Treasury Bill, 2/6/14                     3,693,491
NGN     585,000,000                   NR/NR   Nigeria Treasury Bill, 3/6/14                     3,380,115
NGN     531,000,000                   NR/NR   Nigeria Treasury Bill, 4/10/14                    3,043,941
NGN     520,000,000                   NR/NR   Nigeria Treasury Bill, 4/24/14                    2,936,508
PHP     261,965,000                  NR/Ba1   Philippine Government Bond,
                                              5.875%, 3/1/32                                    8,110,812
          4,600,000                   B-/NR   Province of Salta Argentina, 9.5%,
                                              3/16/22 (144A)                                    4,095,334
          7,425,000                 B-/Caa1   Provincia de Buenos Aires Argentina,
                                              10.875%, 1/26/21 (144A)                           5,271,750
          2,125,000                 B-/Caa1   Provincia de Buenos Aires Argentina,
                                              11.75%, 10/5/15 (144A)                            1,806,250
          2,522,000                   B-/NR   Provincia de Neuquen Argentina,
                                              7.875%, 4/26/21 (144A)                            2,219,360

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 45

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Foreign Government
                                              Bonds -- (continued)
RON     24,770,000                    NR/NR   Romania Government Bond, 5.85%,
                                              4/26/23                                      $    7,855,296
RON      8,880,000                    NR/NR   Romania Government Bond, 5.9%,
                                              7/26/17                                           2,797,189
RUB    143,000,000                BBB+/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                              3/15/18                                           4,898,127
         2,000,000                     B/NR   Rwanda International Government
                                              Bond, 6.625%, 5/2/23 (144A)                       1,957,201
TRY      2,500,000                    NR/NR   Turkey Government Bond, 10.5%,
                                              1/15/20                                           1,733,343
           575,000                     B/B3   Ukraine Government International
                                              Bond, 6.75%, 11/14/17 (144A)                        566,375
         3,500,000                     B/B3   Ukraine Government International
                                              Bond, 7.8%, 11/28/22 (144A)                       3,486,525
         9,000,000                     B/B3   Ukraine Government International
                                              Bond, 9.25%, 7/24/17 (144A)                       9,607,500
                                                                                           --------------
                                                                                           $  140,192,159
---------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN
                                              GOVERNMENT BONDS
                                              (Cost $139,031,799)                          $  140,192,159
---------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 0.3%
                                              Municipal Development -- 0.0%+
            15,000        7.00         B/B2   New Jersey Economic Development
                                              Authority, Floating Rate Note,
                                              11/15/30                                     $       15,056
---------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.3%
         8,875,000        0.00        NR/NR   Non-Profit Preferred Funding Trust I,
                                              Floating Rate Note, 9/15/37 (144A)           $    5,225,156
---------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $8,873,639)                            $    5,240,212
---------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTERESTS -- 6.6%**
                                              ENERGY -- 0.6%
                                              Oil & Gas Equipment
                                              & Services -- 0.3%
         6,215,076        8.50      CCC+/B3   FTS International Services LLC, Term
                                              Loan, 5/6/16                                 $    6,142,049
---------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.3%
         6,000,000        0.00        NR/NR   Bumi Resources Tbk PT, Term Loan,
                                              8/15/13                                      $    5,868,000
                                                                                           --------------
                                              Total Energy                                 $   12,010,049
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.5%
                                              Metal & Glass Containers -- 0.0%+
           289,275        4.50         B/B1   BWAY Holding Co., Initial Term Loan,
                                              8/31/17                                      $      293,614
---------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.1%
         2,351,598        6.50         B/B2   Exopack Holding Corp., Term Loan B,
                                              5/6/17                                       $    2,386,872
---------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.4%
         7,845,688        9.00        B+/B2   Preferred Sands Holding Co., LLC,
                                              Term B Loan, 12/15/16                        $    7,453,403
                                                                                           --------------
                                              Total Materials                              $   10,133,889
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.6%
                                              Aerospace & Defense -- 0.5%
         3,837,245        6.25        B-/B2   DAE Aviation Holdings, Inc., Tranche
                                              B-1 Loan, 10/18/18                           $    3,878,016
         1,739,556        6.25         B/B2   DAE Aviation Holdings, Inc., Tranche
                                              B-2 Loan, 10/18/18                                1,758,038
         3,091,611        6.54        BB/B1   Hunter Defense Technologies, Inc.,
                                              Series 1 New Term Loan, 8/22/14                   2,967,946
         1,607,155        3.54        B+/B2   Hunter Defense Technologies, Inc.,
                                              Term Loan, 8/22/14                                1,538,851
                                                                                           --------------
                                                                                           $   10,142,851
---------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.1%
         1,716,375        5.75         B/B1   CPG International I, Inc., Term Loan,
                                              9/21/19                                      $    1,734,254
---------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.0%+
         1,467,116        5.00        B+/B2   Pro Mach, Inc., Term Loan, 7/16/17           $    1,483,621
                                                                                           --------------
                                              Total Capital Goods                          $   13,360,726
---------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                              Diversified Support Services -- 0.1%
         3,253,176       10.00        NR/NR   IAP Worldwide Services, Inc., Term
                                              Loan (First Lien), 12/31/15                  $    2,537,477
                                                                                           --------------
                                              Total Commercial Services
                                              & Supplies                                   $    2,537,477
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.2%
                                              Air Freight & Logistics -- 0.2%
           508,620        5.28        NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                              Funded Term Loan, 8/31/16                    $      474,924
           794,899        0.00        NR/NR   CEVA Group Plc, EGL Tranche B Term
                                              Loan, 8/31/16                                       754,494
           779,050        0.00        CC/B3   CEVA Group Plc, US Tranche B Term
                                              Loan, 8/31/16                                       748,537

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 47

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Air Freight & Logistics -- (continued)
         1,007,500        8.25       B-/Ba3   Ozburn-Hessey Logistics LLC, Term
                                              Loan (First Lien), 4/7/16                    $    1,011,278
                                                                                           --------------
                                                                                           $    2,989,233
                                                                                           --------------
                                              Total Transportation                         $    2,989,233
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.5%
                                              Auto Parts & Equipment -- 0.1%
             5,141        3.21      BB-/Ba3   Allison Transmission, Inc., New Term
                                              B-2 Loan, 8/7/17                             $        5,165
         3,151,188        5.50        NR/NR   TI Group Automotive Systems LLC,
                                              Additional Term Loan, 3/27/19                     3,206,333
                                                                                           --------------
                                                                                           $    3,211,498
---------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.4%
         8,007,944        6.00       BB/Ba1   Chrysler Group LLC, Tranche B Term
                                              Loan, 4/28/17                                $    8,143,590
                                                                                           --------------
                                              Total Automobiles & Components               $   11,355,088
---------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.1%
                                              Advertising -- 0.1%
         2,215,794        6.50        B/Ba3   Affinion Group, Inc., Tranche B Term
                                              Loan, 10/9/16                                $    2,183,348
---------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.0%+
           765,692        2.70     CCC/Caa2   Cengage Learning Acquisitions, Inc.,
                                              Original Term Loan, 7/4/14                   $      599,633
                                                                                           --------------
                                              Total Media                                  $    2,782,981
---------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.1%
                                              Food Distributors -- 0.1%
         1,386,525        5.75         B/B1   AdvancePierre Foods, Term Loan
                                              (First Lien), 6/17/17                        $    1,408,189
                                                                                           --------------
                                              Total Food & Staples Retailing               $    1,408,189
---------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.4%
                                              Distillers & Vintners -- 0.4%
         7,500,000        0.00        NR/NR   Constellation Brands, Inc., Bridge
                                              Facility Loan, 6/28/20                       $    7,500,000
                                                                                           --------------
                                              Total Food, Beverage & Tobacco               $    7,500,000
---------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Personal Products -- 0.1%
         2,291,837        4.25         B/NR   Monotronics International, Inc., Term
                                              B Loan, 3/23/18                              $    2,329,080
                                                                                           --------------
                                              Total Household &
                                              Personal Products                            $    2,329,080
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT
                                              & SERVICES -- 1.0%
                                              Health Care Services -- 0.7%
         1,117,567        7.25      BB-/Ba3   Alliance HealthCare Services, Inc.,
                                              Initial Term Loan, 6/1/16                    $    1,128,743
         1,406,475        6.75        B+/B1   Ardent Medical Services, Inc., 1st
                                              Lien Term Loan, 5/2/18                            1,431,088
         1,115,878        7.50        B/Ba3   inVentiv Health, Inc., Consolidated
                                              Term Loan, 8/4/16                                 1,108,439
         4,998,012        6.50        NR/NR   National Mentor Holdings, Inc.,
                                              Tranche B-1 Term Loan, 2/9/17                     5,072,982
         4,075,088        8.25         B/B2   National Surgical Hospitals, Inc.,
                                              Initial Term Loan, 1/4/17                         4,075,088
         1,920,000        6.00         B/B2   Surgery Center Holdings, Inc., Term
                                              Loan (First Lien), 4/11/19                        1,934,400
         1,441,813        7.75        B+/B1   Virtual Radiologic Corp., Term Loan
                                              A, 11/3/16                                        1,027,291
                                                                                           --------------
                                                                                           $   15,778,031
---------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.1%
         2,200,000        9.75        B+/B2   MMM Holdings, Inc., Term Loan,
                                              10/9/17                                      $    2,216,500
---------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.2%
           354,592        8.00         B/NR   Physician Oncology Services LP,
                                              Delayed Draw Term Loan, 1/31/17              $      354,592
         2,918,726        8.00         B/B2   Physician Oncology Services LP,
                                              Effective Date Term Loan, 2/10/17                 2,918,726
                                                                                           --------------
                                                                                           $    3,273,318
                                                                                           --------------
                                              Total Health Care Equipment
                                              & Services                                   $   21,267,849
---------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.2%
                                              Biotechnology -- 0.1%
         3,073,568        5.50        BB/B2   Axcan Intermediate Holdings, Inc.,
                                              Term B-1 Loan, 1/25/17                       $    3,103,344
---------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.1%
         1,046,048        5.00        B+/B1   Generic Drug Holdings, Inc., Closing
                                              Date Term Loan, 10/4/19                      $    1,057,162
                                                                                           --------------
                                              Total Pharmaceuticals,
                                              Biotechnology & Life Sciences                $    4,160,506
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Other Diversified Financial
                                              Services -- 0.1%
            993,485       0.00        NR/NR   Long Haul Holdings, Ltd., Facility A
                                              Loan, 1/12/14 (c)                            $      556,351

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 49

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
           792,928        0.00        NR/NR   Long Haul Holdings, Ltd., Facility B
                                              Loan, 1/12/14 (c)                            $      444,040
         1,690,228        4.75         B/B1   WideOpenWest Finance LLC, Term B
                                              Loan, 3/27/19                                     1,715,731
                                                                                           --------------
                                                                                           $    2,716,122
                                                                                           --------------
                                              Total Diversified Financials                 $    2,716,122
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.6%
                                              Insurance Brokers -- 0.5%
         9,432,427        3.71        B+/B1   HUB International Holdings, Inc., 2017
                                              Initial Term Loan (Extended), 6/13/17        $    9,544,437
---------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.1%
         1,900,238        5.00        B-/B1   Alliant Insurance Services, Inc.,
                                              Initial Term Loan, 12/7/19                   $    1,926,961
                                                                                           --------------
                                              Total Insurance                              $   11,471,398
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.8%
                                              Application Software -- 0.8%
        13,436,402        8.50       B-/Ba3   Expert Global Solutions, Inc., Term B
                                              Advance (First Lien), 3/13/18                $   13,643,551
         3,500,000        9.75    CCC+/Caa1   Vertafore, Inc., Term Loan
                                              (Second Lien), 10/18/17                           3,605,000
                                                                                           --------------
                                                                                           $   17,248,551
                                                                                           --------------
                                              Total Software & Services                    $   17,248,551
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                              Electronic Components -- 0.2%
         3,897,409        5.00         B/B2   Scitor Corp., Term Loan, 1/21/17             $    3,897,409
                                                                                           --------------
                                              Total Technology Hardware
                                              & Equipment                                  $    3,897,409
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.4%
                                              Integrated Telecommunication
                                              Services -- 0.4%
GBP      5,600,000        0.00        NR/NR   Virgin Media Investment Plc, New
                                              Term Loan B, 2/6/20                          $    8,803,922
                                                                                           --------------
                                              Total Telecommunication Services             $    8,803,922
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.1%
                                              Electric Utilities -- 0.1%
         3,202,730        4.73     CCC/Caa3   Texas Competitive Electric Holdings
                                              Co., LLC, 2017 Term Loan
                                              (Extending), 10/10/17                        $    2,360,412
                                                                                           --------------
                                              Total Utilities                              $    2,360,412
---------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------
Principal            Floating   S&P/Moody's
Amount ($)           Rate (b)   Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $138,714,703)                          $  138,332,881
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                              RIGHTS / WARRANTS -- 0.0%+
                                              ENERGY -- 0.0%+
                                              Oil & Gas Equipment
                                              & Services -- 0.0%+
             2,275                            Green Field Energy Services, Inc.
                                              (144A)                                       $      125,125
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration
                                              & Production -- 0.0%+
           592,529                            Norse Energy Corp., ASA, 6/16/15               $       10,267
                                                                                           --------------
                                              Total Energy                                 $      135,392
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.0%+
                                              Auto Parts & Equipment -- 0.0%+
               990                            Lear Corp., 11/9/14                          $      113,504
                                                                                           --------------
                                              Total Automobiles & Components               $      113,504
---------------------------------------------------------------------------------------------------------
                                              TOTAL RIGHTS / WARRANTS
                                              (Cost $144,461)                              $      248,896
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 1.2%
                                              Repurchase Agreements -- 1.2%
        12,885,000                            RBC Capital Markets Corp., 0.18%,
                                              dated 4/30/13, repurchase price of
                                              $12,885,000 plus accrued interest
                                              on 5/1/13 collateralized by
                                              $13,142,701
                                              Federal National Mortgage
                                              Association, 2.5-5.0%,
                                              10/1/27-9/1/41                               $   12,885,000

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 51

---------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                 Value
---------------------------------------------------------------------------------------------------------
                                              Repurchase Agreements -- (continued)
        12,885,000                            Bank of Nova Scotia, Inc., 0.19%,
                                              dated 4/30/13, repurchase price
                                              of $12,885,000 plus accrued
                                              interest on 5/1/13 collateralized
                                              by $13,142,781
                                              U.S. Treasury Notes,
                                              0.625%, 8/31/17                              $   12,885,000
                                                                                           --------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $12,885,000)                           $   25,770,000
---------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 97.5%
                                              (Cost $2,066,785,413) (a) (g)                $2,057,124,733
---------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 2.5%           $   52,896,845
---------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                   $2,110,021,578
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Notional                                                                                   Unrealized
Principal                       Swap Counterparty/Referenced Obligation                    Appreciation
---------------------------------------------------------------------------------------------------------
4,100,000                       JPMorgan Chase & Co., Index : Markit
                                CDX.NA.HY.17, 5.0%, 9/20/17                                $      310,026
                                                                                           --------------
                                TOTAL CREDIT DEFAULT SWAP AGREEMENT
                                (Cost $(153,750))                                          $      310,026
                                                                                           --------------

(A.D.R.)     American Depositary Receipt.

(G.D.R.)     Global Depositary Receipt.

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

WR           Security rating withdrawn by either S&P or Moody's.

NR           Not rated by either S&P or Moody's.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

PIK          Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $1,136,405,767 or 53.9% of total net assets.

(Cat Bond)   Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2013, the net unrealized loss on investments based on cost for federal income tax purposes of $2,074,307,135 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                         $ 123,628,663

               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                          (140,811,065)
                                                                                   -------------
               Net unrealized loss                                                 $ (17,182,402)
                                                                                   =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)          Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage backed securities.

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

             United States                                                 50.5%
             Luxembourg                                                     5.4
             Cayman Islands                                                 4.7
             Netherlands                                                    4.0
             Mexico                                                         3.9
             Argentina                                                      3.8
             Ireland                                                        3.6
             United Kingdom                                                 2.5
             Brazil                                                         1.8
             Canada                                                         1.5
             China                                                          1.4
             Bermuda                                                        1.3
             Peru                                                           1.2
             Singapore                                                      1.2
             Australia                                                      1.1
             Indonesia                                                      1.1
             Other (individually less than 1%)                             11.0%
                                                                         -------
                                                                          100.0%
                                                                         =======

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 53

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             NOK          Norwegian Krone
             EURO         Euro
             BRL          Brazilian Real
             CAD          Canadian Dollar
             TRY          Turkish Lira
             CNY          New Chinese Yuan
             GBP          British Pound Sterling
             IDR          Indonesian Rupiah
             PHP          Philippine Peso
             RUB          Russian Ruble
             GHS          Ghana Cedi
             NGN          Nigerian Naira
             RON          Romanian New Leu
             MXN          Mexican Peso
             COP          Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $417,170,973 and $282,783,733, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                        Level 1      Level 2         Level 3      Total
--------------------------------------------------------------------------------
Asset Backed
  Securities            $        --  $   30,111,290  $        --  $   30,111,290
Collateralized
  Mortgage
  Obligations                    --      24,743,761           --      24,743,761
Corporate Bonds                  --   1,517,562,736    5,751,250   1,523,313,986
Convertible Corporate            --     122,563,074           --     122,563,074
  Bond
Preferred Stocks         18,908,014       4,490,785    4,521,600      27,920,399
Municipal Bonds                  --       5,240,212           --       5,240,212
Foreign Government
  Bonds                          --     140,192,159           --     140,192,159
Senior Floating Rate
  Loan Interests                 --     138,332,881           --     138,332,881
Common Stocks            12,814,116         493,713    4,792,957      18,100,786
Convertible Preferred       587,289            --             --         587,289
  Stocks
Repurchase Agreements            --      25,770,000           --      25,770,000
Rights/Warrants             123,771         125,125           --         248,896
--------------------------------------------------------------------------------
Total                   $32,433,190  $2,009,625,736  $15,065,807  $2,059,124,733
================================================================================
Other Financial
  Instruments
Unrealized
  appreciation on
  credit default swaps  $        --  $   310,026     $       --   $      310,026
Unrealized
  appreciation on
  forward foreign
  currency portfolio
  hedge contracts                --      582,759             --          582,759
--------------------------------------------------------------------------------
Total Other Financial
  Instruments           $        --  $   892,785     $       --   $      892,785
================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                              Common        Preferred   Corporate
                              Stocks        Stocks      Bonds         Total
--------------------------------------------------------------------------------
Balance as of 10/31/12        $ 3,499,284   $       --  $       --  $ 3,499,284
Realized gain (loss)                   --           --          --           --
Change in unrealized
  appreciation
  (depreciation)(1)            (2,056,327)      21,600     201,250   (1,833,477)
Net purchases (sales)           3,350,000    4,500,000   5,550,000   13,400,000
Transfers in and out
  of Level 3                           --           --          --           --
--------------------------------------------------------------------------------
Balance as of 4/30/13         $ 4,792,957   $4,521,600  $5,751,250  $15,065,807
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*   Transfers are calculated on the beginning of period values.

    Net change in unrealized appreciation (depreciation) of
    investments still held as of 4/30/13                            $(1,833,477)
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 55

Statement of Assets and Liabilities | 4/30/13 (Consolidated) (unaudited)

ASSETS:
  Investment in securities (cost $2,066,785,413)                         $2,057,124,733
  Cash                                                                        8,851,112
  Foreign currencies, at value (cost $42,009,496)                            42,248,157
  Receivables --
     Investment securities sold                                               7,993,390
     Fund shares sold                                                         6,113,290
     Dividends                                                                  135,287
     Interest                                                                37,478,956
     Unrealized appreciation on forward foreign currency portfolio
        hedge contracts                                                         582,759
     Unrealized appreciation on credit default swaps                            310,026
  Other                                                                         683,037
----------------------------------------------------------------------------------------
        Total assets                                                     $2,161,520,747
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   39,974,859
     Fund shares repurchased                                                  8,680,618
     Dividends                                                                1,703,674
  Credit default swaps, premiums received                                         153,750
  Due to affiliates                                                             723,714
  Accrued expenses                                                              262,554
----------------------------------------------------------------------------------------
        Total liabilities                                                $   51,499,169
========================================================================================
NET ASSETS:
  Paid-in capital                                                        $2,385,652,692
  Distributions in excess of net investment income                           (9,041,443)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                          (257,928,691)
  Net unrealized depreciation on investments                                 (9,660,680)
  Net unrealized appreciation on credit default swaps                           310,026
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             689,674
----------------------------------------------------------------------------------------
        Total net assets                                                 $2,110,021,578
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $601,873,606/57,637,374 shares)                      $        10.44
  Class B (based on $32,445,623/3,105,625 shares)                        $        10.45
  Class C (based on $479,745,130/46,083,645 shares)                      $        10.41
  Class Y (based on $986,140,843/96,080,136 shares)                      $        10.26
  Class Z (based on $9,816,376/913,872 shares)                           $        10.74
MAXIMUM OFFERING PRICE:
  Class A ($10.44 (divided by) 95.5%)                                    $        10.93
========================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/13

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $187,844)           $  83,890,678
  Dividends (net of foreign taxes withheld of $7,181)                  676,467
-------------------------------------------------------------------------------------------------
        Total investment income                                                     $  84,567,145
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $   6,441,627
  Transfer agent fees
     Class A                                                           208,399
     Class B                                                            18,707
     Class C                                                            88,051
     Class Y                                                            29,383
     Class Z                                                             2,142
  Distribution fees
     Class A                                                           754,425
     Class B                                                           175,826
     Class C                                                         2,365,765
  Shareholder communication expense                                  1,194,333
  Administrative reimbursements                                        306,549
  Custodian fees                                                        64,400
  Registration fees                                                     63,823
  Professional fees                                                     51,621
  Printing expense                                                      27,191
  Fees and expenses of nonaffiliated Trustees                           36,537
  Miscellaneous                                                         95,180
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  11,923,959
-------------------------------------------------------------------------------------------------
        Net investment income                                                       $  72,643,186
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTION, CREDIT DEFAULT SWAPS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                 $ (15,849,893)
     Class action                                                    1,566,055
     Credit default swaps                                               79,153
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           (1,258,288)     $ (15,462,973)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $  77,428,656
     Credit default swaps                                              284,824
     Unfunded corporate loans                                          (68,403)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foregin currencies              550,409      $  78,195,486
-------------------------------------------------------------------------------------------------
  Net gain on investments                                                           $  62,732,513
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 135,375,699
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 57

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended 4/30/13      Year Ended
                                                               (Consolidated)     10/31/12
                                                               (unaudited)        (Consolidated)
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   72,643,186     $   183,739,611
Net realized loss on investments, class actions, credit
  default swaps and foreign currency transactions                 (15,462,973)         (9,094,478)
Change in net unrealized appreciation (depreciation) on
  investments, credit default swaps, unfunded corporate
  loans and foreign currency transactions                          78,195,486          76,792,978
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations      $  135,375,699     $   251,438,111
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.36 and $0.81 per share, respectively)         $  (21,001,261)    $   (52,710,619)
     Class B ($0.31 and $0.73 per share, respectively)             (1,085,251)         (3,259,655)
     Class C ($0.32 and $0.74 per share, respectively)            (14,864,444)        (34,509,782)
     Class Y ($0.37 and $0.83 per share, respectively)            (35,180,989)       (106,055,951)
     Class Z ($0.38 and $0.86 per share, respectively)               (366,143)           (742,618)
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                     $  (72,498,088)    $  (197,278,625)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $  416,895,516     $   943,301,630
Reinvestment of distributions                                      62,010,823         170,311,348
Cost of shares repurchased                                       (498,230,672)     (1,633,158,248)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                                $  (19,324,334)    $  (519,545,270)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                     $   43,553,277     $  (465,385,784)
NET ASSETS:
Beginning of period                                             2,066,468,301       2,531,854,085
--------------------------------------------------------------------------------------------------
End of period                                                  $2,110,021,578     $ 2,066,468,301
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $   (9,041,443)    $    (9,186,541)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------------
                               '13 Shares     '13 Amount
                               (unaudited)    (unaudited)       '12 Shares      '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                      7,795,269    $ 101,333,255       23,366,717    $   250,593,230
Reinvestment of
  distributions                  1,774,072       18,324,714        4,597,616         45,052,236
Less shares repurchased        (11,407,608)    (117,680,282)     (34,506,225)      (336,282,546)
------------------------------------------------------------------------------------------------
     Net increase
        (decrease)              (1,838,267)   $   1,977,687       (6,541,892)   $   (40,637,080)
================================================================================================
Class B
Shares sold or exchanged            24,908    $   1,762,731          143,609    $     2,916,301
Reinvestment of
  distributions                     86,920          897,545          269,832          2,642,789
Less shares repurchased           (850,006)      (8,755,454)      (1,706,616)       (16,757,590)
------------------------------------------------------------------------------------------------
     Net decrease                 (738,178)   $  (6,095,178)      (1,293,175)   $   (11,198,500)
================================================================================================
Class C
Shares sold                      4,094,319    $  56,633,315        7,882,302    $    91,982,625
Reinvestment of
  distributions                  1,063,893       10,952,816        2,402,034         23,480,616
Less shares repurchased         (5,496,027)     (56,487,031)     (10,848,907)      (105,965,981)
------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                (337,815)   $  11,099,100         (564,571)   $     9,497,260
================================================================================================
Class Y
Shares sold                     20,954,372    $ 254,885,812       53,936,699    $   590,959,930
Reinvestment of
  distributions                  3,101,665       31,488,596       10,250,504         98,636,819
Less shares repurchased        (22,951,032)    (233,158,735)    (113,454,287)    (1,089,953,263)
------------------------------------------------------------------------------------------------
     Net increase
        (decrease)               1,105,005    $  53,215,673      (49,267,084)   $  (400,356,514)
================================================================================================
Class Z
Shares sold                        216,117    $   2,280,403          677,620    $     6,849,544
Reinvestment of
  distributions                     32,667          347,152           49,395            498,888
Less shares repurchased           (300,663)     (82,149,170)        (510,913)       (84,198,868)
------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                 (51,879)   $ (79,521,615)         216,102    $   (76,850,436)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 59

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended 4/30/13  Year Ended     Year Ended     Year        Year        Year
                                                     (Consolidated) 10/31/12       10/31/11       Ended       Ended       Ended
                                                     (unaudited)    (Consolidated) (Consolidated) 10/31/10    10/31/09    10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $  10.13       $   9.83       $  10.53       $     9.39  $     7.56  $  12.30
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $   0.36       $   0.76       $   0.77       $     0.80  $     0.90  $   1.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       0.31           0.35          (0.70)            1.11        1.98     (4.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.67       $   1.11       $   0.07       $     1.91  $     2.88  $  (3.56)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                             $  (0.36)      $  (0.81)      $  (0.77)      $    (0.77) $    (1.05) $  (1.07)
   Net realized gain                                       --             --             --               --          --     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.36)      $  (0.81)      $  (0.77)      $    (0.77) $    (1.05) $  (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.31       $   0.30       $  (0.70)      $     1.14  $     1.83  $  (4.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  10.44       $  10.13       $   9.83       $    10.53  $     9.39  $   7.56
====================================================================================================================================
Total return*                                            6.66%         11.89%          0.49%           21.16%      43.56%   (31.45)%
Ratio of net expenses to average net assets+             1.10%**        1.10%          1.09%            1.10%       1.10%     1.10%
Ratio of net investment income to average net
   assets+                                               7.01%**        7.74%          7.37%            8.08%      11.68%     9.25%
Portfolio turnover rate                                    28%            33%            52%              49%         33%       25%
Net assets, end of period (in thousands)             $601,874       $602,568       $648,746       $1,117,231  $1,018,040  $759,925
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                        1.10%**        1.10%          1.09%            1.15%       1.32%     1.18%
   Net investment income                                 7.01%**        7.74%          7.37%            8.02%      11.46%     9.17%
Ratios with waiver of fees and assumption of
   expenses by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                          1.10%**        1.10%          1.09%            1.10%       1.10%     1.10%
   Net investment income                                 7.01%**        7.74%          7.37%            8.07%      11.68%     9.25%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended 4/30/13  Year Ended     Year Ended     Year     Year     Year
                                                            (Consolidated) 10/31/12       10/31/11       Ended    Ended    Ended
                                                            (unaudited)    (Consolidated) (Consolidated) 10/31/10 10/31/09 10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 10.14        $  9.83        $ 10.53        $  9.37  $  7.54  $ 12.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.30        $  0.68        $  0.68        $  0.70  $  0.81  $  0.93
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        0.32           0.36          (0.69)          1.15     2.01    (4.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  0.62        $  1.04        $ (0.01)       $  1.85  $  2.82  $ (3.64)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.31)       $ (0.73)       $ (0.69)       $ (0.69) $ (0.99) $ (0.98)
   Net realized gain                                             --             --             --             --       --    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.31)       $ (0.73)       $ (0.69)       $ (0.69) $ (0.99) $ (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.31        $  0.31        $ (0.70)       $  1.16  $  1.83  $ (4.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 10.45        $ 10.14        $  9.83        $ 10.53  $  9.37  $  7.54
====================================================================================================================================
Total return*                                                  6.23%         11.10%         (0.32)%        20.40%   42.42%  (32.02)%
Ratio of net expenses to average net assets+                   1.95%**        1.91%          1.90%          1.92%    2.00%    1.92%
Ratio of net investment income to average net assets+          6.16%**        6.94%          6.59%          7.27%   10.88%    8.47%
Portfolio turnover rate                                          28%            33%            52%            49%      33%      25%
Net assets, end of period (in thousands)                    $32,446        $38,965        $50,509        $80,100  $96,411  $83,412
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                              1.95%**        1.91%          1.90%          1.92%    2.08%    1.92%
   Net investment income                                       6.16%**        6.94%          6.56%          7.27%   10.80%    8.47%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                1.95%**        1.91%          1.90%          1.92%    2.00%    1.92%
   Net investment income                                       6.16%**        6.94%          6.59%          7.27%   10.88%    8.47%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 61

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended 4/30/13  Year Ended     Year Ended     Year      Year      Year
                                                         (Consolidated) 10/31/12       10/31/11       Ended     Ended     Ended
                                                         (unaudited)    (Consolidated) (Consolidated) 10/31/10  10/31/09  10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                     $  10.10       $   9.80       $  10.49       $   9.34  $   7.51  $  12.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                 $   0.32       $   0.69       $   0.70       $   0.73  $   0.82  $   0.93
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions          0.31           0.35          (0.69)          1.11      1.99     (4.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $   0.63       $   1.04       $   0.01       $   1.84  $   2.81  $  (3.64)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                 $  (0.32)      $  (0.74)      $  (0.70)      $  (0.69) $  (0.98) $  (0.98)
   Net realized gain                                           --             --             --             --        --     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $  (0.32)      $  (0.74)      $  (0.70)      $  (0.69) $  (0.98) $  (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $   0.31       $   0.30       $  (0.69)      $   1.15  $   1.83  $  (4.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  10.41       $  10.10       $   9.80       $  10.49  $   9.34  $   7.51
====================================================================================================================================
Total return*                                                6.32%         11.17%         (0.13)%        20.43%    42.56%   (32.08)%
Ratio of net expenses to average net assets+                 1.81%**        1.78%          1.78%          1.82%     1.98%     1.85%
Ratio of net investment income to average net assets+        6.29%**        7.08%          6.72%          7.37%    10.78%     8.55%
Portfolio turnover rate                                        28%            33%            52%            49%       33%       25%
Net assets, end of period (in thousands)                 $479,745       $468,920       $460,476       $524,448  $461,644  $347,459
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                            1.81%**        1.78%          1.78%          1.82%     1.98%     1.85%
   Net investment income                                     6.29%**        7.08%          6.72%          7.37%    10.78%     8.55%
Ratios with waiver of fees and assumption of
   expenses by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                              1.81%**        1.78%          1.78%          1.82%     1.98%     1.85%
   Net investment income                                     6.29%**        7.08%          6.72%          7.37%    10.78%     8.55%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended 4/30/13  Year Ended      Year Ended     Year       Year       Year
                                                      (Consolidated) 10/31/12        10/31/11       Ended      Ended      Ended
                                                      (unaudited)    (Consolidated)  (Consolidated) 10/31/10   10/31/09   10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $   9.96       $   9.66        $    10.35     $   9.25   $   7.46   $ 12.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                              $   0.37       $   0.76        $     0.81     $   0.86   $   0.94   $  1.05
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions        0.30           0.37             (0.70)        1.03       1.91     (4.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.67       $   1.13        $     0.11     $   1.89   $   2.85   $ (3.43)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $  (0.37)      $  (0.83)            (0.80)       (0.79)     (1.06)    (1.10)
   Net realized gain                                        --             --                --           --         --     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.30       $   0.30        $    (0.69)    $   1.10   $   1.79   $ (4.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.26       $   9.96        $     9.66     $  10.35   $   9.25   $  7.46
====================================================================================================================================
Total return*                                             6.77%         12.35%             0.85%       21.35%     43.78%   (30.96)%
Ratio of net expenses to average net assets+              0.81%**        0.80%             0.74%        0.73%      0.78%     0.74%
Ratio of net investment income to average net assets+     7.30%**        8.03%             7.72%        8.42%     11.43%     9.82%
Portfolio turnover rate                                     28%            33%               52%          49%        33%       25%
Net assets, end of period (in thousands)              $986,141       $945,946        $1,364,543     $958,596   $215,614   $50,477
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses                                         0.81%**        0.80%             0.74%        0.73%      0.79%     0.74%
   Net investment income                                  7.30%**        8.03%             7.72%        8.42%     11.43%     9.82%
Ratios with waiver of fees and assumption of
   expenses by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                           0.81%**        0.80%             0.74%        0.73%      0.78%     0.74%
   Net investment income                                  7.30%**        8.03%             7.72%        8.42%     11.43%     9.82%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 63

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended 4/30/13  Year Ended     Year Ended     Year     Year     Year
                                                            (Consolidated) 10/31/12       10/31/11       Ended    Ended    Ended
                                                            (unaudited)    (Consolidated) (Consolidated) 10/31/10 10/31/09 10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                        $ 10.43        $ 10.11        $ 10.86        $ 9.67   $ 7.79   $ 12.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.38        $  0.82        $  0.85        $ 0.87   $ 1.00   $  1.07
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        0.31           0.36          (0.77)         1.13     1.98     (4.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  0.69        $  1.18        $  0.08        $ 2.00   $ 2.98   $ (3.30)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.38)       $ (0.86)         (0.83)        (0.81)   (1.10)    (1.11)
   Net realized gain                                             --             --             --            --       --     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (0.38)       $ (0.86)       $ (0.75)       $ 1.19   $ 1.88   $ (4.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 10.74        $ 10.43        $ 10.11        $10.86   $ 9.67   $  7.79
====================================================================================================================================
Total return*                                                  6.70%         12.30%          0.53%        21.58%   43.69%   (29.21)%
Ratio of net expenses to average net assets+                   0.87%**        0.88%          0.76%         0.90%    0.90%     0.90%
Ratio of net investment income to average net assets+          7.22%**        7.99%          7.67%         8.26%   11.46%     9.85%
Portfolio turnover rate                                          28%            33%            52%           49%      33%       25%
Net assets, end of period (in thousands)                    $ 9,817        $10,069        $ 7,580        $7,416   $4,283   $ 2,366
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                              0.87%**        0.88%          0.76%         0.91%    1.23%     1.11%
   Net investment income                                       7.22%**        7.99%          7.67%         8.25%   11.13%     9.64%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                0.87%**        0.88%          0.76%         0.90%    0.90%     0.90%
   Net investment income                                       7.22%**        7.99%          7.67%         8.26%   11.46%     9.85%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Notes to Financial Statements | 4/30/13 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 65

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

    Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At April 31, 2012, 6 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.7% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 67

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $197,278,625
    ----------------------------------------------------------------------------
        Total                                                       $197,278,625
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                     $(242,085,543)
    Current year dividend payable                                    (2,109,680)
    Unrealized depreciation                                         (94,313,502)
    ----------------------------------------------------------------------------
        Total                                                     $(338,508,725)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, credit default swaps, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $105,636 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 69

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

70 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 71

    During the six months ended April 30, 2013, the Fund opened one credit default swap, with a notional principal of $4,100,000, which was still open at period end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations were in effect through March 1, 2013.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $174,904 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

72 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $  301,802
Class B                                                                  29,271
Class C                                                                 230,795
Class Y                                                                 624,760
Class Z                                                                   7,705
--------------------------------------------------------------------------------
   Total                                                             $1,194,333
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $476,499 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2013, the Subsidiary represented approximately $727,757 or approximately 0.03% of the net assets of the Fund.

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,311 in distribution fees payable to PFD at April 30, 2013.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 73 redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $23,109 were paid to PFD.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2013, the Fund had no borrowings under the credit facility.

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

8. Forward Foreign Currency Contracts

At April 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of portfolio hedge contracts open during the six months ended April 30, 2013 was $74,984,460.

74 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Open portfolio hedges at April 30, 2013 were as follows:

-------------------------------------------------------------------------------------------------
                                                                                   Net Unrealized
                        Net Contracts    In Exchange    Settlement                 Appreciation
Currency                to Deliver       For            Date        Value          (Depreciation)
-------------------------------------------------------------------------------------------------
GBP (British Pounds)          (800,000)  $ (1,242,050)  8/15/13     $ (1,241,600)  $     451
GBP (British Pounds)        (3,846,000)    (6,211,790)  5/15/13       (5,972,096)    239,694
EURO (European Euro)        (6,168,265)    (8,012,481)  5/22/13       (8,117,239)   (104,757)
EURO (European Euro)        (6,167,462)    (8,012,481)  5/22/13       (8,116,181)   (103,700)
EURO (European Euro)       (15,000,000)   (20,367,600)   5/6/13      (19,737,439)    630,161
INR (Indian Rupee)         271,000,000      4,822,922   9/16/13        4,917,284      94,362
KES (Kenyan Shilling)      (47,785,714)      (557,268)  5/14/13         (568,710)    (11,442)
KES (Kenyan Shilling)       47,785,714        535,714   5/14/13          568,710      32,996
NGN (Nigerian Naira)       342,000,000      2,117,533   6/19/13        2,136,632      19,099
RUB (Russian Ruble)         78,000,000      2,480,324    7/8/13        2,479,112      (1,212)
KRW (South Korean Won)  15,050,000,000     13,206,968   5/15/13       13,655,420     448,452
JPY (Japanese Yen)         757,500,000      8,012,481   5/22/13        7,769,943    (242,539)
JPY (Japanese Yen)         757,500,000      8,012,481   5/22/13        7,769,943    (242,539)
JPY (Japanese Yen)      (1,515,500,000)   (15,368,749)  5/22/13      (15,545,014)   (176,266)
-------------------------------------------------------------------------------------------------
Total                                                                              $ 582,759
=================================================================================================

9.  Additional Disclosures about Derivative Instruments and Hedging Activities:

    Values of derivative instruments as of April 30, 2013 were as follows:

--------------------------------------------------------------------------------------
Derivatives Not
Accounted for as          Asset Derivatives 2013         Liabilities Derivatives 2013
Hedging Instruments       ---------------------------    -----------------------------
Under Accounting          Statement of Assets            Statement of Assets
Standards Codification    and Liabilities                and Liabilities
(ASC) 815                 Location           Value       Location                Value
--------------------------------------------------------------------------------------
Forward Foreign           Unrealized                     Unrealized
 Currency Portfolio       appreciation                   depreciation
 Hedge Contracts          on forward                     on forward
                          foreign currency               foreign currency
                          portfolio hedge                portfolio hedge
                          contracts          $582,759    contracts               $ --
Credit Default Swaps      Unrealized                     Unrealized
                          appreciation on                depreciation on
                          credit default                 credit default
                          swaps              $310,026    swaps                   $ --
--------------------------------------------------------------------------------------
  Total                                      $892,785                            $ --
======================================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 75

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013 was as follows:

------------------------------------------------------------------------------------------------
                                                                                 Change in
                                                                                 Unrealized
Derivatives Not                                                                  Appreciation
Accounted for as                                                Realized Gain    or
Hedging Instruments                                             or (Loss)        (Depreciation)
Under Accounting                                                on Derivatives   on Derivatives
Standards Codification   Location of Gain or (Loss) on          Recognized       Recognized
(ASC) 815                Derivatives Recognized in Income       in Income        in Income
------------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward    $(1,602,859)
 Currency Portfolio      foreign currency contracts and
 Hedge Contracts         other assets and liabilities
                         denominated in foreign currencies

Forward Foreign          Change in unrealized appreciation                       $696,883
 Currency Portfolio      (depreciation) on forward foreign
 Hedge Contracts         currency contracts and other assets
                         and liabilities denominated in
                         foreign currencies

Credit Default Swaps     Net realized gain (loss) on credit
                         default swaps                          $    79,153

Credit Default Swaps     Change in unrealized appreciation
                         (depreciation) on credit
                          default swaps                                          $284,824

76 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 77

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the first quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees discussed the Fund's performance record. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the assets of the Fund were currently in excess of the last breakpoint in the Fund's management fee schedule. The Trustees

78 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 considered information that showed that the current fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the expense ratio of Class A shares of the Fund for the twelve months ended
June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period, and that the expense ratio of Class Y shares of the Fund for the twelve months ended June 30, 2012 was in in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the expense ratio of Class A shares of the Fund was approximately ten basis points higher than the median expense ratio of its Strategic Insight peer group and that the expense ratio of Class Y shares of the Fund was approximately four basis points higher than the median expense ratio of its Strategic Insight peer group. The Trustees considered that the expense ratio of each of Class A and Class Y shares of the Fund for the twelve months ended June 30, 2012 was in the third quintile relative to the Fund's Morningstar category.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 79 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

80 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

                           This page for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19382-07-0613

                        Pioneer Global Aggregate
                        Bond Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------


                        Ticker Symbols:
                        Class A     PGABX
                        Class C     PGCBX
                        Class Y     PGYBX


                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          43

Notes to Financial Statements                                                 50

Approval of Investment Advisory Agreement                                     61

Trustees, Officers and Service Providers                                      65

              Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*  Dividends are not guaranteed.

2 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

Global fixed-income markets generally produced modest results over the six months ended April 30, 2013, against a backdrop of sluggish economic growth and continued worries about sovereign-debt problems and recession in Europe as well as weakened growth in China. In the following interview, Charles Melchreit discusses the market environment and the performance of Pioneer Global Aggregate Bond Fund during the six-month period. Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, is responsible for the daily management of the Fund, along with Mr. Tanguy Le Saout, Head of European Fixed-Income Portfolio Management and European Fixed-Income Research at Pioneer.

Q   How did the Fund perform during the six months ended April 30, 2013?

A Pioneer Global Aggregate Bond Fund's Class A shares returned 2.36% at net asset value during the six months ended April 30, 2013, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned -1.07%. During the same period, the average return of the 184 mutual funds in Lipper's Global Income Funds category was 1.95%.

Q How would you describe the investment environment for global fixed-income securities during the six months ended April 30, 2013?

A Investment conditions varied by country and region during the six-month period. The U.S. market, which accounts for almost half of the benchmark Barclays Index, was buoyed somewhat by positive, but unimpressive, economic growth trends, although political disagreements over fiscal policy late in 2012 unsettled investors and created volatility before the markets quieted down again. More credit-sensitive bond investments, such as corporate bonds, significantly outperformed low-yielding U.S. Treasuries and other government securities during the period.

    In Europe, however, the situation was more varied and more challenging. Investors' attitudes about the debt problems of peripheral European countries actually improved in light of the temporary solutions engineered by the European Central Bank. Nevertheless, concerns still existed during the period, most notably over the recession that had slowed down most European markets. While industrial production gains in some northern European regions offered some positive news for the markets, investors remained concerned about the lack of a long-term solution to the region's sovereign-debt problems, weak housing markets in several nations, and the vulnerability of European exports to the strength of the euro. The euro had

4 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 surprised many observers by gaining on world currency markets, as the higher yields related to the region's sovereign-debt problems had attracted the attention of some investors. The downside, however, was that the strengthened euro currency made European exports less cost-competitive.

    Economic growth in China, when compared with other regions, remained relatively robust, but it still weakened during the six-month period. In response, Chinese authorities have adopted a more accommodative monetary policy and eased controls on capital in order to encourage a pickup in growth; The new Chinese government also assured the markets it was committed to continued economic reform. China, however, still remained vulnerable to the economic problems in Europe, which is the country's largest export market.

    The biggest surprises during the six-month period occurred in Japan, where a new national government and a new governor of the nation's central bank (the Bank of Japan) both came on the scene. Japanese authorities engineered a 30% drop in the value of the yen on currency markets, which was widely seen as having added value to Japanese assets, and the Japanese stock market shot up on the prospects of economic improvement after a prolonged slump in the national economy.

    In the emerging economies, assets flowed into several markets, most notably in many countries in Southeast Asia, which appeared attractive to investors because of their growing economies, emerging middle classes, and moderating political risks. The six-month period also saw two additional emerging nations - Mexico and the Philippines - enjoy upgrades of their credit ratings from high-yield to investment-grade.

Q What were your principal investment strategies, and how did they affect the Fund's performance during the six months ended April 30, 2013?

A The biggest factor in the Fund's good benchmark-relative performance during the period was currency positioning. We had a positive view of the prospects for the U.S. dollar (USD) in the currency markets, and so we significantly overweighted the portfolio to the USD relative to the Barclays Index. The Fund's overweight to the USD helped relative performance, as did the portfolio's exposures to some emerging market currencies, including those of Mexico, Brazil and Poland.

    We generally de-emphasized most non-U.S developed market currencies during the period. While the Fund's underweight to the Japanese yen helped relative performance, the de-emphasis of the euro in the portfolio detracted from relative performance. Consistent with this theme, the Fund's underweighting of European government bonds had a negative impact on relative performance.

              Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 5

    Broken down by sector, we favored owning corporate bonds over sovereign debt in the portfolio, and that allocation supported the Fund's results during the period, as credit-linked securities generally outperformed government debt. As of April 30, 2013, approximately 30% of the Fund's assets were invested in corporate bonds, compared with a 17% weighting to corporates in the Barclays Index. Among the Fund's corporate holdings, performance was helped during the period by exposures to industrials and U.S. financial institutions. At period end, about 41% of the Fund's assets were invested in government bonds, compared with a 67% weighting in the Barclays Index. The Fund's government-debt investments generally focused on opportunities outside the major non-U.S. developed markets.

    The portfolio did own some forward currency contracts - a type of derivative security - during the period, but they did not have a noteworthy effect on the Fund's results.

Q   What is your investment outlook?

A We think the economy in the United States should continue to grow, but at a lackluster pace. In China, economic expansion is likely to remain more vigorous than in the rest of the world, but should also be slower than in the recent past. We expect that the Chinese government will maintain its reform efforts to transform the national economy into one that is driven more by domestic demand, rather than export demand. The situation in Europe, meanwhile, probably will remain unchanged until after the German elections this coming September.

    The most interesting questions center on Japan, where fiscal and monetary policy makers appear intent on increasing inflation, freeing up savings, raising consumption and devaluing the yen. Such policies may stimulate greater growth, especially in the export industries; however, the domestic economy remains highly regulated and inefficient, and it remains to be seen whether further reforms are put in place to change the situation.

    We are very positive about the relative strength of the USD, which is receiving added support from an unexpected increase in domestic energy production.

    Outside the USD, we feel the best investment opportunities in currencies may be in the growing emerging markets, and particularly in those nations that are not dependent on exporting commodities. Emerging market countries, in general, continue to offer investors both attractive yields and improving risk profiles.

6 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

    Note to Shareholders: The Board of Trustees of Pioneer Global Aggregate Bond Fund has approved certain changes to the Fund's investment objective, strategies and portfolio management. As part of the changes, the Fund will be able to invest to a greater extent in below-investment-grade securities, and a team of four Pioneer portfolio managers--Kenneth Taubes, Charles Melchreit, Andrew Feltus and Paresh Upadhyaya--will be responsible for the day-to-day management of the Fund. In addition, the Fund will be renamed Pioneer Global Multisector Income Fund. The changes are effective as of August 1, 2013. Please see the Fund's prospectus for more details.

Please refer to the Schedule of Investments on pages 15-42 for a full listing of Fund securities.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

              Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 7

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   35.1%
U.S. Corporate Bonds                                                       24.8%
Collateralized Mortgage Obligations                                        15.0%
International Corporate Bonds                                               8.5%
U.S. Government Securities                                                  4.1%
Asset Backed Securities                                                     3.9%
Municipal Bonds                                                             3.4%
Convertible Corporate Bonds                                                 1.8%
U.S. Preferred Stocks                                                       1.4%
International Preferred Stocks                                              0.9%
Senior Secured Loans                                                        0.6%
Convertible Preferred Stock                                                 0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

   1.   Indonesia Treasury Bond, 9.0%, 9/15/13                             2.12%
--------------------------------------------------------------------------------
   2.   Indonesia Treasury Bond, 7.375%, 9/15/16                           1.89
--------------------------------------------------------------------------------
   3.   Japan Government Ten Year Bond, 1.0%, 12/20/21                     1.68
--------------------------------------------------------------------------------
   4.   Poland Government Bond, 5.25%, 10/25/17                            1.66
--------------------------------------------------------------------------------
   5.   Finland Government Bond, 4.375%, 7/4/19                            1.63
--------------------------------------------------------------------------------
   6.   Russian Federal Bond - OFZ, 8.15%, 2/3/27                          1.11
--------------------------------------------------------------------------------
   7.   Japan Government Ten Year Bond, 1.7%, 9/20/16                      1.10
--------------------------------------------------------------------------------
   8.   Japan Government Twenty Year Bond, 1.5%, 3/20/19                   1.00
--------------------------------------------------------------------------------
   9.   Malaysia Government Bond, 3.418%, 8/15/22                          0.99
--------------------------------------------------------------------------------
  10.   Fannie Mae, 3.5%, 9/1/42                                           0.95
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        4/30/13                       10/31/12
--------------------------------------------------------------------------------
           A                           $11.48                        $11.49
--------------------------------------------------------------------------------
           C                           $11.50                        $11.51
--------------------------------------------------------------------------------
           Y                           $11.57                        $11.59
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term          Long-Term
         Class               Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                $0.1800               $0.0408            $0.0554
--------------------------------------------------------------------------------
           C                $0.1292               $0.0408            $0.0554
--------------------------------------------------------------------------------
           Y                $0.1956               $0.0408            $0.0554
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 10-12.

              Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 9

Performance Update | 4/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Global Aggregate Bond Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            Net Asset           Public Offering
Period                      Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  6.27%               5.36%
5 Year                      5.88                4.90
1 Year                      6.17                1.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                            Gross               Net
--------------------------------------------------------------------------------
                            1.65%               1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global           Barclays Global
                               Aggregate Bond Fund      Aggregate Bond Index
12/31/2007                     $      9,550             $      10,000
4/30/2008                      $      9,982             $      10,460
4/30/2009                      $      9,646             $      10,229
4/30/2010                      $     11,020             $      11,176
4/30/2011                      $     12,140             $      12,345
4/30/2012                      $     12,509             $      12,752
4/30/2013                      $     13,281             $      12,937

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Global Aggregate Bond Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                  If
Period                      Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  5.39%               5.39%
5 Year                      4.98                4.98
1 Year                      5.22                5.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                            Gross               Net
--------------------------------------------------------------------------------
                            2.39%               1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global           Barclays Global
                               Aggregate Bond Fund      Aggregate Bond Index
12/31/2007                     $     10,000             $     10,000
4/30/2008                      $     10,429             $     10,460
4/30/2009                      $      9,976             $     10,229
4/30/2010                      $     11,309             $     11,176
4/30/2011                      $     12,370             $     12,345
4/30/2012                      $     12,640             $     12,752
4/30/2013                      $     13,301             $     12,937

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Global Aggregate Bond Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                  If
Period                      Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                  6.49%               6.49%
5 Year                      6.11                6.11
1 Year                      6.38                6.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                            Gross               Net
--------------------------------------------------------------------------------
                            1.18%               0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Global           Barclays Global
                               Aggregate Bond Fund      Aggregate Bond Index
12/31/2007                     $5,000,000               $5,000,000
4/30/2008                      $5,227,750               $5,229,772
4/30/2009                      $5,054,129               $5,114,537
4/30/2010                      $5,790,645               $5,588,203
4/30/2011                      $6,382,956               $6,172,351
4/30/2012                      $6,610,228               $6,375,830
4/30/2013                      $7,031,849               $6,468,690

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                                  A             C              Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/12       $1,000.00     $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/13                               $1,023.60     $1,019.00       $1,023.90
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $5.02         $9.46           $3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.89% and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                                   A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/12        $1,000.00     $1,000.00      $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/13                                $1,019.84     $1,015.42      $1,021.08
--------------------------------------------------------------------------------
Expenses Paid During Period*                  $5.01         $9.44          $3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.89% and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365.

14 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Schedule of Investments | 4/30/13 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE
                                            BONDS -- 1.8%
                                            CAPITAL GOODS -- 0.2%
                                            Electrical Components &
                                            Equipment -- 0.2%
         56,000                      B/B2   General Cable Corp., 4.5%,
                                            11/15/29 (Step)                             $      68,145
                                                                                        -------------
                                            Total Capital Goods                         $      68,145
-----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL -- 0.2%
                                            Homebuilding -- 0.2%
         50,000                      B/B2   KB Home, Inc., 1.375%, 2/1/19               $      57,969
                                                                                        -------------
                                            Total Consumer Durables & Apparel           $      57,969
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 0.8%
                                            Health Care Equipment -- 0.3%
         75,000                     B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)        $      85,688
-----------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.5%
        125,000                     A-/NR   WellPoint, Inc., 2.75%, 10/15/42 (144A)     $     149,062
                                                                                        -------------
                                            Total Health Care Equipment
                                            & Services                                  $     234,750
-----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.6%
                                            Semiconductor Equipment -- 0.3%
         75,000                 BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18          $      85,500
-----------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.3%
         85,000                     A-/NR   Intel Corp., 2.95%, 12/15/35                $      94,828
                                                                                        -------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                     $     180,328
-----------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $469,843)                             $     541,192
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 1.6%
                                            BANKS -- 0.5%
                                            Diversified Banks -- 0.3%
          4,000        6.00       A-/Baa1   US Bancorp, Floating Rate Note (Perpetual)  $     112,240
-----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.2%
            500        6.25         A-/NR   CoBank ACB, Floating Rate Note
                                            (Perpetual) (144A)                          $      53,750
                                                                                        -------------
                                            Total Banks                                 $     165,990
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 15

-----------------------------------------------------------------------------------------------------
                  Floating    S&P/Moody's
Shares            Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.7%
                                            Other Diversified Financial
                                            Services -- 0.7%
          6,527        7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                            Note, 10/30/40                              $     184,322
            850        8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                            Note, 2/15/40                                      23,282
                                                                                        -------------
                                                                                        $     207,604
                                                                                        -------------
                                            Total Diversified Financials                $     207,604
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.4%
                                            Property & Casualty
                                            Insurance -- 0.2%
          2,225        5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                            Note, 1/15/53                               $      59,185
-----------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.2%
         50,000        0.00         NR/NR   Altair RE, Floating Rate Note,
                                            4/30/16                                     $      50,240
                                                                                        -------------
                                            Total Insurance                             $     109,425
-----------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $441,575)                             $     483,019
-----------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED
                                            STOCK -- 0.6%
                                            BANKS -- 0.6%
                                            Diversified Banks -- 0.6%
            130                  BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)         $     171,568
-----------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE PREFERRED STOCK
                                            (Cost $136,282)                             $     171,568
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 3.9%
                                            MATERIALS -- 0.9%
                                            Diversified Metals & Mining -- 0.0%
         16,291                     NR/A1   BCMSC Trust 1998-A, 6.65%,
                                            4/15/28                                     $      16,909
-----------------------------------------------------------------------------------------------------
                                            Steel -- 0.6%
         42,209        0.60       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                            Note, 9/25/35                               $      41,109
         18,215                   NR/Baa1   Irwin Home Equity Loan Trust
                                            2005-1, 5.32%, 6/25/35 (Step)                      17,777

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Steel -- (continued)
          2,762        0.26        CCC/Ca   Morgan Stanley ABS Capital I, Inc.,
                                            Trust 2007-HE3, Floating Rate
                                            Note, 12/25/36                              $       1,520
          9,559        0.55       AAA/Aaa   New Century Home Equity Loan Trust
                                            Series 2005-1, Floating Rate
                                            Note, 3/25/35                                       9,302
         24,976        0.46       AA+/Aa3   Option One Mortgage Loan Trust
                                            2005-4 Asset-Backed Certificates
                                            Series 2005-4, Floating Rate
                                            Note, 11/25/35                                     24,540
         11,806        0.64        AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                            Rate Note, 8/25/35                                 11,519
         64,907                    AA-/A2   Terwin Mortgage Trust Series TMTS
                                            2005-16HE, 4.308%, 9/25/36 (Step)                  66,599
                                                                                        -------------
                                                                                        $     172,366
-----------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.3%
GBP      50,000        0.70       AAA/Aaa   Chester Asset Receivables Dealings
                                            2004-1 Plc, Floating Rate Note,
                                            4/15/16                                     $      77,527
                                                                                        -------------
                                            Total Materials                             $     266,802
-----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.5%
                                            Auto Parts & Equipment -- 0.4%
CAD      56,912                    AAA/NR   Ford Auto Securitization Trust Series
                                            2011-R1 Asset-Backed Notes,
                                            2.431%, 11/15/14 (144A)                     $      57,279
CAD      74,653                    NR/Aaa   Ford Auto Securitization Trust, 1.485%,
                                            12/15/14 (144A)                                    74,054
                                                                                        -------------
                                                                                        $     131,333
-----------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.1%
         30,000                      A/A1   Santander Drive Auto Receivables
                                            Trust 2012-1, 3.78%, 11/15/17               $      31,380
                                                                                        -------------
                                            Total Automobiles & Components              $     162,713
-----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Automotive Retail -- 0.1%
EURO     12,861        1.37       AAA/Aaa   E-CARAT SA, Floating Rate Note,
                                            10/18/18                                    $      16,941
                                                                                        -------------
                                            Total Retailing                             $      16,941
-----------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.2%
                                            Food Retail -- 0.2%
         50,000                   BBB-/NR   CKE Restaurant Holdings, Inc., 4.474%,
                                            3/20/43 (144A)                              $      52,989
                                                                                        -------------
                                            Total Food & Staples Retailing              $      52,989
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 17

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 1.3%
                                            Diversified Banks -- 0.0%
          5,478        0.29        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                            Securities 2007-2 Trust, Floating Rate
                                            Note, 4/25/37                               $       5,436
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 1.3%
         92,087                    NR/Ba3   Bear Stearns Asset Backed Securities
                                            Trust, 8.41%, 10/25/29 (Step)               $      90,958
         68,909                     BB/B2   Citicorp Residential Mortgage Trust
                                            Series 2006-1, 5.836%, 7/25/36 (Step)              68,661
         52,785                     B-/B1   Citicorp Residential Mortgage Trust
                                            Series 2006-3, 5.703%, 11/25/36 (Step)             52,662
         10,214        0.57        AA+/A2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 1/25/36                        10,177
         23,689        4.46       BB+/Ba1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 10/25/35                       23,776
         24,280        5.07        BB+/B2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 2/25/36                        24,593
          7,299        0.31      BBB-/Ba3   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 5/25/37                         7,278
         25,000                      A/NR   First Investors Auto Owner Trust 2013-1,
                                            2.02%, 1/15/19 (144A)                              25,058
          4,492        0.85          A/A2   GSAMP Trust 2005-HE2, Floating Rate
                                            Note, 3/25/35                                       4,401
          1,056        0.58       AA+/Aa1   GSAMP Trust 2005-WMC1, Floating
                                            Rate Note, 9/25/35                                  1,055
         15,633        5.91         AA/A3   Origen Manufactured Housing Contract
                                            Trust 2004-A, Floating Rate Note, 1/15/35          16,792
         50,000                      A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                            6/15/17 (144A)                                     50,788
         14,166                   A+/Baa2   Structured Asset Securities Corp.,
                                            4.77%, 10/25/34 (Step)                             14,474
                                                                                        -------------
                                                                                        $     390,673
                                                                                        -------------
                                            Total Banks                                 $     396,109
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.9%
                                            Other Diversified Financial Services -- 0.5%
         50,000                      A/A1   Capital Auto Receivables Asset
                                            Trust 2013-1, 1.74%, 10/22/18               $      50,246
        100,000                      A/NR   Springleaf Funding Trust 2013-A,
                                            2.58%, 9/15/21 (144A)                             100,000
                                                                                        -------------
                                                                                        $     150,246
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.4%
         98,125                 BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                            5.216%, 1/25/42 (144A)                      $     110,281
                                                                                        -------------
                                            Total Diversified Financials                $     260,527
-----------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $1,133,458)                           $   1,156,081
-----------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 15.0%
                                            BANKS -- 9.4%
                                            Thrifts & Mortgage Finance -- 9.4%
         12,162        0.65        CCC/NR   Alternative Loan Trust 2003-14T1,
                                            Floating Rate Note, 8/25/18                 $      11,416
        105,000                  BBB+/Ba3   Alternative Loan Trust 2004-12CB,
                                            5.0%, 7/25/19                                     109,387
         17,478                     B-/NR   Alternative Loan Trust 2004-14T2,
                                            5.5%, 8/25/34                                      17,294
          8,518                    CCC/B2   Alternative Loan Trust 2004-28CB,
                                            5.5%, 1/25/35                                       8,666
         28,755                   BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                            4.25%, 4/25/34                                     28,926
         17,064        0.65         NR/A1   Banc of America Alternative Loan
                                            Trust 2003-10, Floating Rate
                                            Note, 12/25/33                                     16,384
         24,882                   A+/Baa2   Banc of America Alternative Loan
                                            Trust 2003-2, 5.75%, 4/25/33                       26,995
         61,061                   NR/Baa2   Banc of America Alternative Loan
                                            Trust 2003-7, 5.5%, 9/25/33                        62,147
         26,422                     NR/B1   Banc of America Alternative Loan
                                            Trust 2004-10, 5.5%, 11/25/19                      26,759
         17,202                    NR/Ba2   Banc of America Alternative Loan
                                            Trust 2004-2, 6.0%, 3/25/34                        17,742
         18,281                    NR/Ba3   Banc of America Alternative Loan
                                            Trust 2004-6, 5.0%, 7/25/19                        18,654
         36,099                    CCC/NR   Banc of America Funding 2005-8
                                            Trust, 5.5%, 1/25/36                               36,326
         92,587                   NR/Caa2   Bayview Commercial Asset Trust,
                                            3.89%, 9/25/37 (Step) (144A)                        8,527
        143,193        4.70       NR/Caa2   Bayview Commercial Asset Trust,
                                            Floating Rate Note, 7/25/37 (144A)                  7,374
         17,351        4.79        A+/Ba1   CHL Mortgage Pass-Through Trust
                                            2003-56, Floating Rate Note, 12/25/33              17,352
        100,000        5.03        NR/Aaa   Citigroup Commercial Mortgage
                                            Trust 2005-EMG, Floating Rate Note,
                                            9/20/51 (144A)                                    101,173
         50,000        0.37        AA/Aaa   Citigroup Commercial Mortgage
                                            Trust 2007-FL3A, Floating Rate Note,
                                            4/15/22 (144A)                                     49,263

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 19

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         29,863                   NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                            6.75%, 8/25/34                              $      31,817
        100,000        4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                            Rate Note, 7/15/28 (144A)                         100,392
        100,000                    NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                            4.063%, 12/10/44                                  110,046
         50,000                   AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                            2.941%, 1/10/46                                    51,525
          3,125                    CCC/NR   First Horizon Mortgage Pass-Through
                                            Trust 2006-1, 6.0%, 5/25/36                         3,126
         25,000                    AA-/NR   GS Mortgage Securities Corp., II,
                                            3.682%, 2/10/46 (144A)                             25,915
        100,000        1.95         NR/A3   GS Mortgage Securities Corp., II,
                                            Floating Rate Note, 11/8/29 (144A)                100,404
         50,000                    NR/Aaa   GS Mortgage Securities Corp., II,
                                            3.377%, 5/10/45                                    53,744
         50,000                    NR/Aaa   GS Mortgage Securities Corp., II,
                                            5.56%, 11/10/39                                    56,890
         93,566        2.50         A+/NR   GSR Mortgage Loan Trust 2003-9,
                                            Floating Rate Note, 8/25/33                        94,380
        100,000        2.57          A/A2   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            10/15/25 (144A)                                   101,318
         48,158        0.56        NR/Ba1   JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2006-FL2, Floating Rate
                                            Note, 11/15/18 (144A)                              45,388
         35,000                    NR/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2011-C5, 4.171%,
                                            8/15/46                                            39,600
         13,744        4.86      AA+/Baa1   JP Morgan Mortgage Trust 2004-A1,
                                            Floating Rate Note, 2/25/34                        13,995
        150,132        2.80         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                            Floating Rate Note, 5/25/34                       151,530
         32,671        5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust
                                            2002-C4, Floating Rate Note,
                                            10/15/35 (144A)                                    32,626
          1,223        5.41       AAA/Aaa   Lehman Brothers Small Balance
                                            Commercial Mortgage Trust 2006-3,
                                            Floating Rate Note, 12/25/36 (144A)                 1,232
         25,000        1.30         A+/B1   MASTR Adjustable Rate Mortgages
                                            Trust 2004-11, Floating Rate
                                            Note, 11/25/34                                     22,177
          7,997                    BB+/NR   MASTR Alternative Loan Trust 2004-10,
                                            5.5%, 10/25/19                                      8,220
          3,687                    AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                            4.5%, 1/25/15                                       3,694

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         48,700                     B-/NR   MASTR Alternative Loan Trust 2004-6,
                                            6.0%, 7/25/34                               $      49,687
         18,870                     A+/NR   MASTR Alternative Loan Trust 2005-1,
                                            5.5%, 2/25/35                                      18,839
         60,770        6.60         A-/NR   MASTR Seasoned Securitization Trust
                                            2005-1, Floating Rate Note, 9/25/32                63,696
         18,352        0.66         A+/A3   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-A, Floating Rate
                                            Note, 4/25/29                                      17,920
         27,955        0.66       AA+/Ba3   Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2005-A, Floating Rate
                                            Note, 3/25/30                                      26,564
        100,000                     NR/NR   Morgan Stanley Re-REMIC Trust 2010-R9,
                                            5.0%, 11/26/36 (144A)                             106,185
GBP      95,807        0.91        AA+/NR   Paragon Secured Finance Plc, Floating
                                            Rate Note, 11/15/35                               144,668
          6,153                    BB+/B2   RAAC Series 2004-SP2 Trust, 6.0%,
                                            1/25/32                                             6,277
EURO     59,581        0.63        AAA/A1   Rams Mortgage Securities Pty, Ltd.,
                                            Floating Rate Note, 7/21/35                        76,106
AUD      47,665        3.75        AAA/A1   Rams Mortgage Securities Pty, Ltd.,
                                            Floating Rate Note, 7/21/35                        49,091
         31,761        1.60        B-/Ba1   RESI Finance LP, Floating Rate Note,
                                            9/10/35 (144A)                                     27,659
         13,119                     B-/NR   Residential Asset Securitization
                                            Trust 2004-A10, 5.5%, 2/25/35                      13,395
         28,343                      B/NR   Residential Asset Securitization
                                            Trust 2004-A9, 5.75%, 12/25/34                     28,995
         18,934                    CCC/NR   Residential Asset Securitization
                                            Trust 2005-A9, 5.5%, 7/25/35                       19,079
         71,383                    CCC/NR   RFMSI Series 2005-S6 Trust, 5.25%,
                                            8/25/35                                            73,384
         25,503        0.42      BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                            Floating Rate Note, 3/20/35                        23,738
         56,790        2.69       A+/Baa3   Structured Asset Securities Corp.,
                                            Mortgage Certificates Series 2003-31A,
                                            Floating Rate Note, 10/25/33                       57,784
         50,000                   AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36 (144A)          57,111
      5,178,003        0.14       AAA/Aaa   Wachovia Bank Commercial Mortgage Trust
                                            Series 2006-C26, Floating Rate
                                            Note, 6/15/45                                         601
         81,083        2.44       BBB+/NR   WaMu Mortgage Pass-Through Certificates,
                                            Floating Rate Note, 1/25/35                        81,295
         84,059                    NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                            3.349%, 11/15/43 (144A)                            90,407

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 21

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         17,826                   BB+/Ba2   Wells Fargo Mortgage Backed Securities
                                            2005-9 Trust, 5.5%, 10/25/35                $      18,179
         11,883                    AA+/A1   Wells Fargo Mortgage Backed Securities
                                            2006-16 Trust, 5.0%, 11/25/36                      12,298
         39,718                   NR/Caa1   Wells Fargo Mortgage Backed Securities
                                            2006-2 Trust, 5.75%, 3/25/36                       40,112
         50,000                    AA-/NR   WFDB Commercial Mortgage Trust,
                                            5.914%, 7/5/24 (144A)                              51,427
                                                                                        -------------
                                                                                        $   2,766,901
                                                                                        -------------
                                            Total Banks                                 $   2,766,901
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 3.5%
                                            Other Diversified Financial
                                            Services -- 1.9%
         12,192        3.00        AA+/NR   Banc of America Mortgage 2004-E Trust,
                                            Floating Rate Note, 6/25/34                 $      12,183
          8,330        5.07       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                            Floating Rate Note, 9/25/35                         8,335
         22,052                     A+/NR   Banc of America Mortgage Trust 2004-11,
                                            5.75%, 1/25/35                                     22,601
         15,054                     A+/NR   Banc of America Mortgage Trust 2004-9,
                                            5.5%, 11/25/34                                     15,702
          4,673                     NR/B1   Citicorp Mortgage Securities Trust Series
                                            2006-1, 5.0%, 2/25/36                               4,948
        100,000        5.58        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust, Floating
                                            Rate Note, 8/10/44 (144A)                         118,581
GBP      47,006        0.74        A+/Aaa   Epic Ayton Plc, Floating Rate Note,
                                            10/28/16                                           72,852
         27,187                   B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                            5.0%, 9/25/34                                      28,045
         19,290                    B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                            6.0%, 9/25/34                                      19,804
         23,327        0.75       NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                            Rate Note, 10/25/17                                22,086
         67,898                  BBB+/Ba1   RALI Series 2004-QS1 Trust, 4.25%,
                                            1/25/34                                            68,593
         12,031        0.75      BBB+/Ba1   RALI Series 2004-QS1 Trust, Floating
                                            Rate Note, 1/25/34                                 11,620
         35,285                     NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                            9/25/19                                            36,275
         11,557                     NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                            12/25/34                                           11,885
        119,523                   BBB+/NR   RALI Series 2004-QS4 Trust, 4.0%,
                                            3/25/34                                           121,791
                                                                                        -------------
                                                                                        $     575,301
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.6%
            600                    AAA/NR   COBALT CMBS Commercial Mortgage
                                            Trust 2006-C1, 5.174%, 8/15/48              $         601
CAD     250,000        4.74        NR/Aaa   Merrill Lynch Financial Assets, Inc.,
                                            Floating Rate Note, 1/12/40                       269,920
CAD      57,640        4.71       AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                            Floating Rate Note, 3/12/49                        60,793
EURO    100,000        1.46       AAA/Aaa   Permanent Master Issuer Plc, Floating
                                            Rate Note, 7/15/42                                133,934
                                                                                        -------------
                                                                                        $     465,248
                                                                                        -------------
                                            Total Diversified Financials                $   1,040,549
-----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.1%
                                            Mortgage REIT -- 1.1%
          6,929        1.55        AA+/A3   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            12/25/33                                    $       6,820
         50,000        6.45        D/Caa2   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            9/15/34 (144A)                                     23,854
         25,000        4.29         A-/NR   FREMF Mortgage Trust Class B, Floating
                                            Rate Note, 7/25/48 (144A)                          27,073
         25,000        4.35         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 1/25/46 (144A)                               27,132
         25,000        4.77         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 4/25/44 (144A)                               27,664
         50,000        4.89         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 7/25/44 (144A)                               56,074
        100,000        4.16       NR/Baa2   FREMF Mortgage Trust, Floating Rate
                                            Note, 9/25/44 (144A)                              104,043
         45,000        5.16         NR/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 9/25/45 (144A)                               51,376
                                                                                        -------------
                                                                                        $     324,036
                                                                                        -------------
                                            Total Real Estate                           $     324,036
-----------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 1.0%
         20,000                     NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29            $      22,249
         66,252                     NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35                   69,741
         27,548                     NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                  28,405
          1,849                     NR/NR   Freddie Mac REMICS, 5.5%, 2/15/33                   1,849
         50,000                     NR/NR   Government National Mortgage
                                            Association, 4.5%, 9/20/39                         56,821
         14,942                     NR/NR   Government National Mortgage
                                            Association, 5.25%, 8/16/35                        17,674
        647,366        0.56         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note, 11/16/51          24,817

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 23

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
        246,562        1.03         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note, 2/16/53    $      21,529
        295,211        1.10         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note, 8/16/52           23,002
        344,776        1.07         NR/NR   Government National Mortgage
                                            Association, Floating Rate Note, 9/16/52           31,699
                                                                                        -------------
                                                                                        $     297,786
                                                                                        -------------
                                            Total Government                            $     297,786
-----------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $4,306,810)                           $   4,429,272
-----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 33.2%
                                            ENERGY -- 4.0%
                                            Oil & Gas Drilling -- 0.1%
         25,000                 BBB+/Baa1   Pride International, Inc., 6.875%, 8/15/20  $      31,773
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.2%
         25,000                 BBB-/Baa2   Weatherford International, Ltd.,
                                            Bermuda, 5.95%, 4/15/42                     $      27,365
         25,000                 BBB-/Baa2   Weatherford International, Ltd.,
                                            Bermuda, 9.625%, 3/1/19                            33,057
                                                                                        -------------
                                                                                        $      60,422
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- 1.6%
         50,000                     B-/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18   $      55,375
         50,000                      B/B2   EP Energy LLC, 9.375%, 5/1/20                      58,250
         90,000                      B/B2   Linn Energy LLC, 6.25%, 11/1/19 (144A)             94,050
         51,000                      B/B2   Linn Energy LLC, 8.625%, 4/15/20                   56,992
         23,000                  BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                  27,484
         70,000                      B/B1   Plains Exploration & Production Co.,
                                            6.75%, 2/1/22                                      79,100
        100,000                    BB/Ba3   Range Resources Corp., 5.0%,
                                            3/15/23 (144A)                                    106,500
                                                                                        -------------
                                                                                        $     477,751
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.4%
         40,000                      A/A2   Motiva Enterprises LLC, 5.75%,
                                            1/15/20 (144A)                              $      48,508
         25,000                  BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                            4/15/18                                            30,255
         21,000                  BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19               28,862
                                                                                        -------------
                                                                                        $     107,625
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.2%
         25,000                 BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18         $      28,462
         25,000                  BBB/Baa2   DCP Midstream LLC, 9.75%,
                                            3/15/19 (144A)                                     33,020
         65,000        7.00     BBB-/Baa2   Enterprise Products Operating LLC,
                                            Floating Rate Note, 6/1/67                         70,200
         70,000                  BBB/Baa2   Kinder Morgan Energy Partners LP,
                                            4.15%, 3/1/22                                      76,285
         10,000                  BBB/Baa2   Kinder Morgan Energy Partners LP,
                                            5.95%, 2/15/18                                     12,006
         25,000                  BBB/Baa2   Plains All American Pipeline LP,
                                            6.125%, 1/15/17                                    29,345
         10,000                      A/A3   Questar Pipeline Co., 5.83%, 2/1/18                11,687
         10,000                  BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                            7/15/18                                            11,778
         60,000                 BBB-/Baa3   Sunoco Logistics Partners Operations
                                            LP 6.1%, 2/15/42                                   69,988
         13,000                 BBB-/Baa3   The Williams Companies, Inc.,
                                            7.75%, 6/15/31                                     16,586
                                                                                        -------------
                                                                                        $     359,357
-----------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.5%
         45,000                     B+/B2   Alpha Natural Resources, Inc.,
                                            6.0%, 6/1/19                                $      42,075
         25,000                    BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                            3/13/17 (144A)                                     24,812
         75,000                     B-/B2   Penn Virginia Resource Partners  LP,
                                            8.375%, 6/1/20                                     81,094
                                                                                        -------------
                                                                                        $     147,981
                                                                                        -------------
                                            Total Energy                                $   1,184,909
-----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.9%
                                            Diversified Chemicals -- 0.1%
         20,000                  BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42          $      21,740
-----------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.6%
        150,000                      B/NR   Cemex SAB de CV, 5.875%,
                                            3/25/19 (144A)                              $     152,625
         30,000                  BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                            6.0%, 12/30/19 (144A)                              35,240
                                                                                        -------------
                                                                                        $     187,865
-----------------------------------------------------------------------------------------------------
                                            Aluminum -- 0.1%
         25,000                 BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                 $      27,252
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 25

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.4%
         50,000                 BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                            5.125%, 8/1/22                              $      50,362
         35,000                 BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                            5.375%, 4/15/20                                    36,692
         45,000                  BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                            Inc., 3.875%, 3/15/23 (144A)                       45,359
                                                                                        -------------
                                                                                        $     132,413
-----------------------------------------------------------------------------------------------------
                                            Gold -- 0.1%
         35,000                 BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23               $      35,302
-----------------------------------------------------------------------------------------------------
                                            Steel -- 0.6%
         30,000                   BB+/Ba1   ArcelorMittal SA, 6.125%, 6/1/18            $      32,862
         25,000                   BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18              27,625
        100,000                     NR/B3   Metinvest BV, 10.25%, 5/20/15 (144A)              106,750
                                                                                        -------------
                                                                                        $     167,237
                                                                                        -------------
                                            Total Materials                             $     571,809
-----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 1.5%
                                            Aerospace & Defense -- 0.2%
         50,000                    BB/Ba2   Bombardier, Inc., 4.25%, 1/15/16 (144A)     $      52,188
-----------------------------------------------------------------------------------------------------
                                            Building Products -- 0.4%
         25,000                  BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                 $      28,295
         85,000                  BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                       99,003
                                                                                        -------------
                                                                                        $     127,298
-----------------------------------------------------------------------------------------------------
                                            Electrical Components &
                                            Equipment -- 0.1%
         25,000                      B/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17      $      25,875
-----------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks -- 0.3%
         60,000                      A/A3   Cummins, Inc., 5.65%, 3/1/98                $      63,650
         10,000                      A/A3   Cummins, Inc., 6.75%, 2/15/27                      12,738
                                                                                        -------------
                                                                                        $      76,388
-----------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.1%
         15,000                 BBB+/Baa1   Ingersoll-Rand Global Holding Co.,
                                            Ltd., 9.5%, 4/15/14                         $      16,201
         20,000                 BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                            4/20/20                                            23,867
                                                                                        -------------
                                                                                        $      40,068
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.4%
         55,000                    BB+/NR   Aviation Capital Group Corp., 6.75%,
                                            4/6/21 (144A)                               $      61,407
         40,000                  BBB/Baa2   GATX Corp., 6.0%, 2/15/18                          46,414
                                                                                        -------------
                                                                                        $     107,821
                                                                                        -------------
                                            Total Capital Goods                         $     429,638
-----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 1.1%
                                            Air Freight & Logistics -- 0.3%
         75,000                     CC/B3   CEVA Group Plc, 8.375%, 12/1/17 (144A)      $      74,812
-----------------------------------------------------------------------------------------------------
                                            Airlines -- 0.7%
        100,000                   NR/Baa3   Air Canada 2013-1 Class A Pass Through
                                            Trust, 4.125%, 5/15/25 (144A)               $     102,000
         13,040                   A-/Baa2   Delta Air Lines 2010-2 Class A Pass
                                            Through Trust, 4.95%, 5/23/19                      14,311
        100,000                   BBB/Ba1   US Airways 2013-1 Class A Pass Through
                                            Trust, 3.95%, 11/15/25                            100,500
                                                                                        -------------
                                                                                        $     216,811
-----------------------------------------------------------------------------------------------------
                                            Railroads -- 0.1%
         25,000                   BBB+/A3   Burlington Northern Santa Fe LLC,
                                            5.75%, 3/15/18                              $      30,062
                                                                                        -------------
                                            Total Transportation                        $     321,685
-----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.7%
                                            Auto Parts & Equipment -- 0.4%
        100,000                     B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                            4/15/16 (144A)                              $     103,000
         12,000                     B+/B1   Tower Automotive Holdings USA LLC,
                                            10.625%, 9/1/17 (144A)                             12,765
                                                                                        -------------
                                                                                        $     115,765
-----------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.3%
AUD     100,000                      A/A2   BMW Australia Finance, Ltd.,
                                            6.5%, 2/28/14                               $     106,040
                                                                                        -------------
                                            Total Automobiles & Components              $     221,805
-----------------------------------------------------------------------------------------------------
                                            Consumer Durables & Apparel -- 0.1%
                                            Home Furnishings -- 0.1%
         25,000                  BBB-/Ba1   Mohawk Industries, Inc., 3.85%, 2/1/23      $      26,102
                                                                                        -------------
                                            Total Consumer Durables & Apparel           $      26,102
-----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.7%
                                            Casinos & Gaming -- 0.1%
         25,000                  BBB/Baa2   International Game Technology Co.,
                                            7.5%, 6/15/19                               $      29,993
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 27

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Education Services -- 0.6%
         25,000                    NR/Aa2   Bowdoin College, 4.693%, 7/1/12             $      23,941
         25,000                   AAA/Aaa   Massachusetts Institute of Technology,
                                            5.6%, 7/1/11                                       35,106
         75,000                   AA-/Aa2   Tufts University, 5.017%, 4/15/12                  84,394
         37,000                   AAA/Aaa   Yale University, 2.9%, 10/15/14                    38,396
                                                                                        -------------
                                                                                        $     181,837
                                                                                        -------------
                                            Total Consumer Services                     $     211,830
-----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Broadcasting -- 0.2%
         50,000                     B-/B3   Telesat Canada, Inc. 12.5%, 11/1/17         $      53,188
-----------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.1%
         25,000                 BBB+/Baa1   British Sky Broadcasting Group Plc,
                                            6.1%, 2/15/18 (144A)                        $      29,834
         10,000                  BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19             13,123
          5,000                  BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19             6,685
                                                                                        -------------
                                                                                        $      49,642
                                                                                        -------------
                                            Total Media                                 $     102,830
-----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.2%
                                            Internet Retail -- 0.2%
         50,000                  BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20               $      56,020
                                                                                        -------------
                                            Total Retailing                             $      56,020
-----------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.1%
                                            Drug Retail -- 0.1%
         14,186                 BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                            1/10/33 (144A)                              $      16,882
                                                                                        -------------
                                            Total Food & Staples Retailing              $      16,882
-----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.3%
                                            Brewers -- 0.1%
         20,000                      A/A3   Anheuser-Busch InBev Worldwide,
                                            Inc., 7.75%, 1/15/19                        $      26,383
-----------------------------------------------------------------------------------------------------
                                            Agricultural Products -- 0.2%
         50,000                  BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)         $      54,549
-----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 1.0%
         70,000                  BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22       $      74,632
         45,000                 BBB-/Baa2   Mondelez International, Inc., 6.5%, 2/9/40         60,806
        150,000                     B+/B1   Post Holdings, Inc., 7.375%, 2/15/22              166,500
                                                                                        -------------
                                                                                        $     301,938
                                                                                        -------------
                                            Total Food, Beverage & Tobacco              $     382,870
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 0.8%
                                            Health Care Equipment -- 0.3%
        100,000                     BB/B2   Hologic, Inc., 6.25%, 8/1/20                $     108,000
-----------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.2%
         50,000                   AA-/Aa3   Catholic Health Initiatives, 4.35%,
                                            11/1/42                                     $      51,074
-----------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.3%
         75,000                     B-/B3   MedAssets, Inc., 8.0%, 11/15/18             $      82,688
                                                                                        -------------
                                            Total Health Care Equipment
                                            & Services                                  $     241,762
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 6.3%
                                            Diversified Banks -- 5.0%
NOK     250,000                   AAA/Aaa   Asian Development Bank, Ltd.,
                                            3.375%, 5/20/14                             $      44,078
EURO     50,000                    NR/Aaa   AXA Bank Europe SCF, 3.5%, 11/5/20                 75,261
AUD     100,000                   AA-/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA Australia,
                                            6.0%, 10/29/15                                    108,796
         75,000                   AA-/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA
                                            Netherlands, 3.875%, 2/8/22                        81,457
TRY      40,000                   AA-/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA
                                            Netherlands, 3/3/15                                20,275
EURO     50,000                    NR/Aaa   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA
                                            Netherlands, 6.875%, 3/19/20                       74,428
IDR 850,000,000                    NR/Aaa   Inter-American Development Bank,
                                            Ltd., 4.5%, 2/4/16                                 88,499
AUD      50,000                   AAA/Aaa   Inter-American Development Bank,
                                            Ltd., 6.5%, 8/20/19                                59,801
NOK   1,500,000                   AAA/Aaa   International Bank for Reconstruction
                                            & Development, Ltd., 3.25%, 4/14/14               263,575
AUD     185,000                   AAA/Aaa   International Bank for Reconstruction
                                            & Development, Ltd., 5.75%, 10/21/19              213,649
BRL     400,000                   AAA/Aaa   International Finance Corp., 5.0%,
                                            12/21/15                                          194,838
BRL     200,000                     NR/NR   International Finance Corp., 7.45%,
                                            8/14/14                                           100,170
        100,000                 BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                            2/24/21 (144A)                                    108,836
         50,000        4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate
                                            Note, 12/13/27 (144A)                              49,500
                                                                                        -------------
                                                                                        $   1,483,163
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 29

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 1.1%
         25,000                      A/A1   Mellon Funding Corp., 5.5%, 11/15/18        $      29,550
         75,000                  BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                80,516
         65,000        8.25      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                            Floating Rate Note, 5/29/49 (Perpetual)            65,131
        115,000        6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                            Floating Rate Note, 7/29/49 (Perpetual)           132,077
         20,000                     A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                   23,961
                                                                                        -------------
                                                                                        $     331,235
-----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.2%
         50,000                 BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17      $      53,687
                                                                                        -------------
                                            Total Banks                                 $   1,868,085
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 4.8%
                                            Other Diversified Financial
                                            Services -- 1.8%
         25,000                     A-/NR   Carlyle Holdings Finance LLC,
                                            3.875%, 2/1/23 (144A)                       $      26,072
TRY      65,000                   AAA/Aaa   European Investment Bank, Ltd.,
                                            0.0%, 3/2/15 (c)                                   33,426
        100,000        7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                            Rate Note, 12/29/49 (Perpetual)                   117,064
NZD     100,000                      A/A2   JPMorgan Chase & Co., 4.25%, 11/2/18               85,202
         25,000                      A/A2   JPMorgan Chase & Co., 6.0%, 1/15/18                29,801
        100,000        7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                            Note (Perpetual)                                  116,466
        100,000                     A-/NR   KKR Group Finance Co., II LLC, 5.5%,
                                            2/1/43 (144A)                                      99,526
         25,000                     NR/NR   Unison Ground Lease Funding LLC,
                                            2.981%, 3/15/20 (144A)                             25,037
                                                                                        -------------
                                                                                        $     532,594
-----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.3%
         91,000                   BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                            10/15/19 (144A)                             $      94,937
         10,000                     A+/A1   National Rural Utilities Cooperative
                                            Finance Corp., 5.45%, 2/1/18                       11,920
                                                                                        -------------
                                                                                        $     106,857
-----------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.3%
         35,000                     A+/A1   American Honda Finance Corp., 6.7%,
                                            10/1/13 (144A)                              $      35,885
         25,000                      A/A2   Caterpillar Financial Services Corp.,
                                            7.05%, 10/1/18                                     32,098
         30,000                 CCC+/Caa1   Springleaf Finance Corp., 6.9%, 12/15/17           31,219
                                                                                        -------------
                                                                                        $      99,202
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Asset Management & Custody
                                            Banks -- 0.3%
         25,000                     A-/A3   Eaton Vance Corp., 6.5%, 10/2/17            $      30,131
         50,000                    BBB/NR   Prospect Capital Corp., 5.875%, 3/15/23            50,182
                                                                                        -------------
                                                                                        $      80,313
-----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 2.1%
        110,000        4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                            Rate Note, 6/1/43                           $      93,830
         35,000                  BBB/Baa3   Jefferies Group LLC, 5.125%, 4/13/18               38,773
         50,000                  BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21               59,666
         25,000                  BBB/Baa3   Jefferies Group LLC, 8.5%, 7/15/19                 31,739
         10,000                    BBB/A3   Macquarie Group, Ltd., 6.0%,
                                            1/14/20 (144A)                                     11,169
        100,000                 BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38         135,434
         50,000                 BBB+/Baa2   Morgan Stanley Co., 4.875%, 11/1/22                53,899
         10,000                   A-/Baa1   Morgan Stanley Co., 5.5%, 1/26/20                  11,635
         45,000                   A-/Baa1   Morgan Stanley Co., 6.625%, 4/1/18                 53,947
         25,000                  BBB/Baa2   Raymond James Financial, Inc.,
                                            4.25%, 4/15/16                                     26,643
         90,000                   NR/Baa3   Scottrade Financial Services, Inc.,
                                            6.125%, 7/11/21 (144A)                             93,510
                                                                                        -------------
                                                                                        $     610,245
                                                                                        -------------
                                            Total Diversified Financials                $   1,429,211
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 3.3%
                                            Life & Health Insurance -- 1.1%
         35,000                    BBB/WR   Delphi Financial Group, Inc., 7.875%,
                                            1/31/20                                     $      43,705
         15,000                   A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19              20,437
         25,000        6.05       BBB/Ba1   Lincoln National Corp., Floating Rate
                                            Note, 4/20/67                                      25,312
         35,000                  BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                      55,650
         45,000                   A-/Baa2   Protective Life Corp., 7.375%, 10/15/19            56,533
        100,000        5.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                            Rate Note, 9/15/42                                108,062
         25,000        5.88         NR/NR   Wilton Re Finance LLC, Floating Rate
                                            Note, 3/30/33 (144A)                               25,659
                                                                                        -------------
                                                                                        $     335,358
-----------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.4%
         60,000                    BBB/A3   AXA SA, 8.6%, 12/15/30                      $      77,343
         40,000                 BBB-/Baa3   Genworth Holdings, Inc., 7.2%, 2/15/21             48,295
                                                                                        -------------
                                                                                        $     125,638
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 31

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 1.3%
         20,000                 BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                            11/9/22                                     $      21,161
         95,000        7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                            Rate Note, 5/29/49 (Perpetual) (144A)             100,554
        110,000        6.50      BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                            5/15/57                                           122,870
         50,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.5%, 3/1/20                                       59,360
         50,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.625%, 10/15/25                                   62,452
                                                                                        -------------
                                                                                        $     366,397
-----------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.5%
         50,000                    BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                            10/15/22                                    $      52,230
         40,000                    BBB/NR   Platinum Underwriters Finance, Inc.,
                                            7.5%, 6/1/17                                       46,313
         35,000        6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                            Floating Rate Note, 12/15/65                       35,612
                                                                                        -------------
                                                                                        $     134,155
                                                                                        -------------
                                            Total Insurance                             $     961,548
-----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.3%
                                            Diversified REIT -- 0.1%
         20,000                  BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15      $      21,333
         10,000                  BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20            11,693
                                                                                        -------------
                                                                                        $      33,026
-----------------------------------------------------------------------------------------------------
                                            Office REIT -- 0.4%
         40,000                 BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                            4.6%, 4/1/22                                $      44,128
         35,000                 BBB-/Baa3   Highwoods Realty LP, 3.625%, 1/15/23               35,110
         25,000                  BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14               25,751
                                                                                        -------------
                                                                                        $     104,989
-----------------------------------------------------------------------------------------------------
                                            Retail REIT -- 0.1%
         35,000                 BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                     $      42,019
-----------------------------------------------------------------------------------------------------
                                            Specialized REIT -- 0.6%
         10,000                  BBB/Baa2   Health Care Real Estate Investment
                                            Trust, Inc., 6.2%, 6/1/16                   $      11,471
         25,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                            1/17/17                                            28,845
         40,000                 BBB-/Baa2   Hospitality Properties Trust, 5.0%, 8/15/22        43,445
         25,000                 BBB-/Baa2   Hospitality Properties Trust,
                                            7.875%, 8/15/14                                    26,264

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Specialized REIT -- (continued)
         45,000                 BBB-/Baa3   Senior Housing Properties Trust,
                                            6.75%, 4/15/20                              $      52,320
                                                                                        -------------
                                                                                        $     162,345
-----------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Activities -- 0.1%
         35,000                     A-/A2   WEA Finance LLC, 7.125%,
                                            4/15/18 (144A)                              $      43,510
                                                                                        -------------
                                            Total Real Estate                           $     385,889
-----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.1%
                                            Semiconductor Equipment -- 0.1%
         25,000                  BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18              $      30,098
                                                                                        -------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                     $      30,098
-----------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 2.3%
                                            Integrated Telecommunication
                                            Services -- 1.2%
CHF      40,000                 BBB+/Baa1   Deutsche Telekom AG, 3.75%, 4/22/14         $      44,481
         30,000                   BB-/Ba2   Frontier Communications Corp.,
                                            8.5%, 4/15/20                                      34,500
         45,000                     NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                            6/15/16 (144A)                                     47,840
         45,000                     NR/A2   GTP Towers Issuer LLC, 4.436%,
                                            2/15/15 (144A)                                     47,003
         20,000                      A/A2   Qtel International Finance, Ltd., 6.5%,
                                            6/10/14 (144A)                                     21,150
EURO     50,000                  BBB/Baa2   Telefonica Emisiones SAU, 5.496%, 4/1/16           73,090
         75,000                  BBB/Baa2   Telefonica Emisiones SAU, 6.221%, 7/3/17           85,566
                                                                                        -------------
                                                                                        $     353,630
-----------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 1.1%
         35,000                    B+/Ba2   Cricket Communications, Inc.,
                                            7.75%, 5/15/16                              $      36,400
         30,000                     NR/A2   Crown Castle Towers LLC, 4.883%,
                                            8/15/20 (144A)                                     34,624
         75,000                     B/Ba3   MetroPCS Wireless, Inc., 6.625%, 11/15/20          81,188
RUB   5,000,000                    BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                            2/13/18 (144A)                                    168,248
                                                                                        -------------
                                                                                        $     320,460
                                                                                        -------------
                                            Total Telecommunication Services            $     674,090
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 33

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 1.3%
                                            Electric Utilities -- 1.1%
         10,000                     A-/A3   Commonwealth Edison Co.,
                                            6.15%, 9/15/17                              $      12,096
         25,000                  BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                            7/15/18                                            30,765
        100,000        5.25       BBB+/A3   Electricite de France SA, Floating Rate
                                            Note, 1/29/49 (Perpetual) (144A)                  100,587
         10,000        6.70       BB+/Ba1   PPL Capital Funding, Inc., Floating
                                            Rate Note, 3/30/67                                 10,625
         70,000                  BBB/Baa3   Public Service Co. of New Mexico,
                                            7.95%, 5/15/18                                     87,493
         50,000        6.25     BBB-/Baa2   Southern California Edison Co., Floating
                                            Rate Note, 8/1/49 (Perpetual)                      55,804
         10,000                   BBB+/A3   West Penn Power Co., 5.95%,
                                            12/15/17 (144A)                                    11,768
                                                                                        -------------
                                                                                        $     309,138
-----------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.1%
         25,000                 BBB+/Baa1   New York State Electric & Gas Corp.,
                                            6.15%, 12/15/17 (144A)                      $      28,166
-----------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders -- 0.1%
         36,457                 BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                            7/31/29 (144A)                              $      37,587
                                                                                        -------------
                                            Total Utilities                             $     374,891
-----------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 1.1%
        200,000                    BBB/NR   Brazil Minas SPE via State of Minas
                                            Gerais, 5.333%, 2/15/28 (144A)              $     226,400
TRY      50,000                    AAA/NR   European Bank for Reconstruction &
                                            Development, 0.5%, 2/26/15                         25,786
GBP      50,000                    AAA/NR   European Bank for Reconstruction &
                                            Development, 1.875%, 12/10/13                      78,309
                                                                                        -------------
                                                                                        $     330,495
                                                                                        -------------
                                            Total Government                            $     330,495
-----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $8,907,238)                           $   9,822,449
-----------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS -- 4.1%
        260,911                   AAA/Aaa   Fannie Mae, 3.5%, 9/1/42                    $     279,399
         46,180                   AAA/Aaa   Fannie Mae, 4.5%, 4/1/41                           49,863
         48,665                   AAA/Aaa   Fannie Mae, 5.0%, 6/1/40                           53,425
        250,150                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            5.0%, 9/1/38-10/1/38                              268,545

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
         78,619                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.0%, 8/1/37                                $      87,412
        187,431                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.5%, 1/1/38-4/1/38                               213,647
        106,774                   AAA/Aaa   Government National Mortgage
                                            Association II, 4.5%, 9/20/41                     118,221
         60,000                   AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                 78,975
         60,000                   AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39                 79,650
                                                                                        -------------
                                                                                        $   1,229,137
-----------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS
                                            (Cost $1,152,686)                           $   1,229,137
-----------------------------------------------------------------------------------------------------
                                            FOREIGN GOVERNMENT
                                            BONDS -- 34.9%
AUD     100,000                    NR/Aaa   Australia Government Bond,
                                            5.75%, 5/15/21                              $     123,745
AUD     200,000                    NR/Aaa   Australia Government Bond, 6.5%,
                                            5/15/13                                           207,506
EURO     50,000                   AA+/Aaa   Austria Government Bond, 4.15%,
                                            3/15/37 (144A)                                     87,238
EURO     50,000                   AA+/Aaa   Austria Government Bond, 4.35%,
                                            3/15/19 (144A)                                     79,266
EURO     25,000                    NR/Aa3   Belgium Government Bond, 5.5%, 3/28/28             45,551
EURO    100,000                    NR/Aaa   Bundesrepublik Deutschland, 3.25%,
                                            1/4/20                                            154,503
EURO    125,000                    NR/Aaa   Bundesrepublik Deutschland, 6.5%,
                                            7/4/27                                            265,385
CAD      10,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.35%,
                                            12/15/20 (144A)                                    10,958
CAD     100,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.8%,
                                            6/15/21 (144A)                                    113,000
        200,000                   BB+/Ba1   Croatia Government International Bond,
                                            5.5%, 4/4/23 (144A)                               212,430
CZK     500,000                     AA/A1   Czech Republic Government Bond,
                                            3.7%, 6/16/13                                      25,606
DKK     250,000                   AAA/Aaa   Denmark Government Bond, 4.5%,
                                            11/15/39                                           67,096
COP 124,000,000                    NR/Ba1   Empresa de Telecomunicaciones
                                            de Bogota, 7.0%, 1/17/23 (144A)                    72,037
EURO    300,000                   AAA/Aaa   Finland Government Bond, 4.375%, 7/4/19           480,665
GHS      10,000                     NR/NR   Ghana Government Bond, 16.9%, 3/7/16                4,908
GHS     380,000                     NR/NR   Ghana Government Bond, 21.0%, 10/26/15            202,115
IDR 200,000,000                    BB+/NR   Indonesia Recapitalization Bond,
                                            14.25%, 6/15/13                                    20,834

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 35

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                              Foreign Government Bonds -- (continued)
IDR   100,000,000                    BB+/NR   Indonesia Recapitalization Bond,
                                              14.275%, 12/15/13                           $       10,922
IDR   222,000,000                   NR/Baa3   Indonesia Treasury Bond, 6.125%,
                                              5/15/28                                             22,840
IDR   200,000,000                   NR/Baa3   Indonesia Treasury Bond, 7.0%, 5/15/27              22,232
IDR 5,000,000,000                   NR/Baa3   Indonesia Treasury Bond, 7.375%,
                                              9/15/16                                            557,517
IDR 1,210,000,000                   NR/Baa3   Indonesia Treasury Bond, 8.25%, 6/15/32            149,237
IDR    25,000,000                   NR/Baa3   Indonesia Treasury Bond, 9.0%, 9/15/13               2,617
EURO       90,000                  BBB+/Ba1   Ireland Government Bond, 4.5%, 4/18/20             128,400
EURO       35,000                  BBB+/Ba1   Ireland Government Bond, 5.0%,
                                              10/18/20                                            51,418
EURO       75,000                   NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                              2.25%, 11/1/13                                      99,534
EURO       50,000                   NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                              3.75%, 8/1/16                                       69,303
EURO      100,000                   NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                              4.75%, 8/1/23                                      141,356
EURO       25,000                   NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                              6.5%, 11/1/27                                       40,531
JPY    46,500,000                    NR/Aa3   Japan Government Ten Year Bond,
                                              1.0%, 12/20/21                                     495,698
JPY    30,000,000                    NR/Aa3   Japan Government Ten Year Bond,
                                              1.7%, 9/20/16                                      323,320
JPY     5,000,000                    NR/Aa3   Japan Government Thirty Year Bond,
                                              2.3%, 12/20/36                                      58,966
JPY    27,000,000                    NR/Aa3   Japan Government Twenty Year Bond,
                                              1.5%, 3/20/19                                      296,126
MYR       885,000                     NR/NR   Malaysia Government Bond, 3.418%,
                                              8/15/22                                            291,224
MXN     1,290,000                   A-/Baa1   Mexican Bonos, 6.5%, 6/9/22                        122,192
MXN       100,000                   A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                         10,518
MXN       250,000                   A-/Baa1   Mexican Bonos, 9.5%, 12/18/14                       22,388
MXN     2,386,181                   A-/Baa1   Mexican Udibonos, 2.0%, 6/9/22                     212,614
MXN     1,988,484                   A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17                   183,527
EURO      150,000                    NR/Aaa   Netherlands Government Bond, 4.0%,
                                              7/15/16 (144A)                                     220,877
EURO       91,000                    NR/Aaa   Netherlands Government Bond, 5.5%,
                                              1/15/28 (144A)                                     173,394
NGN    19,000,000                     NR/NR   Nigeria Government Bond, 16.0%,
                                              6/29/19                                            140,323
NGN     7,000,000                     NR/NR   Nigeria Treasury Bill, 2/6/14                       40,780
NGN    15,000,000                     NR/NR   Nigeria Treasury Bill, 3/6/14                       86,670
NGN    25,000,000                     NR/NR   Nigeria Treasury Bill, 4/10/14                     143,312
NGN    15,000,000                     NR/NR   Nigeria Treasury Bill, 4/24/14                      84,707

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                              Foreign Government Bonds -- (continued)
NOK       365,000                   AAA/Aaa   Norway Government Bond, 4.25%,
                                              5/19/17                                     $       70,611
NOK       240,000                   AAA/Aaa   Norway Government Bond, 4.5%,
                                              5/22/19                                             48,734
NOK       875,000                   AAA/Aaa   Norway Government Bond, 5.0%,
                                              5/15/15                                            163,133
PHP     6,480,000                    NR/Ba1   Philippine Government Bond, 5.875%,
                                              3/1/32                                             200,630
PHP     3,570,000                    NR/Ba1   Philippine Government Bond, 7.625%,
                                              9/29/36                                            137,062
PHP       800,000                    NR/Ba1   Philippine Government Bond, 8.0%,
                                              7/19/31                                             30,195
PLN     1,400,000                      A/A2   Poland Government Bond, 5.25%,
                                              10/25/17                                           489,615
NZD       250,000                   AA-/Aa2   Province of Ontario Canada, 6.25%,
                                              6/16/15                                            227,245
AUD       100,000                   AA+/Aa1   Queensland Treasury Corp., 5.75%,
                                              7/22/24                                            116,257
AUD       120,000                   AA+/Aa1   Queensland Treasury Corp., 6.0%,
                                              7/21/22                                            141,805
RON       770,000                     NR/NR   Romania Government Bond, 5.85%,
                                              4/26/23                                            244,190
RON       200,000                     NR/NR   Romania Government Bond, 5.9%,
                                              7/26/17                                             63,000
RUB     4,200,000                 BBB+/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                              3/15/18                                            143,861
RUB     9,000,000                 BBB+/Baa1   Russian Federal Bond -- OFZ, 8.15%,
                                              2/3/27                                             327,523
          200,000                  BBB/Baa1   Russian Foreign Bond -- Eurobond,
                                              4.5%, 4/4/22 (144A)                                224,300
          200,000                      B/NR   Rwanda International Government
                                              Bond, 6.625%, 5/2/23 (144A)                        195,720
ZAR       500,000                   NR/Baa1   South Africa Government Bond,
                                              6.75%, 3/31/21                                      58,158
ZAR       250,000                   A-/Baa1   South Africa Government Bond,
                                              7.5%, 1/15/14                                       28,308
ZAR       300,000                   A-/Baa1   South Africa Government Bond,
                                              8.0%, 12/21/18                                      36,947
EURO      100,000                 BBB-/Baa3   Spain Government Bond, 4.1%,
                                              7/30/18                                            138,593
TRY       230,000                     NR/NR   Turkey Government Bond, 10.5%,
                                              1/15/20                                            159,468
          200,000                      B/B3   Ukraine Government International
                                              Bond, 7.5%, 4/17/23 (144A)                         193,000

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 37

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                              Foreign Government Bonds -- (continued)
GBP        50,000                    NR/Aa1   United Kingdom Gilt, 4.0%, 9/7/16           $       87,046
GBP        60,000                    NR/Aa1   United Kingdom Gilt, 4.25%, 12/7/27                115,945
GBP        70,000                    NR/Aa1   United Kingdom Gilt, 4.25%, 9/7/39                 134,376
GBP        75,000                    NR/Aa1   United Kingdom Gilt, 8.75%, 8/25/17                157,332
                                                                                          --------------
                                                                                          $   10,308,440
--------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $9,938,938)                           $   10,308,440
--------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 3.5%
                                              Municipal Airport -- 0.1%
           20,000                  BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                              1/15/17                                     $       22,652
--------------------------------------------------------------------------------------------------------
                                              Municipal Development -- 0.2%
           50,000                   AA-/Aa3   California Statewide Communities
                                              Development Authority, 6.0%, 8/15/42        $       60,989
--------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.3%
           70,000                     AA/A2   JobsOhio Beverage System,
                                              3.985%, 1/1/29                              $       73,048
           20,000                     AA/A2   JobsOhio Beverage System,
                                              4.532%, 1/1/35                                      21,349
                                                                                          --------------
                                                                                          $       94,397
--------------------------------------------------------------------------------------------------------
                                              Higher Municipal Education -- 1.9%
           25,000                     A+/NR   Baylor University, 4.313%, 3/1/42           $       26,265
           50,000                   AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/40                    57,384
           25,000                   AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/42                    27,735
           50,000                   AAA/Aaa   Houston Higher Education Finance
                                              Corp., 4.5%, 11/15/37                               54,022
           25,000                    AA/Aa1   Illinois Finance Authority, 5.0%,
                                              10/1/51                                             27,771
           70,000                   AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 11/15/36                83,531
           25,000                   AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 7/1/32                  35,560
           10,000                   AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 7/1/36                  11,802
           30,000                   AAA/Aaa   Missouri State Health & Educational
                                              Facilities Authority, 5.0%, 11/15/39                35,513
           50,000                    AA/Aa1   New York State Dormitory Authority
                                              Series A, 5.0%, 7/1/40                              57,554

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                              Higher Municipal Education -- (continued)
           50,000                   AAA/Aaa   New York State Dormitory Authority,
                                              5.0%, 7/1/38                                $       57,650
           20,000                   AAA/Aaa   Permanent University Fund, 5.0%, 7/1/30             24,743
           50,000                    AA/Aa1   University of California, 3.38%, 5/15/28            52,162
                                                                                          --------------
                                                                                          $      551,692
--------------------------------------------------------------------------------------------------------
                                              Municipal Medical -- 0.1%
           25,000                    AA-/A1   Massachusetts Development Finance
                                              Agency, 5.25%, 4/1/37                       $       28,335
--------------------------------------------------------------------------------------------------------
                                              Municipal Transportation -- 0.2%
           50,000                    AA/Aa2   Harris County Metropolitan Transit
                                              Authority, 5.0%, 11/1/41                    $       56,813
--------------------------------------------------------------------------------------------------------
                                              Municipal Utilities -- 0.1%
           25,000                   AA-/Aa3   South Carolina State Public Service
                                              Authority, 5.0%, 12/1/43                    $       28,270
--------------------------------------------------------------------------------------------------------
                                              Municipal Water -- 0.4%
           45,000                   AAA/Aa1   City of Charleston South Carolina
                                              Waterworks & Sewer System Revenue,
                                              5.0%, 1/1/41                                $       51,488
           20,000                   AAA/Aa2   Hampton Roads Sanitation District,
                                              5.0%, 4/1/38                                        22,583
           45,000                    AAA/NR   Tarrant Regional Water District,
                                              5.0%, 3/1/52                                        50,199
                                                                                          --------------
                                                                                          $      124,270
--------------------------------------------------------------------------------------------------------
                                              Municipal Obligation -- 0.2%
           50,000                   AA+/Aa1   State of Washington, 5.0%, 8/1/39           $       57,378
--------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $928,020)                             $    1,024,796
--------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTERESTS -- 0.7%
                                              FOOD, BEVERAGE & TOBACCO -- 0.5%
                                              Distillers & Vintners -- 0.5%
          150,000        0.00         NR/NR   Constellation Brands, Inc., Bridge
                                              Facility Loan, 6/28/20                      $      150,000
                                                                                          --------------
                                              Total Food, Beverage & Tobacco              $      150,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 39

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION
                                              SERVICES -- 0.2%
                                              Integrated Telecommunication
                                              Services -- 0.2%
           49,553        0.00        B+/Ba3   West Corp., Term B-8 Loan, 6/30/18          $       50,414
                                                                                          --------------
                                              Total Telecommunication Services            $       50,414
--------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                              (Cost $200,448)                             $      200,414
--------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 99.3%
                                              (Cost $27,615,297) (a)                      $   29,366,368
--------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 0.7%          $      200,729
--------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                  $   29,567,097
========================================================================================================

*            Non-income producing security.

NR           Not rated by either S&P or Moody's.

WR           Rating withdrawn by either S&P or Moody's.

PIK          Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $6,189,549 or 20.9% of total net assets.

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $27,615,904 was as follows:

                Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                     $  2,098,994

                Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                         (348,530)
                                                                                ------------
                Net unrealized gain                                             $  1,750,464
                                                                                ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD      Australian Dollar
BRL      Brazilian Real
CAD      Canadian Dollar
CHF      Swiss Franc
CZK      Czech Krona
DKK      Danish Kroner
EURO     Euro
GBP      British Pound Sterling
HUF      Hungarian Forint
IDR      Indonesian Rupiah
JPY      Japanese Yen
MXN      Mexican Peso
MYR      Malaysian Ringgit
NOK      Norwegian Krone
NZD      New Zealand Dollar
PHP      Philippine Peso
PLN      New Polish Zloty
SEK      Swedish Krone
TRY      Turkish Lira
ZAR      South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $6,991,257 and $5,537,946, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 41

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                         Level 1         Level 2         Level 3     Total
------------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $      -        $   541,192     $     -     $   541,192
Preferred Stocks                          379,029             53,750      50,240         483,019
Convertible Preferred Stocks              171,568                  -           -         171,568
Asset Backed Securities                         -          1,156,081           -       1,156,081
Collateralized Mortgage Obligations             -          4,429,272           -       4,429,272
Corporate Bonds                                 -          9,822,449           -       9,822,449
U.S. Government Agency Obligations              -          1,229,137           -       1,229,137
Foreign Government Bonds                        -         10,308,440           -      10,308,440
Municipal Bonds                                 -          1,024,796           -       1,024,796
Senior Floating Rate Loan Interests             -            200,414           -         200,414
------------------------------------------------------------------------------------------------
Total                                    $550,597        $28,765,531     $50,240     $29,366,368
================================================================================================
Other Financial Instruments
Unrealized appreciation on
  futures contracts                      $ 15,133        $         -     $     -     $    15,133
Unrealized depreciation on
  forward foreign currency
  settlement hedge contracts                    -            (13,254)          -         (13,254)
Unrealized depreciation on
  forward foreign currency
  portfolio hedge contracts                     -             (1,766)          -          (1,766)
------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $ 15,133        $   (15,020)    $     -     $       113
================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                                                       Preferred
                                                                                       Stocks
------------------------------------------------------------------------------------------------
Balance as of 10/31/12                                                                 $     -
Realized gain (loss)                                                                         -
Change in unrealized appreciation (depreciation)1                                          240
Net purchases                                                                           50,000
Transfers in and out of Level 3                                                              -
------------------------------------------------------------------------------------------------
Balance as of 4/30/13                                                                  $50,240
================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation) of investments
still held as of 4/30/13                                                $    240
                                                                        --------
During the six months ended April 30, 2013, there were no transfers between levels 1 and 2.


The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Statement of Assets and Liabilities | 4/30/13 (unaudited)

ASSETS:
  Investment in securities, at value (cost $27,615,297)                      $29,366,368
  Futures collateral                                                               9,100
  Foreign currencies, at value (cost $114,602)                                   114,803
  Receivables --
     Investment securities sold                                                  470,033
     Fund shares sold                                                              8,295
     Interest                                                                    334,607
     Due from Pioneer Investment Management, Inc.                                 50,431
  Prepaid expenses                                                                24,557
-----------------------------------------------------------------------------------------
        Total assets                                                         $30,378,194
=========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $   550,269
      Fund shares repurchased                                                     21,008
      Dividends                                                                   54,499
      Due to custodian                                                            94,460
      Variation margin                                                               781
   Unrealized depreciation on forward foreign currency portfolio
      hedge contracts                                                             13,254
   Unrealized depreciation on forward foreign currency settlement
      hedge contracts                                                              1,766
   Due to affiliates                                                              17,700
   Accrued expenses                                                               57,360
-----------------------------------------------------------------------------------------
        Total liabilities                                                    $   811,097
=========================================================================================
NET ASSETS:
   Paid-in capital                                                           $27,743,528
   Undistributed net investment income                                            14,723
   Accumulated net realized gain on investments and foreign currency
      transactions                                                                54,832
   Net unrealized appreciation on investments                                  1,751,071
   Net unrealized appreciation on futures contracts                               15,133
   Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              (12,190)
-----------------------------------------------------------------------------------------
        Total net assets                                                     $29,567,097
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $8,122,700/707,811 shares)                              $     11.48
   Class C (based on $4,363,672/379,420 shares)                              $     11.50
   Class Y (based on $17,080,725/1,475,895 shares)                           $     11.57
MAXIMUM OFFERING PRICE:
   Class A ($11.48 (divided by) 95.5%)                                       $     12.02
=========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 43

Statement of Operations (unaudited)

For the Six Months Ended 4/30/13 (unaudited)

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $7,840)             $ 608,055
  Dividends                                                         17,448
----------------------------------------------------------------------------------------
     Total investment income                                                  $ 625,503
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  70,809
  Transfer agent fees and expenses
     Class A                                                         6,500
     Class C                                                         2,511
     Class Y                                                           275
  Distribution fees
     Class A                                                         9,941
     Class C                                                        21,219
  Shareholder communications expense                                   969
  Administrative reimbursements                                     18,865
  Custodian fees                                                    19,284
  Registration fees                                                 18,716
  Professional fees                                                 23,813
  Printing expense                                                  10,218
  Fees and expenses of nonaffiliated trustees                        2,340
  Miscellaneous                                                     55,184
----------------------------------------------------------------------------------------
     Total expenses                                                           $ 260,644
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                (120,614)
----------------------------------------------------------------------------------------
     Net expenses                                                             $ 140,030
----------------------------------------------------------------------------------------
         Net investment income                                                $ 485,473
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                 $  69,658
     Futures contracts                                              (4,288)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (12,747)   $  52,623
----------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $ 119,923
     Futures contracts                                              17,680
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies         (11,291)   $ 126,312
----------------------------------------------------------------------------------------
   Net gain on investments, futures contracts and foreign
     currency transactions                                                    $ 178,935
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                       $ 664,408
========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     4/30/13         Year Ended
                                                                     (unaudited)     10/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   485,473     $    952,874
Net realized gain on investments, futures contracts and
  foreign currency transactions                                           52,623          215,985
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and foreign currency
  transactions                                                           126,312          563,347
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations           $   664,408     $  1,732,206
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.36 per share, respectively)              $  (126,608)    $   (386,138)
      Class C ($0.13 and $0.26 per share, respectively)                  (48,448)         (86,797)
      Class Y ($0.20 and $0.38 per share, respectively)                 (276,349)        (463,695)
Net realized gain:
      Class A ($0.10 and $0.02 per share, respectively)              $   (66,829)    $    (27,154)
      Class C ($0.10 and $0.02 per share, respectively)                  (34,802)          (7,524)
      Class Y ($0.10 and $0.02 per share, respectively)                 (127,457)         (23,478)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                             $  (680,493)    $   (994,786)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 3,749,391     $  7,636,227
Reinvestment of distributions                                            196,243          347,577
Cost of shares repurchased                                            (2,931,943)      (9,696,973)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                     $ 1,013,691     $ (1,713,169)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                          $   997,606     $   (975,749)
NET ASSETS:
Beginning of period                                                   28,569,491       29,545,240
--------------------------------------------------------------------------------------------------
End of period                                                        $29,567,097     $ 28,569,491
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    14,723     $    (19,345)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 45

------------------------------------------------------------------------------------------------
                                    '13 Shares       '13 Amount
                                    (unaudited)      (unaudited)      '12 Shares   '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                             117,146      $ 1,334,718       250,541     $  2,789,945
Reinvestment of distributions            12,965          147,671        26,618          297,724
Less shares repurchased                (216,730)      (2,478,450)     (803,862)      (9,004,913)
------------------------------------------------------------------------------------------------
    Net decrease                        (86,619)     $  (996,061)     (526,703)    $ (5,917,244)
================================================================================================
Class C
Shares sold                              44,841      $   511,377        83,899     $    940,484
Reinvestment of distributions             4,213           48,098         4,423           49,724
Less shares repurchased                 (29,570)        (336,952)      (44,926)        (507,374)
------------------------------------------------------------------------------------------------
    Net increase                         19,484      $   222,523        43,396     $    482,834
================================================================================================
CLASS Y
Shares sold                             165,628      $ 1,903,296       349,184     $  3,905,798
Reinvestment of distributions                41              474            11              129
Less shares repurchased                 (10,148)        (116,541)      (16,526)        (184,686)
------------------------------------------------------------------------------------------------
    Net increase                        155,521      $ 1,787,229       332,669     $  3,721,241
================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months                                       12/28/07 (a)
                                                                  Ended       Year     Year      Year     Year     (Commencement
                                                                  4/30/13     Ended    Ended     Ended    Ended    of Operations)
                                                                  (unaudited) 10/31/12 10/31/11  10/31/10 10/31/09 to 10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 11.49     $11.22   $ 11.19   $10.84   $ 9.25   $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.19     $ 0.36   $  0.34   $ 0.35   $ 0.39   $  0.25
   Net realized and unrealized gain (loss) on investments            0.08       0.29      0.01     0.41     1.57     (0.75)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.27     $ 0.65   $  0.35   $ 0.76   $ 1.96   $ (0.50)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.18)     (0.36)    (0.32)   (0.40)   (0.37)    (0.18)
   Net realized gain                                                (0.10)     (0.02)       --    (0.01)      --     (0.02)
   Tax return of capital                                               --         --        --       --       --     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.01)    $ 0.27   $  0.03   $ 0.35   $ 1.59   $ (0.75)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.48     $11.49   $ 11.22   $11.19   $10.84   $  9.25
=================================================================================================================================
Total return*                                                        2.36%      5.98%     3.22%    7.21%   21.58%    (5.18)%***
Ratio of net expenses to average net assets                          1.00%**    1.00%     1.00%    1.00%    1.00%     1.00%**
Ratio of net investment income to average net assets                 3.42%**    3.26%     2.94%    3.26%    3.83%     3.23%**
Portfolio turnover rate                                                40%        29%       34%      27%      28%       46%***
Net assets, end of period (in thousands)                          $ 8,123     $9,128   $14,830   $6,235   $5,434   $ 3,628
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                    1.97%**    1.65%     2.07%    2.35%    2.90%     3.16%**
   Net investment income                                             2.45%**    2.60%     1.86%    1.91%    1.93%     1.07%**
=================================================================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 47

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months                                      12/28/07 (a)
                                                                   Ended       Year     Year     Year     Year     (Commencement
                                                                   4/30/13     Ended    Ended    Ended    Ended    of Operations)
                                                                   (unaudited) 10/31/12 10/31/11 10/31/10 10/31/09 to 10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $ 11.51     $11.23   $11.19   $10.82   $ 9.23   $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                           $  0.14     $ 0.26   $ 0.24   $ 0.25   $ 0.29   $  0.18
   Net realized and unrealized gain (loss) on investments             0.08       0.30     0.02     0.43     1.58     (0.76)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations   $  0.22     $ 0.56   $ 0.26   $ 0.68   $ 1.87   $ (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.13)     (0.26)   (0.22)   (0.30)   (0.28)    (0.12)
   Net realized gain                                                 (0.10)     (0.02)      --    (0.01)      --     (0.02)
   Tax return of capital                                                --         --       --       --       --     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.01)    $ 0.28   $ 0.04   $ 0.37   $ 1.59   $ (0.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.50     $11.51   $11.23   $11.19   $10.82   $  9.23
=================================================================================================================================
Total return*                                                         1.90%      5.09%    2.39%    6.45%   20.55%    (5.95)%***
Ratio of net expenses to average net assets                           1.89%**    1.90%    1.90%    1.90%    1.89%     1.90%**
Ratio of net investment income to average net assets                  2.53%**    2.33%    2.15%    2.37%    2.94%     2.29%**
Portfolio turnover rate                                                 40%        29%      34%      27%      28%       46%***
Net assets, end of period (in thousands)                           $ 4,364     $4,414   $3,555   $3,264   $3,281   $ 2,471
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                     2.69%      2.39%    2.94%    3.00%    3.57%     3.84%**
   Net investment income                                              1.73%      1.84%    1.11%    1.27%    1.26%     0.35%**
=================================================================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months                                        12/28/07 (a)
                                                                 Ended       Year      Year      Year     Year     (Commencement
                                                                 4/30/13     Ended     Ended     Ended    Ended    of Operations)
                                                                 (unaudited) 10/31/12  10/31/11  10/31/10 10/31/09 to 10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 11.59     $ 11.30   $ 11.22   $10.85   $ 9.25   $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.21     $  0.39   $  0.35   $ 0.34   $ 0.38   $  0.27
   Net realized and unrealized gain (loss) on investments           0.07        0.30      0.05     0.45     1.59     (0.77)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations $  0.28     $  0.69   $  0.40   $ 0.79   $ 1.97   $ (0.50)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.20)      (0.38)    (0.32)   (0.41)   (0.37)    (0.18)
   Net realized gain                                               (0.10)      (0.02)       --    (0.01)      --     (0.02)
   Tax return of capital                                              --          --        --       --       --     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.02)    $  0.29   $  0.08   $ 0.37   $ 1.60   $ (0.75)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 11.57     $ 11.59   $ 11.30   $11.22   $10.85   $  9.25
=================================================================================================================================
Total return*                                                       2.39%       6.24%     3.66%    7.48%   21.69%    (5.12)%***
Ratio of net expenses to average net assets                         0.75%**     0.79%     0.82%    0.94%    1.00%     0.89%**
Ratio of net investment income to average net assets                3.67%**     3.42%     3.01%    3.31%    3.83%     3.22%**
Portfolio turnover rate                                               40%         29%       34%      27%      28%       46%***
Net assets, end of period (in thousands)                         $17,081     $15,297   $11,160   $4,205   $1,809   $ 1,542
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                   1.56%**     1.18%     1.55%    1.86%    2.48%     2.82%**
   Net investment income                                            2.86%**     3.04%     2.28%    2.38%    2.35%     1.29%**
=================================================================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 49

Notes to Financial Statements | 4/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

50 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At April 30, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 51

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2013, the Fund did not have any interest and penalties related to

52 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                     $949,306
    Long-term capital gain                                                45,480
    ----------------------------------------------------------------------------
        Total                                                           $994,786
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                      $ 136,491
    Undistributed long-term gain                                         131,789
    Current year dividend payable                                        (58,473)
    Unrealized appreciation                                            1,629,847
    ----------------------------------------------------------------------------
        Total                                                         $1,839,654
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the mark to market on forward foreign currency and futures contracts and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,091 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 53

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

54 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2013 was $9,100. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six months ended April 30, 2013, the Fund had 7 outstanding futures contracts.

    At April 30, 2013, open futures contracts were as follows

    ----------------------------------------------------------------------------
                          Number of
                          Contracts          Settlement             Unrealized
    Type                  Long/(Short)       Month        Value     Appreciation
    ----------------------------------------------------------------------------
    US 10 Yr Note (CBT)   6                  6/13         $800,156  $10,875
    US Long Bond (CBT)    1                  6/13         $148,375  $ 4,258
    ----------------------------------------------------------------------------
       Total              7                               $948,531  $15,133
    ============================================================================

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 55

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,459 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $468
Class C                                                                      474
Class Y                                                                       27
--------------------------------------------------------------------------------
    Total:                                                                  $969
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,541 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

56 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $700 in distribution fees payable to PFD at April 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $66 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. At April 30, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $325,968 and $324,202, respectively, resulting in a net payable of $1,766. The average value of settlement contracts open during the six months ended April 30, 2013 was $86,970. The average value of portfolio contracts open during the six months ended April 30, 2013 was $1,839,642.

Open portfolio hedges at April 30, 2013 were as follows:

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 57

-------------------------------------------------------------------------------------
                 Net                                                   Net Unrealized
                 Contracts to  In Exchange  Settlement                 Appreciation
Currency         deliver       For USD      Date        Value          (Depreciation)
-------------------------------------------------------------------------------------
AUD (Australian     (416,513)  $(431,057)   5/31/13     $(430,524)
 Dollar)
                                                                       $         533
AUD (Australian     (125,000)   (131,643)   5/15/13      (129,373)
 Dollar)
                                                                               2,270
EURO (European      (400,000)   (520,791)   5/24/13      (526,395)
 Euro)
                                                                              (5,604)
EURO (European      (114,001)   (148,085)   5/22/13      (150,022)
 Euro)
                                                                              (1,936)
EURO (European      (113,986)   (148,085)   5/22/13      (150,002)
 Euro)
                                                                              (1,917)
EURO (European       (90,000)   (118,463)   6/17/13      (118,458)
 Euro)
                                                                                   5
INR (Indian        3,900,000      69,407    9/16/13        70,765
 Rupee)
                                                                               1,358
KES (Kenyan       (1,269,308)    (14,802)   5/14/13       (15,106)
 Shilling)
                                                                                (304)
KES (Kenyan        1,269,308      14,230    5/14/13        15,106
 Shilling)
                                                                                 876
MYR (Malaysian       440,000     140,607    5/9/13        144,542
 Ringgit)
                                                                               3,935
NGN (Nigerian     10,000,000      61,916    6/19/13        62,475
 Naira)
                                                                                 558
NZD (New             (95,000)    (80,416)   5/23/13       (81,244)
 Zealand Dollar)
                                                                                (829)
NOK (Norwegian     1,034,343     175,882    5/2/13        179,231
 Krone)
                                                                               3,349
RUB (Russian       4,400,000     139,916    7/8/13        139,847
 Ruble)
                                                                                 (68)
KRW (South       460,000,000     403,668    5/15/13       417,375
 Korea Won)
                                                                              13,707
SEK (Swedish      (1,162,000)   (175,882)   5/2/13       (179,169)
 Krona)
                                                                              (3,287)
SEK (Swedish        (447,000)    (70,476)   5/15/13       (68,903)
 Krona)
                                                                               1,573
JPY (Japanese     41,000,000     431,057    5/31/13       420,573
 Yen)
                                                                             (10,484)
JPY (Japanese    (69,000,000)   (699,732)   5/22/13      (707,757)
 Yen)
                                                                              (8,025)
JPY (Japanese     14,000,000     148,085    5/22/13       143,603
 Yen)
                                                                              (4,483)
JPY (Japanese     14,000,000     148,085    5/22/13       143,603
 Yen)
                                                                              (4,483)
-------------------------------------------------------------------------------------
Total                                                                  $     (13,254)
-------------------------------------------------------------------------------------

58 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2013 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives not
accounted for as               Asset Derivatives 2013                 Liabilities Derivatives 2013
hedging instruments            ----------------------------------------------------------------------
under Accounting               Statement of Assets                    Statement of Assets
Standards Codification         and Liabilities                        and Liabilities
(ASC) 815                      Location             Value             Location                Value
-----------------------------------------------------------------------------------------------------
Forward Foreign
 Currency Portfolio
 Hedge Contracts               Unrealized                             Unrealized
                               appreciation on                        depreciation on
                               forward foreign                        forward foreign
                               currency portfolio                     currency portfolio
                               hedge contracts      $    --           hedge contracts         $13,254
Forward Foreign
 Currency Settlement
 Hedge Contracts               Unrealized                             Net unrealized
                               appreciation on                        depreciation on
                               forward foreign                        forward foreign
                               currency                               currency
                               settlement hedge                       settlement hedge
                               contracts            $    --           contracts               $ 1,766
Interest Rate
 Futures*                      Net unrealized                         Net unrealized
                               appreciation on                        depreciation on
                               futures contracts    $15,133           futures contracts       $    --
-----------------------------------------------------------------------------------------------------
  Total                                             $15,133                                   $15,020
=====================================================================================================

*   Reflects unrealized appreciation/depreciation on futures contracts (See Note
    1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                      Change in
Derivatives not                                                      Realized         Unrealized
accounted for as                                                     Gain             Appreciation
hedging instruments                                                  (Loss) on        (Depreciation)
under Accounting           Location of Gain or (Loss)                Derivatives      on Derivatives
Standards Codification     On Derivatives Recognized                 Recognized       Recognized
(ASC) 185                  in Income                                 in Income        in Income
-----------------------------------------------------------------------------------------------------
Interest Rate Futures      Net realized gain (loss) on
                           futures contracts                         $ (4,288)

Interest Rate Futures      Change in net unrealized appreciation
                           (depreciation) on futures contracts                        $ 17,680

Forward Foreign            Net realized gain (loss) on forward
Currency Portfolio         foreign currency contracts and
Hedge Contracts            other assets and liabilities
                           denominated in foreign currencies         $ 13,338

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 59

-----------------------------------------------------------------------------------------------------
                                                                                      Change in
Derivatives not                                                   Realized            Unrealized
accounted for as                                                  Gain                Appreciation
hedging instruments                                               (Loss) on           (Depreciation)
under Accounting         Location of Gain or (Loss)               Derivatives         on Derivatives
Standards Codification   On Derivatives Recognized                Recognized          Recognized
(ASC) 185                in Income                                in Income           in Income
-----------------------------------------------------------------------------------------------------
Forward Foreign          Change in unrealized appreciation
Currency Portfolio       (depreciation) on forward foreign
Hedge Contracts          currency contracts and other assets
                         and liabilities denominated in foreign
                         currencies                                                   $(14,800)

Forward Foreign          Change in unrealized appreciation
Currency Settlement      (depreciation) loss on forward foreign
Hedge Contracts          currency contracts and other assets
                         and liabilities denominated in foreign
                         currencies                                                   $ (1,766)

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2013, the Fund had no borrowings under the credit facility.

60 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Aggregate Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 61

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2012 and in the third quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of Class Y shares of the Fund for the twelve months ended June 30, 2012 was in the fourth quintile relative both to the Fund's Morningstar category and its Strategic Insight peer group for the comparable period. The Trustees noted that the expense ratio of

62 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Class A shares of the Fund for the period ended June 30, 2012 was in the second quintile relative both to its Morningstar category and its Strategic Insight peer group for the comparable period. The Trustees considered the small asset size of the Fund compared to the median asset size of its Strategic Insight peer group. The Trustees considered that non-management fee operating expenses and transfer agency expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also noted that the expense ratio of Class Y shares was only 3.5 basis points higher than the median expense ratio of its Strategic Insight peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 63 respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

64 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 65

                           This page for your notes.

66 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

                           This page for your notes.

             Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13 67

                           This page for your notes.

68 Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 21910-05-0613

                  Pioneer Emerging
                  Markets Local
                  Currency Debt Fund

--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     LCEMX*
                  Class C     LCECX*
                  Class Y     LCYEX*

                  * Class A, C, and Y shares were first publicly offered
                    on February 5, 2013.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         21

Notes to Financial Statements                                                28

Approval of Investment Advisory Agreement                                    34

Trustees, Officers and Service Providers                                     36

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                   Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13
continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                   Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

In the following discussion, Greg Saichin and Hakan Aksoy review recent market events and describe the factors that affected the Fund's performance during the abbreviated semiannual reporting period between February 4, 2013, and April 30, 2013. Mr. Saichin, Head of High-Yield and Global Emerging Markets, Fixed Income, and a portfolio manager at Pioneer, and Mr. Aksoy, a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q Pioneer Emerging Market Local Currency Debt Fund commenced operations in early February of 2013. Could you discuss the Fund's investment strategy?

A In managing the Fund, we use a multifaceted approach to gain portfolio exposure to the local currency emerging debt markets via bonds issued by government, quasi-government, and corporate entities. We combine a top-down strategy that analyzes countries and sectors with a bottom-up approach highlighted by rigorous individual security analysis. We have the flexibility to invest the Fund across the full range of the local currency emerging bond markets, which gives us the ability to adjust the portfolio's allocations as market conditions and economic cycles change.

     We focus on investments in local currency debt for four reasons:

     o Yields of local currency debt instruments tend to be higher than those of U.S. dollar-denominated debt, which increases the total return potential of the asset class over time.

     o We believe emerging market currencies have the latitude for longer-term appreciation against developed market currencies, due to superior growth rates in the emerging markets.

     o While local currency debt has tended to be more volatile than U.S. dollar-denominated bonds in the past, local currency markets have been exhibiting greater stability today, thanks to higher trading volumes and increased participation by domestic investors.

     o We believe that a mutual fund denominated entirely in foreign currencies provides an important source of diversification* for investors who have the majority of their assets in U.S. dollars.

* Diversification does not assure a profit nor protect against loss in a declining market.

4 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Q How did the Fund perform during the period between February 4, 2013, and April 30, 2013?

A From its inception on February 4, 2013, through the end of the reporting period on April 30, 2013, the Fund's Class A shares returned 0.90% at net asset value, while the Fund's benchmark, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (the JP Morgan Index), returned 2.90%. In addition, during the three-month period between February 1, 2013, and April 30, 2013, the average return of the 88 mutual funds in Lipper's Emerging Markets Local Currency Debt Fund category was 2.04%.

Q Since the Fund's inception, where have you been finding the best investment opportunities?

A As of April 30, 2013, the Fund had 42% of its assets in corporate bonds, which represented a significant overweight relative to the JP Morgan Index. Government debt and cash represented the remainder of the Fund's investments as of period end.

     The portfolio's large weighting in emerging market corporates reflects our belief that the asset class offers a compelling combination of risk and return potential. Emerging market corporates are one of the highest-yielding areas within the global fixed-income market, yet in many cases the risks do not appear exceptionally high. Emerging companies have been strengthening their profit margins and improving the quality of their balance sheets; that, in turn, should lead to fewer defaults. Further, many emerging market corporate balance sheets are cash-rich, as several companies have tapped into the capital markets simply to establish a history of borrowing. Many corporations also have been benefiting from favorable locations, for as the sovereign debt (government debt) of certain countries receives upgrades from the major rating agencies due to favorable economic and budgetary conditions, the corporate bonds of companies located in those countries also experience in-kind price appreciation. Finally, emerging market corporate debt issuance has increased dramatically over the last decade, creating improved liquidity conditions for investors.

     With regard to specific regions, we have been finding the best opportunities in Latin America and have tilted the portfolio away from emerging Europe and Africa. We are not finding compelling values among the major European issuers right now, as we believe the euro zone's sovereign-debt

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                   Semiannual Report | 4/30/13 5
     crisis could continue to pressure the broader regional economy. However, the Fund does hold an overweight in Russia, based in part on our view that an improvement in China's economy in the second half of the year would benefit commodity-exporting countries around the world. We have a more positive outlook on Latin America, which helps to underpin the Fund's above-benchmark weightings in Brazil and Mexico as well as slight overweights in Peru and Chile.

     Another notable aspect of the Fund's positioning is that we have been maintaining a duration - or interest-rate sensitivity of the portfolio - below that of the JP Morgan Index. Our analysis of the economic cycles in emerging countries reveals that many have reached the point where further interest-rate cuts are unlikely, while some are even likely to enact rate increases before the end of the year. We have therefore reduced the Fund's interest-rate risk to protect against that possibility. This is especially true in Asia, where the Fund holds underweights in Indonesia, Malaysia, Thailand, and the Philippines.

Q What factors contributed to the Fund's underperformance of the JP Morgan Index during the abbreviated reporting period between February 4, 2013, and April 30, 2013?

A The primary factor in the Fund's short-term underperformance of the benchmark during the period was our decision to maintain less interest-rate sensitivity in the portfolio as compared with the overall market. Yields on longer-term U.S. Treasuries fell sharply during March 2013, on concerns that economic growth was not improving as much as previously thought. In turn, this contributed to falling interest rates on longer-term bonds around the world, including those in the emerging markets. Nevertheless, it's important to keep in mind that we manage the Fund with the goal of outperforming the benchmark over a full market cycle and not in short-term intervals. And, ultimately, we believe our decision to maintain a portfolio duration below that of the benchmark eventually will pay off, given that the cycle of interest-rate cuts by central banks in the emerging markets appears to be drawing close to its conclusion.

Q    What is your outlook for emerging market debt?

A The asset class is always vulnerable to short-term volatility related to shifts in investors' levels of risk-aversion. From a longer-term standpoint, however, emerging market bonds - and local currency debt in particular - continue to offer investors the potential for diversification as well as higher yields than those currently available in the developed markets. As long as central banks in the developed countries continue to pursue policies designed to depress interest rates, the emerging debt markets can continue to benefit from the tailwind of elevated investor demand.

6 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

     While the stimulus provided by central banks will end at some point in the future, we believe emerging market bonds will continue to be supported by the same fundamental trends that have driven the performance of the asset class in the past decade: improving government finances, stronger economic growth compared with the developed markets, and financial markets that are becoming increasingly deep and liquid.

     We believe our active, flexible approach in managing the portfolio, which is highlighted by our ability to invest anywhere in the emerging markets or to move between government and corporate bonds, can enable the Fund to navigate through changing market conditions in the years ahead.

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                   Semiannual Report | 4/30/13 7

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk.

The portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   57.5%
U.S. Corporate Bonds                                                       41.8%
Temporary Cash Investments                                                  0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.  Thailand Government Bond, 2.8%, 10/10/17                              3.17%
--------------------------------------------------------------------------------
 2.  America Movil SAB de CV, 6.45%, 12/5/22                               3.08
--------------------------------------------------------------------------------
 3.  Export-Import Bank of Korea, 7.55%, 8/27/15                           2.86
--------------------------------------------------------------------------------
 4.  Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                              2.84
--------------------------------------------------------------------------------
 5.  Russian Railways via RZD Capital Plc, 8.3%, 4/2/19                    2.79
--------------------------------------------------------------------------------
 6.  Federal Grid Co. OJS via Federal Grid Finance, Ltd., 8.446%, 3/13/19  2.71
--------------------------------------------------------------------------------
 7.  Gazprombank OJSC Via GPB Eurobond Finance Plc, 8.617%, 12/15/15       2.71
--------------------------------------------------------------------------------
 8.  Emgesa SA ESP, 8.75%, 1/25/21                                         2.56
--------------------------------------------------------------------------------
 9.  Itau Unibanco Holding SA, 10.5%, 11/23/15                             2.52
--------------------------------------------------------------------------------
10.  Banco Safra SA, 10.25%, 8/8/16                                        2.52
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                   Semiannual Report | 4/30/13 9

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       4/30/13                         2/5/13
--------------------------------------------------------------------------------
          A                          $10.09                          $9.98
--------------------------------------------------------------------------------
          C                          $10.08                          $9.97
--------------------------------------------------------------------------------
          Y                          $10.10                          $9.98
--------------------------------------------------------------------------------

Distributions per Share: 2/5/13-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                         Investment       Short-Term           Long-Term
         Class             Income        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          C                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          Y                 $ --              $ --                 $ --
--------------------------------------------------------------------------------

JP Morgan Government Bond Index--Emerging Markets Global Diversified Index is an unmanaged, comprehensive, global, local emerging markets index, and consists of regularly traded, liquid-fixed-rate, domestic currency government bonds to which international investors can gain exposure. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Performance Update | 4/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Local Currency Debt Fund at public offering price, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                        Net Asset        Public Offering
Period                  Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)              0.90%            -3.63%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                        Gross            Net
--------------------------------------------------------------------------------
                        1.61%            1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging
                        Markets Local       JPM GBI EM Global
                        Currency Debt Fund  Diversified Index
2/28/2013               $ 9,550             $ 10,000
4/30/2013               $ 9,777             $ 10,290

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Local Currency Debt Fund, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                        If                  If
Period                  Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)              0.80%               -0.20%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                        Gross               Net
--------------------------------------------------------------------------------
                        2.36%               2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging
                        Markets Local       JPM GBI EM Global
                        Currency Debt Fund  Diversified Index
2/28/2013               $ 10,000            $ 10,000
4/30/2013               $ 10,133            $ 10,290

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Emerging Markets Local Currency Debt Fund, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                        If                  If
Period                  Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)              1.00%               1.00%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                        Gross               Net
--------------------------------------------------------------------------------
                        1.35%               0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Emerging
                        Markets Local       JPM GBI EM Global
                        Currency Debt Fund  Diversified Index
2/28/2013               $ 5,000,000         $ 5,000,000
4/30/2013               $ 5,121,704         $ 5,144,969

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on actual returns from February 5, 2013, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                                     A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/5/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,009.00    $1,008.00    $1,010.00
on 4/30/13
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.57    $    4.33    $    1.99
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.85% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 85/365 (to reflect the partial year period).

14 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 5, 2013, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                                      A            C           Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/5/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,009.08    $1,007.34    $1,009.66
on 4/30/13
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    2.57    $    4.32    $    1.99
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.85% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 85/365 (to reflect the partial year period).

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 15

Schedule of Investments | 4/30/13 (unaudited)

------------------------------------------------------------------------------------------------
 Principal            S&P/Moody's
 Amount ($)           Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS - 40.3%
                                        TRANSPORTATION -- 2.7%
                                        Railroads -- 2.7%
RUB      12,000,000          BBB/Baa1   Russian Railways via RZD
                                        Capital Plc, 8.3%, 4/2/19               $       404,760
                                                                                ---------------
                                        Total Transportation                    $       404,760
------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 1.7%
                                        Agricultural Products -- 1.7%
BRL         500,000            NR/Ba2   Cosan Luxembourg SA, 9.5%,
                                        3/14/18                                 $       259,838
                                                                                ---------------
                                        Total Food, Beverage & Tobacco          $       259,838
------------------------------------------------------------------------------------------------
                                        BANKS -- 17.3%
                                        Diversified Banks -- 17.3%
TRY         520,000           NR/Baa2   Akbank TAS, 7.5%, 2/5/18                $       294,517
BRL         700,000           NR/Baa3   Banco ABC Brasil SA, 8.5%,
                                        3/28/16                                         345,969
BRL         300,000          BBB/Baa1   Banco Santander Brasil SA
                                        Cayman Islands, 8.0%, 3/18/16                   152,185
CLP      50,000,000             A/Aa3   Banco Santander Chile, 6.5%,
                                        9/22/20                                         104,973
RUB      13,000,000            NR/Aa3   Export-Import Bank of Korea, 7.55%,
                                        8/27/15                                         416,017
RUB      12,000,000           NR/Baa3   Gazprombank OJSC Via GPB
                                        Eurobond Finance Plc, 8.617%,
                                        12/15/15                                        393,606
BRL         680,000           NR/Baa1   Itau Unibanco Holding SA, 10.5%,
                                        11/23/15                                        365,696
TRY         520,000             NR/NR   Turkiye Is Bankasi, 0.0%,
                                        10/9/13 (b)                                     282,887
TRY         500,000             NR/NR   Turkiye Is Bankasi, 0.0%,
                                        8/12/13 (b)                                     274,232
                                                                                ---------------
                                                                                $     2,630,082
                                                                                ---------------
                                        Total Banks                             $     2,630,082
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 8.5%
                                        Other Diversified Financial
                                        Services -- 8.5%
BRL         700,000           NR/Baa2   Banco Safra SA, 10.25%,
                                        8/8/16                                  $       365,522
ZAR       6,600,000             A-/NR   Development Bank of
                                        Southern Africa, Ltd., 0.0%,
                                        12/31/27 (b)                                    220,548
PLN         870,000           AAA/Aaa   European Investment Bank, 4.25%,
                                        10/25/22                                        306,019
RUB      12,000,000          BBB/Baa3   Federal Grid Co. OJS via Federal Grid
                                        Finance, Ltd., 8.446%, 3/13/19                  394,436
                                                                                ---------------
                                                                                $     1,286,525
                                                                                ---------------
                                        Total Diversified Financials            $     1,286,525
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------------
 Principal            S&P/Moody's
 Amount ($)           Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION
                                        SERVICES -- 4.0%
                                        Integrated Telecommunication
                                        Services -- 1.0%
BRL         300,000         BBB-/Baa3   Oi SA, 9.75%, 9/15/16                   $       156,277
------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication
                                        Services -- 3.0%
MXN       5,000,000             A-/A2   America Movil SAB de CV, 6.45%,
                                        12/5/22                                 $       447,892
                                                                                ---------------
                                        Total Telecommunication Services        $       604,169
------------------------------------------------------------------------------------------------
                                        UTILITIES -- 6.1%
                                        Electric Utilities -- 3.7%
ZAR       3,000,000             NR/NR   Eskom Holdings SOC, Ltd.,
                                        10.0%, 1/25/23                          $       412,967
ZAR       2,000,000          BBB/Baa3   Eskom Holdings SOC, Ltd.,
                                        12/31/18                                        144,032
                                                                                ---------------
                                                                                $       556,999
------------------------------------------------------------------------------------------------
                                        Independent Power Producers &
                                        Energy Traders -- 2.4%
COP     560,000,000           BBB-/NR   Emgesa SA ESP, 8.75%, 1/25/21           $       371,495
                                                                                ---------------
                                        Total Utilities                         $       928,494
------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $6,137,313)                       $     6,113,868
------------------------------------------------------------------------------------------------
                                        FOREIGN GOVERNMENT
                                        BONDS -- 55.5%
COP     250,000,000          BBB/Baa3   Colombia Government
                                        International Bond, 12.0%,
                                        10/22/15                                $       163,723
HUF      62,000,000            BB/Ba1   Hungary Government Bond,
                                        6.75%, 2/24/17                                  290,016
HUF      61,000,000             BB/NR   Hungary Government Bond,
                                        7.75%, 8/24/15                                  287,777
IDR   2,400,000,000          BB+/Baa3   Indonesia Treasury Bond,
                                        10.0%, 7/15/17                                  294,743
IDR   2,200,000,000           NR/Baa3   Indonesia Treasury Bond,
                                        10.0%, 9/15/24                                  303,471
IDR   2,000,000,000           NR/Baa3   Indonesia Treasury Bond,
                                        11.0%, 9/15/25                                  293,583
IDR   1,900,000,000          BB+/Baa3   Indonesia Treasury Bond,
                                        12.8%, 6/15/21                                  289,351
MYR         920,000              A/A3   Malaysia Government Bond,
                                        3.58%, 9/28/18                                  307,259
MYR         920,000             NR/A3   Malaysia Government Bond,
                                        3.741%, 2/27/15                                 306,683
MYR         900,000             NR/A3   Malaysia Government Bond,
                                        4.012%, 9/15/17                                 305,701

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 17

------------------------------------------------------------------------------------------------
 Principal            S&P/Moody's
 Amount ($)           Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        Foreign Government
                                        Bonds -- (continued)
MYR         670,000             NR/A3   Malaysia Government Bond,
                                        4.16%, 7/15/21                          $       232,517
MYR         670,000             NR/A3   Malaysia Government Bond,
                                        4.378%, 11/29/19                                233,816
MXN       1,300,000           A-/Baa1   Mexican Bonos, 10.0%, 11/20/36                  175,011
MXN       2,000,000           A-/Baa1   Mexican Bonos, 10.0%, 12/5/24                   245,554
MXN       3,700,000           A-/Baa1   Mexican Bonos, 6.0%, 6/18/15                    317,412
MXN       3,200,000           A-/Baa1   Mexican Bonos, 8.5%, 12/13/18                   320,242
MXN       1,750,000           A-/Baa1   Mexican Bonos, 9.5%, 12/18/14                   156,719
PEN         330,000         BBB+/Baa2   Peru Government Bond, 7.84%,
                                        8/12/20                                         156,222
PEN         300,000         BBB+/Baa2   Peru Government Bond, 8.2%,
                                        8/12/26                                         157,798
PLN         892,010              A/A2   Poland Government Bond, 3.0%,
                                        8/24/16                                         300,421
PLN         900,000              A/A2   Poland Government Bond, 4.75%,
                                        10/25/16                                        302,913
PLN         860,000              A/A2   Poland Government Bond, 4.75%,
                                        4/25/17                                         292,605
PLN         850,000              A/A2   Poland Government Bond, 5.25%,
                                        10/25/17                                        297,266
ZAR       2,640,814           NR/Baa1   South Africa Government Bond --
                                        CPI Linked, 2.75%, 1/31/22                      351,359
ZAR       2,600,000           NR/Baa1   South Africa Government Bond,
                                        6.75%, 3/31/21                                  302,423
THB      13,600,000           A-/Baa1   Thailand Government Bond, 2.8%,
                                        10/10/17                                        460,820
THB       8,900,000           NR/Baa1   Thailand Government Bond, 3.45%,
                                        3/8/19                                          309,219
THB       8,200,000           A-/Baa1   Thailand Government Bond, 5.125%,
                                        3/13/18                                         306,356
TRY         382,449             NR/NR   Turkey Government Bond, 4.5%,
                                        2/11/15                                         230,621
TRY         464,835             NR/NR   Turkey Government Bond, 7.0%,
                                        10/1/14                                         283,152
TRY         250,000            NR/Ba1   Turkey Government Bond, 9.0%,
                                        3/5/14                                          143,853
------------------------------------------------------------------------------------------------
                                        TOTAL FOREIGN GOVERNMENT BONDS
                                        (Cost $8,310,848)                       $     8,418,606
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------------
 Principal            S&P/Moody's
 Amount ($)           Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                        TEMPORARY CASH
                                        INVESTMENTS -- 0.7%
                                        Commercial Paper -- 0.7%
MXN       1,300,000             BB/NR   Consubanco SA Institucion de Banca
                                        Multiple, 0.0%, 4/16/14 (b)             $       100,026
------------------------------------------------------------------------------------------------
                                        TOTAL TEMPORARY
                                        CASH INVESTMENTS
                                        (Cost $99,564)                          $       100,026
------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN
                                        SECURITIES -- 96.5%
                                        (Cost $14,547,726) (a)                  $    14,632,500
------------------------------------------------------------------------------------------------
                                        OTHER ASSETS &
                                        LIABILITIES -- 3.5%                     $       525,138
------------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS -- 100.0%              $    15,157,638
================================================================================================

NR    Not rated by either S&P or Moody's.

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $14,547,726 was as follows:

        Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                            $       232,552

        Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                                   (147,778)
                                                                                ---------------
        Net unrealized gain                                                     $        84,774
                                                                                ===============

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL   Brazilian Real
CLP   Chilean Peso
COP   Columbian Peso
HUF   Hungarian Forint
IDR   Indonesian Rupiah
MXN   Mexican Peso
MYR   Malaysian Ringgit
PEN   Peruvian Nuevo Sol
PLN   New Polish Zloty
RUB   Russian Ruble
THB   Thai Baht
TRY   Turkish Lira
ZAR   South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $15,313,597 and $1,079,151, respectively.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                                Level 1     Level 2       Level 3    Total
--------------------------------------------------------------------------------
Corporate Bonds                 $    --     $ 6,113,868   $    --    $ 6,113,868
Foreign Government Bonds             --       8,418,606        --      8,418,606
Commercial Paper                     --         100,026        --        100,026
--------------------------------------------------------------------------------
Total                           $    --     $14,632,500   $    --    $14,632,500
================================================================================

During the six months ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Statement of Assets and Liabilities | 4/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $14,547,726)                      $14,632,500
  Cash                                                                 225,098
  Foreign currencies, at value (cost $8,108)                             8,255
  Receivables --
     Interest                                                          229,308
     Due from Pioneer Investment Management, Inc.                       17,571
     Due from affiliates                                                    33
  Other                                                                 55,800
-------------------------------------------------------------------------------
         Total assets                                              $15,168,565
===============================================================================
LIABILITIES:
  Due to affiliates                                                $    10,927
-------------------------------------------------------------------------------
         Total liabilities                                         $    10,927
===============================================================================
NET ASSETS:
  Paid-in capital                                                  $15,024,300
  Undistributed net investment income                                  118,740
  Accumulated net realized loss on investments and foreign
     currency transactions                                             (70,495)
  Net unrealized gain on investments                                    84,774
  Net unrealized gain on other assets and liabilities denominated
     in foreign currencies                                                 319
-------------------------------------------------------------------------------
         Total net assets                                          $15,157,638
===============================================================================
NET ASSET VALUE PER SHARE: (a)
(No par value, unlimited number of shares authorized)
  Class A (based on $5,070,864/502,435 shares)                     $     10.09
  Class C (based on $5,037,501/500,000 shares)                     $     10.08
  Class Y (based on $5,049,273/500,000 shares)                     $     10.10
MAXIMUM OFFERING PRICE:
  Class A ($10.09 (divided by) 95.5%)                              $     10.57
===============================================================================
(a) The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 21

Statement of Operations (unaudited)

For the Period Ended 4/30/13

INVESTMENT INCOME:
  Interest                                                           $ 162,599
-------------------------------------------------------------------------------------------
         Total investment income                                                 $ 162,599
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  24,247
  Distribution fees
     Class A                                                             2,888
     Class C                                                            11,536
  Administrative reimbursement                                             901
  Custodian fees                                                         2,795
  Registration fees                                                     14,167
  Professional fees                                                     17,660
  Printing expense                                                       4,723
  Fees and expenses of nonaffiliated Trustees                            1,747
  Miscellaneous                                                          5,821
-------------------------------------------------------------------------------------------
     Total expenses                                                              $  86,485
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                    (42,626)
-------------------------------------------------------------------------------------------
     Net expenses                                                                $  43,859
-------------------------------------------------------------------------------------------
         Net investment income                                                   $ 118,740
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                                     $ (47,861)
     Other assets and liabilities denominated in foreign currencies    (22,634)  $ (70,495)
-------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                     $  84,774
     Other assets and liabilities denominated in foreign currencies        319   $  85,093
-------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                      $  14,598
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $ 133,338
===========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                                                2/5/13 (a)
                                                                                to 4/30/13
                                                                                (unaudited)
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                           $   118,740
Net realized loss on investments and foreign currency transactions                  (70,495)
Change in net unrealized gain on investments and foreign currency transactions       85,093
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                      $   133,338
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $15,024,300
Reinvestment of distributions                                                            --
Cost of shares repurchased                                                               --
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund share transactions         $15,024,300
--------------------------------------------------------------------------------------------
      Net increase in net assets                                                $15,157,638
NET ASSETS:
Beginning of year                                                                        --
--------------------------------------------------------------------------------------------
End of year                                                                     $15,157,638
--------------------------------------------------------------------------------------------
Undistributed net investment income                                             $   118,740
============================================================================================

(a) The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 23

-------------------------------------------------------------------------------
                                                '13 Shares          '13 Amount
                                                (unaudited)         (unaudited)
-------------------------------------------------------------------------------
Class A*
Shares sold                                        502,435          $5,024,300
Reinvestment of distributions                           --                  --
Less shares repurchased                                 --                  --
-------------------------------------------------------------------------------
      Net increase                                 502,435          $5,024,300
===============================================================================
Class C*
Shares sold                                        500,000          $5,000,000
Reinvestment of distributions                           --                  --
Less shares repurchased                                 --                  --
-------------------------------------------------------------------------------
      Net increase                                 500,000          $5,000,000
===============================================================================
Class Y*
Shares sold                                        500,000          $5,000,000
Reinvestment of distributions                           --                  --
Less shares repurchased                                 --                  --
-------------------------------------------------------------------------------
      Net increase                                 500,000          $5,000,000
===============================================================================
* The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Financial Highlights

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 4/30/13
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $ 9.98
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $ 0.08
  Net realized and unrealized gain on investments                     0.03
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $ 0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                      $10.09
================================================================================
Total return*                                                         0.90%
Ratio of net expenses to average net assets+                          1.10%**
Ratio of net investment income to average net assets+                 3.59%**
Portfolio turnover rate                                                 34%**
Net assets, end of period (in thousands)                            $5,071
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                      2.33%**
  Net investment income                                               2.36%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        1.10%**
  Net investment income                                               3.59%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class A shares were first publicly offered on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 25

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 4/30/13
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 9.97
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $ 0.07
  Net realized and unrealized gain on investments                     0.04
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $ 0.11
--------------------------------------------------------------------------------
Net asset value, end of period                                      $10.08
================================================================================
Total return*                                                         0.80%
Ratio of net expenses to average net assets+                          1.85%**
Ratio of net investment income to average net assets+                 2.84%**
Portfolio turnover rate                                                 34%**
Net assets, end of period (in thousands)                            $5,038
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                      3.08%**
  Net investment income                                               1.61%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        1.85%**
  Net investment income                                               2.84%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class C shares were first publicly offered on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 4/30/13
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $ 9.98
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $ 0.09
  Net realized and unrealized gain on investments                     0.03
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $ 0.12
--------------------------------------------------------------------------------
Net asset value, end of period                                      $10.10
================================================================================
Total return*                                                         1.00%
Ratio of net expenses to average net assets+                          0.85%**
Ratio of net investment income to average net assets+                 3.84%**
Portfolio turnover rate                                                 34%**
Net assets, end of period (in thousands)                            $5,049
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                      2.08%**
  Net investment income                                               2.61%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        0.85%**
  Net investment income                                               3.84%**
================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class Y shares were first publicly offered on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 27

Notes to Financial Statements | 4/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Local Currency Debt Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on February 5, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

28 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At April 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 29

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

30 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2013, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended April 30, 2013.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 31

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the period ended April 30, 2013, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended April 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,239 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

32 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended April 30, 2013, there were no out-of-pocket expenses.

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $33 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at April 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $688 in distribution fees payable to PFD at April 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended April 30, 2013, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Local Currency Debt Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds and the performance results of two Pioneer UCITS with similar investment strategies to those of the Fund, and concluded that the investment performance of such other Pioneer Funds and Pioneer UCITS supported the approval of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the

34 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

Morningstar Emerging Markets Bond category. The Trustees considered that the Fund's proposed management fee would rank in the second quintile of the peer group. (In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners.) The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the third quintile of the peer group. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 35

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               John F. Cogan, Jr., President*
David R. Bock                           Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                         Vice President
Benjamin M. Friedman                    Mark E. Bradley, Treasurer**
Margaret B.W. Graham                    Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Chief Executive Officer of the Fund.
** Chief Financial and Accounting Officer of the Fund.

36 Pioneer Emerging Markets Local Currency Debt Fund |
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
                           This page for your notes.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 37

                           This page for your notes.

38 Pioneer Emerging Markets Local Currency Debt Fund |
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

                           This page for your notes.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 39

                           This page for your notes.

40 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

                           This page for your notes.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 41

                           This page for your notes.

42 Pioneer Emerging Markets Local Currency Debt Fund |
Semiannual Report | 4/30/13

                             This page for your notes.

                             Pioneer Emerging Markets Local Currency Debt Fund |
                                                  Semiannual Report | 4/30/13 43

                           This page for your notes.

44 Pioneer Emerging Markets Local Currency Debt Fund |
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

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 26827-00-0613

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2013

* Print the name and title of each signing officer under his or her signature.